As filed with the Securities and Exchange Commission on October 1, 2003
                                                        Registration No. 2-75677

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|

      Pre-Effective Amendment No. __                                        |_|
      Post-Effective Amendment No. 55                                       |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |X|

      Amendment No. 56                                                      |X|

                        (Check appropriate box or boxes.)

                                 WESTCORE TRUST
                                 --------------
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577

                           Traci A. Thelen, Secretary
                                 Westcore Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                     (Name and Address of Agent of Service)

                                    Copy to:

                              Lester Woodward, Esq.
                           Davis, Graham & Stubbs LLP
                           1550 17th Street, Suite 500
                                Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

|X|   immediately upon filing pursuant to paragraph (b)
|_|   on (date), pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a) (1)
|_|   on ____________, pursuant to paragraph (a) (1)
|_|   75 days after filing pursuant to paragraph (a) (2)
|_|   on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest
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[LOGO]WestCore Funds                              Equity & Bond Funds Prospectus
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                                                                 [PHOTO OMITTED]

                                                                 October 1, 2003

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investment Advisors LLC.

Westcore Equity Funds

Westcore MIDCO Growth Fund
Westcore Growth Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

Westcore Bond Funds

Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

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        Table of Contents
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                                                                           PAGES
Risk/Return Summary .......................................................    2

  Westcore Equity Funds ...................................................    2

  Westcore Bond Funds .....................................................    8

  Bar Charts and Performance Tables .......................................   12

  Fees and Expenses of the Funds ..........................................   23

Types of Investment Risk ..................................................   26

How to Invest and Obtain Information ......................................   40

  How to Contact Westcore Funds ...........................................   40

  Purchasing Shares .......................................................   42

  Exchanging Shares .......................................................   45

  Redeeming Shares ........................................................   47

  Additional Information on Telephone and Online Service ..................   49

General Account Policies ..................................................   51

Distributions and Taxes ...................................................   57

Management of the Funds ...................................................   61

Financial Highlights ......................................................   68

Appendix A-Bond Rating Categories .........................................  A-1


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        Risk/Return Summary
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      Westcore Equity Funds

      The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?
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Westcore Growth Funds:

      o Westcore MIDCO Growth Fund - long-term capital appreciation by investing primarily in medium-sized growth companies.

      o Westcore Growth Fund - long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

      o Westcore Select Fund - long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

Westcore International Funds:

      o Westcore International Frontier Fund - long-term growth of capital primarily through investments in international, small-cap companies.

Westcore Value Funds:

      o Westcore Blue Chip Fund - long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

      o Westcore Mid-Cap Opportunity Fund - long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

      o     Westcore Small-Cap Opportunity Fund - long-term capital appreciation
            primarily    through    investments    in   companies   with   small
            capitalizations whose stocks appear to be undervalued.

      Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.


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        Risk/Return Summary
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What are the main investment strategies of the
Westcore Equity Funds?
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      Westcore  Growth Funds:  emphasize  investments in companies that have the potential to grow their earnings faster than the general economy.

      When seeking investments for Growth Funds, the investment adviser (the "Adviser") performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

      Westcore MIDCO Growth Fund invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

      Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies whose market capitalizations, at the time of purchase, are between $500 million and $12 billion. As of June 30, 2003, the median capitalization of the companies in which the Fund was invested was approximately $4.5 billion

      Westcore Growth Fund invests primarily in the common stock of large- and medium-sized companies. The Fund considers large and medium-sized companies to be companies with market capitalizations of $500 million and above at the time of purchase. The Fund may invest up to 25% of its total assets in bonds convertible into common stock, which provide greater income while maintaining similar characteristics of common stocks. This Fund is designed to outperform the total return of the S&P 500 Index while maintaining comparable risk.


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        Risk/Return Summary
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      Westcore Select Fund invests primarily in common stock of a limited number of companies of any size. The Adviser looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Fund normally invests in a core group of 20 to 35 common stocks. However, the Adviser also has the ability to maintain a substantial amount of the portfolio's assets invested in cash and short-term equivalents, if it believes market conditions are unfavorable for profitable investing.

      Westcore International Funds: emphasize investments in companies outside the U.S. that have the potential to grow their earnings faster than the general economy.

      The Adviser utilizes a consistent approach to seek companies outside the U.S. which it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for the Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. The Adviser builds the portfolio one company at a time, regardless of where the company is located. It is not constrained by regional, country or industry allocation models that might force it to invest in companies it believes are less attractive. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive.

      Westcore International Frontier Fund invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase that appear to have above average revenue and earnings growth potential. Under normal circumstances, the Fund invests at least 65% of its assets in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for long-term growth than smaller foreign companies or than foreign companies generally.

      The Westcore International Frontier Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,


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        Risk/Return Summary
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Greece,  Hong Kong,  Ireland,  Israel,  Italy,  Japan,  Luxembourg,  Mexico, the
Netherlands,   New  Zealand,   Norway,  Portugal,   Singapore,   Spain,  Sweden,
Switzerland, and the United Kingdom. The Fund considers emerging market countries to be those countries not listed as developed countries above.

      Westcore  Value  Funds:   emphasize  investments  in  companies  that  are
undervalued and have improving business prospects due to strong company and industry dynamics.

      As the first step in identifying stocks for purchase, the Adviser uses a proprietary computer model and/or other valuation tools to find stocks that appear to be undervalued based on traditional measures such as price-to-earnings, price-to-book value and price-to-cash flow ratios. The model and processes also incorporate positive earnings and stock price momentum in order to assist the Adviser in the timing of buy decisions. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. Particular attention is paid to identifying a catalyst for unleashing the value in a stock. A Value Fund may sell a stock when it reaches an established price target, when the model indicates it is no longer undervalued or when its fundamental business prospects change. The following describes our Value Funds, which execute this strategy for the large-, medium- and small-company universes.

      Westcore Blue Chip Fund invests in approximately 50 large, well-established companies whose stocks appear to be undervalued.** For the purposes of this policy, the Fund currently considers "large, well-established" companies to be those included in, or similar in size to those included in, Standard & Poor's 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Fund than smaller companies. As of June 30, 2003, the median capitalization of the companies in which the Fund was invested was approximately $11.4 billion.

      Westcore  Mid-Cap  Opportunity  Fund  invests  primarily  in  medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

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        Risk/Return Summary
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      Under normal  circumstances,  at least 80% of the value of this Fund's net assets plus any borrowings for investment purposes is invested in mid-cap companies.* For purposes of this policy, the Fund currently considers mid-cap companies to be companies with market capitalizations of $500 million to $12 billion at the time of purchase. As of June 30, 2003, the median capitalization of the companies in which the Fund was invested was approximately $2.7 billion.

      Westcore Small-Cap Opportunity Fund invests primarily in small companies with unrecognized potential whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks may have higher return/risk potential than larger company stocks.

      Under normal circumstances, at least 80% of the value of this Fund's net assets plus any borrowings for investment purposes is invested in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $2 billion or less at the time of purchase. As of June 30, 2003, the median capitalization of the companies in which the Fund was invested was approximately $900 million.

What are the principal risks of investing in the
Westcore Equity Funds?
--------------------------------------------------------------------------------

      As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (market risk). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (management risk). Therefore, you could lose money by investing in the Equity Funds.

      Westcore International Frontier Fund's exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly subject to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

      The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Fund, however the Fund's performance could be worse if the Adviser's judgement proves incorrect.


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        Risk/Return Summary
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      Westcore  International  Frontier and Westcore Small-Cap Opportunity Funds
are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (small company risk). Therefore, the value of these Funds may be more volatile.

      Westcore Select Fund is non-diversified. This means it may from time to time invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Fund held a greater number of issues (non-diversification risk). Therefore, the value of this Fund may be more volatile than funds that hold a greater number of issuers.

      The Westcore Equity Funds, but predominantly Westcore Growth, Westcore Select, Westcore International Frontier and Westcore Mid-Cap Opportunity Funds have participated and may continue to participate in the initial public offering
(IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on its total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (liquidity risk). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO risk). The purchase of IPO shares may involve higher transaction costs.

      An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

* Shareholders will receive notice 60 days prior to any change in this policy.

** The Fund will notify shareholders 60 days prior to any change in the Fund's investment policies that will result in the Fund investing, under normal circumstances, less than 80% of the value of its total net assets in companies that are large and well established at the time of purchase.


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        Risk/Return Summary
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      Westcore Bond Funds

      The Westcore Bond Funds are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?
--------------------------------------------------------------------------------

      o Westcore Flexible Income Fund - long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

      o     Westcore Plus Bond Fund - long-term total rate of return, consistent
            with   preservation   of  capital,   by   investing   primarily   in
            investment-grade bonds of varying maturities.

      o Westcore Colorado Tax-Exempt Fund - income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

      Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

What are the main investment strategies of the
Westcore Bond Funds?
--------------------------------------------------------------------------------

      Westcore Flexible Income Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and high-yielding equity securities. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in income-producing securities.* The Fund may invest up to 20% of its assets in common stocks, primarily dividend paying. The Fund may own an unlimited amount of high-yield/high-risk bonds and securities denominated in foreign currencies.

      Westcore Plus Bond Fund invests primarily in investment-grade debt securities - those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody's or Standard and Poor's. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of varying maturities.* The dollar-weighted average quality is expected to be "Baa" or better.


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        Risk/Return Summary
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A "Baa" rating typically is the lowest of the four investment-grade  categories, and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. Westcore Plus Bond Fund maintains an average dollar-weighted maturity of between 4 and 10 years. The Fund may invest up to 25% of its assets in high-yield/high-risk bonds and up to 10% in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

      The Funds emphasize corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Adviser's research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Funds may invest in other securities, including debt issued by REITs and mortgage-backed and asset-backed bonds, which may also offer higher interest yield than government bonds. The attractiveness of REIT debt and corporate, mortgage- and asset-backed bonds relative to government bonds is monitored to determine the target weightings for each sector. The combination of valuation and a disciplined credit research process is the basis for buy/sell decisions.

      Westcore Colorado Tax-Exempt Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus any borrowings for investment purposes in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt. The Fund maintains an average dollar-weighted maturity of between 7 and 10 years.

      The Adviser invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Fund may invest in unrated bonds if the Adviser determines they are comparable in quality to instruments that meet the Fund's rating requirements.


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        Risk/Return Summary
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      The  Adviser's  strategy  emphasizes  quality.  To  fully  understand  the issuers' ability to generate revenues or levy taxes in order to meet their obligations, the Adviser researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Fund holds bonds from all areas of the state to reduce the risk to the portfolio of any one local economy that is suffering. The Adviser enhances the quality of the Fund by investing at least 75% of its assets in bonds where the risk of interest and principal payment default is protected by a third-party insurer or the issue is secured by U.S. Government securities as collateral.

All Westcore Bond Funds

      If the rating on an obligation held by a Fund is reduced below the Fund's rating requirements, the Adviser will sell the obligation if and when the Adviser determines it is in the Fund's best interest to do so.

What are the principal risks of investing in the
Westcore Bond Funds?
--------------------------------------------------------------------------------

      Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Bond Funds.

      A principal risk of investing in bond funds is that the value of these securities will fall if interest rates rise (interest rate risk). Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another principal risk associated with bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds.

      A general decline in interest rates may result in prepayments of certain obligations the Funds will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund's share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

      Westcore Flexible Income and Plus Bond Funds are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as "junk" bonds). These are bonds rated below investment grade by the primary


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        Risk/Return Summary
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rating  agencies  such as  Standard & Poor's  and  Moody's  or are  unrated  and determined to be of comparable quality by the Adviser, and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that a Fund would like, making these Funds subject to greater levels of liquidity risk than funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than funds that do
not  invest  in  such   securities.   High-yield   securities   are   considered
predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices which can result in a corresponding high volatility in the value of these Funds' NAV.

      Westcore Flexible Income and Plus Bond Funds' exposure to foreign markets can regularly affect the net asset value (NAV) and total return of these Funds due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly subject to foreign risks. Therefore, the value of these Funds may be more volatile than bond funds investing only in domestic companies. The Funds may use a variety of currency-hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes these techniques will benefit the Funds, however, the Funds' performance could be worse if the Adviser's judgement proves incorrect.

      Westcore Colorado Tax-Exempt Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (state specific risk). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. Also, the Fund's performance may be dependent upon fewer securities than is the case with a less concentrated portfolio, such as a national tax-exempt fund. The Westcore Colorado Tax-Exempt Fund is not diversified.

      An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

* Shareholders will receive notice 60 days prior to any change in this policy.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  11

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

      Bar Charts and Performance Tables

      The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for one, five and ten years compare with those of a widely recognized, unmanaged index of common stock or bond prices, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

      Best Quarter and Worst Quarter figures apply only to the period covered by the chart.

Information on After-Tax Returns

      Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund's shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

      Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund's shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption
(sale) of the shares at the end of the performance period.

      Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares. These returns reflect taxes paid on distributions on a Fund's shares and taxes applicable when the shares are redeemed (sold).

      Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.


--------------------------------------------------------------------------------
12                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore MIDCO Growth Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993    17.47
                                1994    -1.01
                                1995    27.42
                                1996    16.99
                                1997    14.89
                                1998    10.40
                                1999    59.31
                                2000   -17.51
                                2001   -10.45
                                2002   -17.94

Year-to-date return for the period ended June 30, 2003 was 22.72%.

Best Quarter: Q4 '99 51.08%                       Worst Quarter: Q3 '01 -22.72%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                          Since
                                                                                        Inception
Westcore MIDCO Growth Fund                  1 Year         5 Years       10 Years    (August 1, 1986)
-----------------------------------------------------------------------------------------------------
Return Before Taxes                        -17.94%          1.29%          7.81%         11.11%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions        -17.94%         -4.19%          3.71%          7.46%
-----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                    -11.02%          1.20%          6.22%          8.82%
-----------------------------------------------------------------------------------------------------
Russell Midcap Growth Index                -27.40%         -1.82%          6.59%          9.46%
-----------------------------------------------------------------------------------------------------

The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. incorporated companies based on total market capitalization. The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  13

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Growth Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993    11.33
                                1994    -8.39
                                1995    22.45
                                1996    23.25
                                1997    27.25
                                1998     6.63
                                1999    46.16
                                2000     3.75
                                2001   -13.49
                                2002   -23.12

Year-to-date return for the period ended June 30, 2003 was 9.67%.

Best Quarter: Q4 '99 40.88%                        Worst Quarter: Q3 '01 -18.12%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         Since
                                                                                       Inception
Westcore Growth Fund                        1 Year        5 Years        10 Years    (June 1, 1988)
---------------------------------------------------------------------------------------------------
Return Before Taxes                        -23.12%         1.46%           7.73%          9.18%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions        -23.12%        -0.85%           5.02%          6.38%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                    -14.20%         1.15%           5.77%          6.82%
---------------------------------------------------------------------------------------------------
S&P 500 Index                              -22.10%        -0.58%           9.34%         11.25%
---------------------------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
14                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Select Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                2000    15.27
                                2001    -0.33
                                2002   -23.28

Year-to-date return for the period ended June 30, 2003 was 5.32%.

Best Quarter: Q1 '00 28.64%                        Worst Quarter: Q3 '01 -18.97%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                               Since
                                                                                             Inception
Westcore Select Fund                                                            1 Year     (Oct. 1, 1999)
---------------------------------------------------------------------------------------------------------
Return Before Taxes                                                            -23.38%         19.74%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                            -23.38%         11.91%
---------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                    -14.35%         13.12%
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                  -22.10%         -9.73%
---------------------------------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  15

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore International Frontier Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                2000    -2.43
                                2001   -20.92
                                2002   -18.42

Year-to-date return for the period ended June 30, 2003 was 18.60%.

Best Quarter: Q1 '00 30.49%                        Worst Quarter: Q3 '02 -23.01%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                             Since
                                                                                           Inception
Westcore International Frontier Fund                                   1 Year           (Dec. 15, 1999)
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    -18.42%              -13.15%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                    -18.42%              -13.53%
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            -11.31%              -10.31%
-------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Small-Cap Index                                            -7.82%               -8.97%
-------------------------------------------------------------------------------------------------------

The MSCI EAFE(R) Small-Cap Index is unmanaged and is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion. The Index figures do not reflect any fees, expenses or taxes, except for withholding taxes assuming the highest rates. Investors cannot invest directly in the Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
16                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Blue Chip Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993    12.43
                                1994     0.36
                                1995    36.43
                                1996    21.24
                                1997    30.92
                                1998    17.88
                                1999     4.98
                                2000     0.56
                                2001    -2.96
                                2002   -21.12

Year-to-date return for the period ended June 30, 2003 was 8.00%.

Best Quarter: Q4 '98 20.31%                        Worst Quarter: Q3 '98 -20.38%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                Since
                                                                                              Inception
Westcore Blue Chip Fund                            1 Year         5 Years       10 Years    (June 1, 1988)
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                -21.12%        -0.97%          8.81%          9.57%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                -21.33%        -3.10%          5.81%          7.12%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                            -12.97%        -0.53%          6.85%          7.61%
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                      -22.10%        -0.58%          9.34%         11.25%
----------------------------------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in the Index.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  17

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Mid-Cap Opportunity Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1999    18.20
                                2000    16.29
                                2001     7.05
                                2002   -19.15

Year-to-date return for the period ended June 30, 2003 was 13.36%.

Best Quarter: Q4 '99 28.63%                        Worst Quarter: Q3 '01 -19.48%


The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                            Since
                                                                                          Inception
Westcore Mid-Cap Opportunity Fund                                           1 Year      (Oct. 1, 1998)
------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         -19.15%          7.05%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         -19.17%          5.02%
------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 -11.76%          4.85%
------------------------------------------------------------------------------------------------------
Russell Midcap Index                                                        -16.19%          4.36%
------------------------------------------------------------------------------------------------------

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. incorporated companies based on total market capitalization. The Russell Midcap Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index. This Fund participates in the IPO market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
18                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1994     0.33
                                1995    29.48
                                1996    25.58
                                1997    27.78
                                1998    -5.73
                                1999    -7.82
                                2000    19.99
                                2001     9.99
                                2002   -16.05

Year-to-date return for the period ended June 30, 2003 was 12.52%.

Best Quarter: Q4 '01 21.19%                        Worst Quarter: Q3 '98 -20.68%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        Since
                                                                                      Inception
Westcore Small-Cap Opportunity Fund                   1 Year         5 Years       (Dec. 28, 1993)
--------------------------------------------------------------------------------------------------
Return Before Taxes                                  -16.05%          -0.76%            8.03%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                  -16.05%          -1.09%            7.07%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                   -9.86%          -0.70%            6.43%
--------------------------------------------------------------------------------------------------
Russell 2000 Index                                   -20.48%          -1.36%            5.93%
--------------------------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization. The Russell 2000 Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  19

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Flexible Income Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993    15.92
                                1994    -7.13
                                1995    26.69
                                1996     0.74
                                1997    13.95
                                1998    10.21
                                1999    -7.89
                                2000    10.70
                                2001     6.19
                                2002    -0.04

Year-to-date return for the period ended June 30, 2003 was 15.32%.

Best Quarter: Q2 '95 9.54%                          Worst Quarter: Q3 '02 -5.47%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        Since
                                                                                      Inception
Westcore Flexible Income Fund                  1 Year        5 Years     10 Years   (June 1, 1988)
--------------------------------------------------------------------------------------------------
Return Before Taxes                             -0.04%        3.59%        6.44%        8.15%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions             -3.39%        0.77%        3.14%        4.90%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                          0.00%        1.54%        3.59%        5.15%
--------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index            10.26%        7.55%        7.51%        8.70%
--------------------------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

30-Day Yield as of May 31, 2003:                                           7.65%
--------------------------------------------------------------------------------

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).


--------------------------------------------------------------------------------
20                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Plus Bond Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993     9.87
                                1994    -3.38
                                1995    15.01
                                1996     3.79
                                1997     8.25
                                1998     6.47
                                1999     0.43
                                2000    10.34
                                2001     6.78
                                2002     7.18

Year-to-date return for the period ended June 30, 2003 was 6.69%.

Best Quarter: Q2 '95 4.99%                          Worst Quarter: Q1 '94 -2.62%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                          Since
                                                     1             5           10       Inception
Westcore Plus Bo nd Fund                            Year         Years        Years   (June 1, 1988)
----------------------------------------------------------------------------------------------------
Return Before Taxes                                 7.18%        6.19%        6.35%        7.30%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                 4.43%        3.61%        3.82%        4.75%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                             4.35%        3.65%        3.82%        4.71%
----------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               10.26%        7.55%        7.51%        8.70%
----------------------------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. The Lehman Brothers Aggregate Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

30-Day Yield as of May 31, 2003:                                           4.94%
--------------------------------------------------------------------------------

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  21

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund
--------------------------------------------------------------------------------

Calendar Year Total Returns as of 12/31 (%)

                                   [BAR CHART]

  [The following table was represented as a bar chart in the printed material]

                                1993     9.89
                                1994    -3.24
                                1995    13.03
                                1996     4.29
                                1997     7.35
                                1998     5.59
                                1999    -2.22
                                2000     9.02
                                2001     4.37
                                2002     7.95

Year-to-date return for the period ended June 30, 2003 was 3.45%.

Best Quarter: Q1 '95 5.18%                          Worst Quarter: Q1 '94 -3.64%

The Fund's Average Annual Total Returns for the Periods
Ended December 31, 2002

The table shows the Fund's average annual total returns for the periods ended December 31, 2002, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                Since Inception
Westcore Colorado Tax-Exempt Fund           1 Year       5 Years     10 Years   (June 1, 1991)
-----------------------------------------------------------------------------------------------
Return Before Taxes                          7.95%        4.86%        5.49%        5.98%
-----------------------------------------------------------------------------------------------
Return After Taxes on Distributions          7.95%        4.86%        5.49%        5.98%
-----------------------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                      6.42%        4.72%        5.34%        5.80%
-----------------------------------------------------------------------------------------------
Lehman Brothers
10-Year Tax-Exempt Bond Index               10.17%        6.12%        6.82%        7.28%
-----------------------------------------------------------------------------------------------

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard and Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Lehman Brothers 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this Index.

                                                                 30-Day Tax-
                                        30-Day Yield as      Equivalent Yield as
                                        of May 31, 2003       of May 31, 2003*
--------------------------------------------------------------------------------
30-Day Yields as of May 31, 2003:            1.90%                  3.07%
--------------------------------------------------------------------------------

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

* Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate).


--------------------------------------------------------------------------------
22                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

      Fees and Expenses of the Funds

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                                         International
                                                    Equity Growth Funds                   Equity Funds
------------------------------------------------------------------------------------------------------
                                      Westcore                                              Westcore
                                        MIDCO           Westcore          Westcore       International
                                       Growth            Growth            Select           Frontier
                                        Fund              Fund              Fund              Fund
------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from
your investment)
------------------------------------------------------------------------------------------------------
Redemption fee(2) (as a
percentage of amount redeemed
or exchanged if shares are held
less than 3 months)                      2.00%             2.00%             2.00%             2.00%
------------------------------------------------------------------------------------------------------
Annual Account Maintenance Fee
(for accounts under $1,000 as
further described on page 52)          $12.00            $12.00            $12.00            $12.00
------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)                       0.65%             0.65%             0.65%             1.20%
------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                None              None              None              None
------------------------------------------------------------------------------------------------------
Other Expenses(1)                        0.57%             0.71%             1.25%             1.79%
------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       1.22%             1.36%             1.90%             2.99%
------------------------------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement(1)                (0.07)%           (0.21)%           (0.75)%           (1.49)%
------------------------------------------------------------------------------------------------------
Net Annual Fund
Operating Expenses(1)                    1.15%             1.15%             1.15%             1.50%
------------------------------------------------------------------------------------------------------

The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the MIDCO Growth, Growth, Select and International Frontier Funds from October 1, 2003 until at least September 30, 2004, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.15%, 1.15% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)   Effective on purchases made on or after December 1, 2001.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  23

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

      Fees and Expenses of the Funds (continued)

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                               Equity Value Funds                           Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
                                                     Westcore      Westcore     Westcore       Westcore      Westcore      Westcore
                                                       Blue         Mid-Cap     Small-Cap      Flexible        Plus        Colorado
                                                       Chip       Opportunity  Opportunity      Income         Bond       Tax-Exempt
                                                       Fund          Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from
your investment)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee(2) (as a
percentage of amount redeemed
or exchanged if shares are held
less than 3 months)                                     2.00%         2.00%         2.00%         2.00%         2.00%         2.00%
------------------------------------------------------------------------------------------------------------------------------------
Annual Account Maintenance Fee
(for accounts under $1,000 as
further described on page 52)                         $12.00        $12.00        $12.00        $12.00        $12.00        $12.00
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)                                      0.65%         0.75%         1.00%         0.45%         0.45%         0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                               None          None          None          None          None          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                       0.69%         1.26%         0.75%         1.36%         0.58%         0.53%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.34%         2.01%         1.75%         1.81%         1.03%         1.03%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement(1)                               (0.19)%       (0.76)%       (0.45)%       (0.96)%       (0.48)%       (0.38)%
------------------------------------------------------------------------------------------------------------------------------------
Net Annual Fund
Operating Expenses(1)                                   1.15%         1.25%         1.30%         0.85%         0.55%         0.65%
------------------------------------------------------------------------------------------------------------------------------------

The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Blue Chip, Mid-Cap Opportunity, Small-Cap Opportunity, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds from October 1, 2003 until at least September 30, 2004, so that Net Annual Fund Operating Expenses will be no more than 1.15%, 1.25%, 1.30%, 0.85%, 0.55% and 0.65% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

(2)   Effective on purchases made on or after December 1, 2001.


--------------------------------------------------------------------------------
24                                                                        [LOGO]

--------------------------------------------------------------------------------
        Risk/Return Summary
--------------------------------------------------------------------------------

Example
--------------------------------------------------------------------------------

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Gross Annual Operating Expenses for all years set forth in the table on pages 23 and 24 are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                       International
                                    Equity Growth Funds                                Equity Funds
----------------------------------------------------------------------------------------------------
                    Westcore                                                             Westcore
                     MIDCO                  Westcore              Westcore             International
                     Growth                  Growth                Select                Frontier
                      Fund                   Fund                   Fund                   Fund
----------------------------------------------------------------------------------------------------
One Year             $  124                 $  138                 $  193                 $  302
----------------------------------------------------------------------------------------------------
Three Years             387                    431                    597                    924
----------------------------------------------------------------------------------------------------
Five Years              670                    744                  1,026                  1,571
----------------------------------------------------------------------------------------------------
Ten Years             1,476                  1,633                  2,219                  3,304
----------------------------------------------------------------------------------------------------

                                Equity Value Funds                                        Bond Funds
----------------------------------------------------------------------------------------------------------------------
                   Westcore          Westcore         Westcore           Westcore          Westcore          Westcore
                     Blue             Mid-Cap         Small-Cap          Flexible            Plus            Colorado
                     Chip           Opportunity      Opportunity          Income             Bond           Tax-Exempt
                     Fund              Fund              Fund              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------
One Year            $  136            $  204            $  178            $  184            $  105            $  105
----------------------------------------------------------------------------------------------------------------------
Three Years            424               630               551               569               328               328
----------------------------------------------------------------------------------------------------------------------
Five Years             734             1,082               948               979               568               568
----------------------------------------------------------------------------------------------------------------------
Ten Years            1,611             2,334             2,060             2,124             1,258             1,258
----------------------------------------------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

      The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back cover of this prospectus.

General Risks of Investing in Each of the Funds
--------------------------------------------------------------------------------

Credit Risk - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

      The risk that an issuer will be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Tax-Exempt Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

      Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

      Ratings published by rating agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk - Bond Funds and, to the extent they invest in fixed-income securities, Equity Funds

      Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

      Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value


--------------------------------------------------------------------------------
26                                                                        [LOGO]

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

and the return on your investment. Duration is an approximate measure of the sensitivity of bond and bond fund prices to changes in interest rates. Unlike maturity, which refers only to the time until final payment, duration refers to the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund. Zero coupon securities, including stripped securities in which the Bond Funds (other than the Colorado Tax-Exempt Fund) may invest are subject to
greater   interest-rate  risk  than  many  of  the  more  typical   fixed-income
securities.

      A bond fund's average dollar-weighted maturity and duration are measures of how the fund will react to interest-rate changes. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a fund, with each maturity "weighted" according to the percentage of net assets it represents.

Liquidity Risk - All Funds

      Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund (other than the Colorado Tax-Exempt Fund) may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days, certain municipal leases and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investment in public equity" or "PIPES"). PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

      There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds

      A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

Market Risk - All Funds

      The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

      Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Other Types of Investments - All Funds

      This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

Portfolio Turnover Risks - All Equity Funds

      The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable


--------------------------------------------------------------------------------
28                                                                        [LOGO]

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

      The Westcore Select Fund had a portfolio turnover rate over 100% in the year ended May 31, 2003. The Adviser believes that the Westcore Select Fund may have a lower portfolio turnover rate during the current fiscal year.

Temporary Defensive Positions - All Funds

      Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions. The Westcore International Frontier Fund may invest in fewer than three countries as a temporary defensive position.

Additional Risks That Apply to Particular Investments
--------------------------------------------------------------------------------

Asset-Backed Securities - Bond Funds, Other Than Colorado Tax-Exempt Fund

      These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase, and the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding, asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

      Asset-backed securities may be subject to greater risk of default during periods of economic downturn than conventional debt instruments, and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.

Cash Position - All Funds, Other Than Colorado Tax-Exempt Fund

      When a Fund's Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks or bonds that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.

Convertible Securities - All Funds, Other Than Colorado Tax-Exempt Fund

      These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

      The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

Derivative  Risk  -  All  Funds,  Other  Than  Colorado   Tax-Exempt  Fund,  but
predominantly International Frontier and Flexible Income Funds

      The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in


--------------------------------------------------------------------------------
30                                                                        [LOGO]

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

options, futures, swaps, structured securities and other derivative instruments that may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

      Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

      To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from a speculative position in a derivative may be substantially greater than the derivative's original cost.

Extension Risks - Bond Funds

      This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Currency Exchange Transactions - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier and Flexible Income Funds

      These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

      Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      A Fund may maintain "short" positions in forward foreign currency exchange transactions under which the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.


--------------------------------------------------------------------------------
32                                                                        [LOGO]

--------------------------------------------------------------------------------
        Types of Investment Risk
--------------------------------------------------------------------------------

Foreign Securities Strategies and Risks - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly International Frontier and Flexible Income Funds

      Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

      o     less government regulation
      o     less public information
      o     less economic, political and social stability
      o     less security registration requirements
      o     less security settlement procedures and regulations
      o an adverse change in diplomatic relations between the U.S. and another country
      o     the imposition of withholding taxes on dividend income
      o     the seizure or nationalization of foreign holdings
      o     the establishment of exchange controls
      o     freezes on the convertibility of currency
      o the adoption of other governmental restrictions adversely affecting investments in foreign securities

      Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

      Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

      Investments  in  foreign   securities   also  involve  higher  costs  than
investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

      Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an


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--------------------------------------------------------------------------------

investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

      Investments in foreign securities may be in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the domestic Equity Funds' assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.

Initial Public Offerings - All Funds, Other Than Colorado Tax-Exempt Fund, but predominantly all Equity Funds

      Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Mortgage-Related Securities - Flexible Income and Plus Bond Funds

      The Westcore Flexible Income and Plus Bond Funds may invest in mortgage-


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        Types of Investment Risk
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backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by the Fund's need to reinvest prepayments at higher or lower rates than the original investment.

      Other mortgage-backed securities are issued by private companies, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special-purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Further, an issuer of an obligation may exercise its right to pay principal on the obligation later than expected. This is more likely to happen when interest rates rise. These events may lengthen the duration and reduce the value of these obligations. Duration is defined above under "Interest Rate Risk." In addition, like other debt securities, the values of mortgage-related securities, including government-related mortgage pools, generally will fluctuate in response to market interest rates.

Other Investment Companies -- All Funds

      All Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities which determine their net asset value per share on the amortized cost or penny-rounding method (i.e. money market funds).


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      In addition, all funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").

      ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

      A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Prepayment Risk - Bond Funds

      This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.


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        Types of Investment Risk
--------------------------------------------------------------------------------

REITs - All Funds, Other Than Colorado Tax-Exempt Fund

      The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

      REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

Securities Lending - All Funds, Other Than Colorado Tax-Exempt Fund

      These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

Small-Cap Stock Risk - Select, International Frontier and Small-Cap Opportunity Funds

      Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.


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--------------------------------------------------------------------------------

Tax-Exempt Obligations - Colorado Tax-Exempt Fund

      Tax-exempt obligations in which the Westcore Colorado Tax-Exempt Fund invests include: (i) "general obligation" securities that are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities that are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities that are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) that are usually revenue securities issued by or for public authorities to finance a privately operated facility.

      In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

      The Fund concentrates its investments in Colorado obligations. If Colorado or any of its political subdivisions were to suffer serious financial difficulties that might jeopardize the ability to pay its obligations, the value of the Fund could be adversely affected.

Tax Risk - Colorado Tax-Exempt Fund

      This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

U.S. Government Obligations - All Funds

      The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these


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        Types of Investment Risk
--------------------------------------------------------------------------------

indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Westcore Funds Risk Spectrum
--------------------------------------------------------------------------------

      The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

Funds                                             Conservative         Moderate         Aggressive
---------------------------------------------------------------------------------------------------
Westcore Select Fund                                                                    ==========
---------------------------------------------------------------------------------------------------
Westcore International Frontier Fund                                                ==========
---------------------------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund                                             ==========
---------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                                                  ==========
---------------------------------------------------------------------------------------------------
Westcore Mid-Cap Opportunity Fund                                       ==========
---------------------------------------------------------------------------------------------------
Westcore Growth Fund                                                 ==========
---------------------------------------------------------------------------------------------------
Westcore Blue Chip Fund                                           ==========
---------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund                                     ==========
---------------------------------------------------------------------------------------------------
Westcore Plus Bond Fund                                     ==========
---------------------------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund                   ==========
---------------------------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

      How to Contact Westcore Funds

--------------------------------------------------------------------------------
Online

[GRAPHIC OMITTED]             www.westcore.com:
                              Westcore Trans@ction Center
                              24 hours a day, seven days a week
                              o  Access account information
                              o  Perform transactions
                              o  Order duplicate statements and tax forms
                              o  Change your address or distribution options

--------------------------------------------------------------------------------
By Telephone

[GRAPHIC OMITTED]             1-800-392-CORE (2673):
                              Westcore Investor Services
                              Weekdays: 7 a.m. to 6 p.m. mountain time
                              Westcore Automated Service Line
                              24 hours a day, seven days a week
                              o  Access account information
                              o  Perform transactions
                              o  Order duplicate statements, tax forms or
                                 additional checkbooks for the
                                 BlackRock Money Market Portfolio

--------------------------------------------------------------------------------
By Regular Mail

[GRAPHIC OMITTED]             Westcore Funds
                              PMB 603
                              303 16th Street, Suite 016
                              Denver, CO 80202-5657

--------------------------------------------------------------------------------
By Express, Certified or Registered Mail

[GRAPHIC OMITTED]             Westcore Funds
                              1625 Broadway, Suite 2200
                              Denver, CO 80202


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        How to Invest and Obtain Information
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--------------------------------------------------------------------------------
In Person

[GRAPHIC OMITTED]             Westcore Funds
                              1625 Broadway, Suite 2200
                              Denver, CO 80202

      How to Purchase, Exchange and Redeem

      This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.


--------------------------------------------------------------------------------
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      Purchasing Shares

      You may purchase additional shares through any of the options below or in person at the location listed on page 41. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

--------------------------------------------------------------------------------
By Mail

[GRAPHIC OMITTED]             Opening a New Account

                              Read this prospectus. Send a completed application with your check and mail to the appropriate address.

                              Adding to Your Existing Account

                              Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following instructions on page 51 and mail to the appropriate address.

--------------------------------------------------------------------------------
By Telephone*

[GRAPHIC OMITTED]             If  you  are  an  existing  shareholder,  you  may
                              purchase additional shares by telephone.

                              Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

--------------------------------------------------------------------------------
By Online Access*

[GRAPHIC OMITTED]             If  you  are  an  existing  shareholder,  you  may
                              purchase additional shares online.

                              Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.


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        How to Invest and Obtain Information
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--------------------------------------------------------------------------------
By Automatic Investment Plan

[GRAPHIC OMITTED]             Complete the Automatic  Investment Plan Section on
                              your  application  to  have  money   automatically
                              withdrawn   from   your  bank   account   monthly,
                              quarterly or annually.

                              The minimum automatic investment must be the equivalent of at least $100 per month.

                              To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

--------------------------------------------------------------------------------
By Wire

[GRAPHIC OMITTED]             You may purchase  Westcore shares by wire transfer
                              from your bank account to your  Westcore  account.
                              There is a $1,000 minimum for purchases by wire.

                              To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

                              Wire to:

                              State Street Bank
                              ABA #011000028
                              DDA #00036848
                              ATTN: Custody and Shareholder Services
                              Fund Name
                              Your Account Number

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Important notes on purchasing shares:
--------------------------------------------------------------------------------

o When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instructions as to the Fund, account number and amount.

o Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

o Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.

o If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover, a current, or prior-year contribution.

o After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

o If a check does not clear your bank, Westcore reserves the right to cancel the purchase.

o If Westcore is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.

o     Westcore reserves the right to reject any order.

o If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

Investment Minimums*                                                     Amount
--------------------------------------------------------------------------------
To open a new regular account                                            $ 2,500
--------------------------------------------------------------------------------
To open a new retirement, education** or UGMA/UTMA account               $ 1,000
--------------------------------------------------------------------------------
To open an Automatic Investment Plan account                             $ 1,000
--------------------------------------------------------------------------------
Automatic Investments                                              Equivalent to
                                                                  $100 per month
--------------------------------------------------------------------------------
To add to any type of account                                            $   100
--------------------------------------------------------------------------------

* Westcore Funds reserves the right to waive or vary any investment minimums. Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.

** A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.


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        How to Invest and Obtain Information
--------------------------------------------------------------------------------

      Exchanging Shares

      You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio** through any of the options below. You may also place an exchange in person at the location listed on page
41. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

**    BlackRock  Money  Market  Portfolio  is a money  market  fund  advised  by
      BlackRock   Advisors,   Inc.,   sub-advised  by  BlackRock   Institutional
      Management Corporation and distributed by BlackRock Distributors, Inc.

--------------------------------------------------------------------------------
By Mail

[GRAPHIC OMITTED]             Send a written request  following  instructions on
                              page 51 and mail to the appropriate address.

--------------------------------------------------------------------------------
By Telephone*

[GRAPHIC OMITTED]             Call  1-800-392-CORE   (2673)  to  speak  with  an
                              Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore
                              Automated Service Line.

--------------------------------------------------------------------------------
By Online Access*

[GRAPHIC OMITTED]             Access the  24-hour  Westcore  Trans@ction  Center
                              located at www.westcore.com.

--------------------------------------------------------------------------------
Automatically

[GRAPHIC OMITTED]             Call 1-800-392-CORE (2673) to receive instructions
                              for automatically  exchanging shares between funds
                              on  a   monthly,   quarterly   or   annual   basis
                              ("Systematic Exchange Agreement").

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Important notes on exchanging shares:
--------------------------------------------------------------------------------

o     Exchanges must meet the minimum investment  requirements described on page
      44.

o Exchanges between accounts will be accepted only if registrations are identical.

o Please be sure to read the prospectus for the Fund into which you are exchanging.

o An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

o If you exchange shares within 3 months or less from their date of purchase, you may be subject to the redemption fee as described on page 48.


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--------------------------------------------------------------------------------

      Redeeming Shares

      You may redeem your Westcore shares by any of the options below or in person at the location listed on page 41.

--------------------------------------------------------------------------------
By Mail

[GRAPHIC OMITTED]             Send a written request  following  instructions on
                              page 51 and mail to the appropriate address.

--------------------------------------------------------------------------------
By Telephone*

[GRAPHIC OMITTED]             If you are an existing shareholder, you may redeem
                              your shares by telephone.

                              Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

--------------------------------------------------------------------------------
By Online Access*

[GRAPHIC OMITTED]             If you are an existing shareholder, you may redeem
                              your shares online.

                              Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

--------------------------------------------------------------------------------
By Systematic Withdrawal Plan

[GRAPHIC OMITTED]             You  may  redeem  shares   automatically  (in  any
                              multiple of $50) monthly, quarterly or annually.

                              A systematic withdrawal plan may be established if the shares in your Fund are worth at least $10,000.

                              To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.


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        How to Invest and Obtain Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Wire

[GRAPHIC OMITTED]             You may redeem  Westcore  shares by wire  transfer
                              from your  Westcore  account to your bank account.
                              There is a $10.00 wire transfer fee.

                              There  is a  $1,000  minimum  and  you  must  have
                              established   bank   instructions  to  place  wire
                              redemptions.

                              To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

                              To  add  bank   instructions  to   your   account,
                              please  call   1-800-392-CORE   (2673)  or  access
                              www.westcore.com for the appropriate form.

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 49.

Redemption Fee

      Westcore Funds imposes a 2.00% redemption fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within 3 months or less from their date of purchase. The fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and to the extent that short-term trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to any shares purchased through certain qualified plans, certain broker wrap fee programs and reinvested dividends or distributions. In addition, redemptions resulting from the IRS required minimum distribution rules or the death of a shareholder are excluded from the redemption fee. Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion.


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        How to Invest and Obtain Information
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Important notes on redeeming shares:

o You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.

o Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.

o Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

o If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

o You will be charged $10.00 if you request a wire transfer. There is no charge for an electronic funds transfer.

--------------------------------------------------------------------------------

      Additional Information on Telephone and Online Service

o All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

o     Shareholders  can  follow  the  instructions   provided  at  the  Westcore
      Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

o Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Information" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.


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        How to Invest and Obtain Information
--------------------------------------------------------------------------------

o Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

o There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

o It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

Security Issues

      Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

      Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.


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        General Account Policies
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      General Account Policies

      Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

      Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

      Federal regulations require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

Written Instructions

      To process transactions in writing, your request should be sent to Westcore Funds, PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657 and must include the following information:

      o     The name of the Fund(s).
      o     The account number(s).
      o     The amount of money or number of shares.
      o     The name(s) on the account.
      o     The  signature(s)  of  all  registered   account  owners  (signature
            guaranteed, if applicable).
      o     Your daytime telephone number.


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        General Account Policies
--------------------------------------------------------------------------------

Signature Guarantee

      A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

      The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

      Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

      To protect your accounts from fraud, the following transactions will require a signature guarantee:

      o     Transferring ownership of an account.

      o     Redeeming more than $25,000 from your account.

      o Redeeming by check payable to someone other than the account owner(s).

      o Redeeming by check mailed to an address other than the address of record.

      o Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

      The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee

      Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts using an automatic investment plan.


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        General Account Policies
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Redemption of Low Balance Accounts

      If your account balance falls below the required minimums presented on page 44 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds sent by check to your address of record. We reserve the right to increase the investment minimums.

Limit on Account Activity

      Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

Involuntary Redemptions

      We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery

      We reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information.

Address Changes

      To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

      To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

      Westcore Funds will send you a consolidated  statement quarterly and, with
the  exception  of  automatic   investment   plan   transactions   and  dividend
reinvestment


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        General Account Policies
--------------------------------------------------------------------------------

transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

      Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

      To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds, PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657

Price of Fund Shares

      All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order receive a day's price, your request must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

      Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. In the event the NYSE does not open for business because of an emergency, Westcore may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire


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        General Account Policies
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payment  system is open. To learn whether a Fund is open for business  during an emergency situation, please call 1-800-392-CORE (2673).

      In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

      Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

      A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

      The Trust reserves the right to:

      o reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

      o advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.


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        General Account Policies
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Accounts Opened Through a Service Organization

      You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or earlier cut-off times different from those applicable to shareholders that invest in Westcore directly.

      A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.


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        Distributions and Taxes
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      Distributions and Taxes

Distributions
--------------------------------------------------------------------------------

      A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

                                                  Income Dividends                   Capital Gains
------------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                       Generally declared              Declared and paid
Westcore Growth Fund                             and paid annually               at least annually and
Westcore Select Fund                                                             generally in December
Westcore International Frontier Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund
------------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund                    Declared and                    Declared and paid
Westcore Plus Bond Fund                          paid monthly                    at least annually and
Westcore Colorado Tax-Exempt Fund                                                generally in December
------------------------------------------------------------------------------------------------------

      When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under "How to Contact Westcore Funds", calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes
--------------------------------------------------------------------------------

Federal Taxes

      Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest


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        Distributions and Taxes
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dividends,  discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any), provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rates, however, cannot exceed the amount of dividends received by a mutual fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rates. Nonetheless, if at least 95% of the
Fund's  "gross  income"  is  from  qualifying   dividends,   then  100%  of  its
distributions will be eligible for the lower rates. For these purposes, a mutual fund's gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

      You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


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        Distributions and Taxes
--------------------------------------------------------------------------------

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

      The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains.

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

      You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

      If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

      It is expected that the Westcore International Frontier Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Frontier Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships


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        Distributions and Taxes
--------------------------------------------------------------------------------

may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal,
state,  local  and/or  foreign  tax  consequences   relevant  to  your  specific
situation.

Colorado State Taxes

      Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund. However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the extent that the distributions represent income from U.S. Government Securities. The Colorado income tax rate is currently 4.63%.

      There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

State and Local Taxes

      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


--------------------------------------------------------------------------------
60                                                                        [LOGO]

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

      Management of the Funds

Board of Trustees
--------------------------------------------------------------------------------

      The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

Investment Adviser
--------------------------------------------------------------------------------

      Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2003, it had approximately $6.0 billion in assets under active management, including approximately $515 million for eleven investment company portfolios.

      Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

Management Expenses

      For the fiscal year ended May 31, 2003, each Fund paid the Adviser an advisory fee. The fees are set forth below and are expressed as an annual percentage of a Fund's average daily net assets.

                                                                  Effective
Fee Schedule                                                    Advisory Fees
--------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                                          0.39%
--------------------------------------------------------------------------------
Westcore Growth Fund                                                0.27%
--------------------------------------------------------------------------------
Westcore Select Fund                                                0.00%
--------------------------------------------------------------------------------
Westcore International Frontier Fund                                0.00%
--------------------------------------------------------------------------------
Westcore Blue Chip Fund                                             0.28%
--------------------------------------------------------------------------------
Westcore Mid-Cap Opportunity Fund                                   0.00%
--------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund                                 0.34%
--------------------------------------------------------------------------------
Westcore Flexible Income Fund                                       0.00%
--------------------------------------------------------------------------------
Westcore Plus Bond Fund                                             0.00%
--------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund                                   0.00%
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

Investment Personnel
--------------------------------------------------------------------------------

Westcore MIDCO Growth Fund

      Securities analysts within the Equity Growth research team recommend purchase and sell decisions for this Fund. The Fund has a Lead Portfolio Manager, supported by a Co-Portfolio Manager who both work closely with the analysts, challenging investment ideas to ensure that investments are attractive and compatible with the Fund's investment objective and strategies.

Westcore Growth Fund

      The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by a Co-Portfolio Manager. The Portfolio Managers frequently utilize investment research conducted by the securities analysts within the Equity Growth research team.

Westcore Select Fund

      The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Portfolio Managers frequently utilize investment research conducted by the securities analysts within the Equity Growth research team.

Westcore International Frontier Fund

      The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by the Co-Portfolio Managers. The Portfolio Managers work closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

      Investment professionals within the Equity Value research team manage these Funds. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Funds as they see fit, guided by the Funds' investment objectives and strategies.


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62                                                                        [LOGO]

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

Westcore Flexible Income Fund

      The Co-Portfolio Managers are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Co-Portfolio Managers are part of the Fixed Income research team, which works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Westcore Plus Bond Fund

      Investment professionals within the Fixed Income research team are responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

Westcore Colorado Tax-Exempt Fund

      The Lead Portfolio Manager is responsible for making investment decisions for this Fund in accordance with its investment objectives and strategies. The Lead Portfolio Manager is supported by the Fixed Income research team.

Portfolio Managers
--------------------------------------------------------------------------------

      Todger Anderson, CFA, President of Denver Investment Advisors and Director of Portfolio Management, has been Lead Portfolio Manager of Westcore MIDCO Growth Fund since its inception (August 1, 1986) and Co-Portfolio Manager of Westcore Select Fund since December 1, 2001. Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975 and has 35 years of total professional experience.

      William S. Chester, CFA, a Vice President of Denver Investment Advisors and Director of the Equity Growth research team, has been Co-Portfolio Manager of Westcore Select Fund since December 1, 2001 and Westcore MIDCO Growth Fund effective October 1, 2002. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986.

      Milford H. Schulhof, II, a Vice President of Denver Investment Advisors, has been Lead Portfolio Manager of Westcore Growth Fund since October 1995. Mr. Schulhof has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1985 and has 23 years of total professional experience.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

      Victoria K. Cunningham, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Growth Fund since October 2003. Ms. Cunningham has been a Vice President and portfolio manager with Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, she was a Senior Portfolio Manager with Wells Fargo Private Asset Management for nine years. Ms. Cunningham has 17 years of total professional experience.

      Adam D. Schor, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer of Bee & Associates in August 1999. Mr. Schor has 14 years of total professional experience.

      Kevin P. Beck, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Beck has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Beck worked for Robert Fleming, Inc. as a Senior Latin America Equity Analyst, beginning in 1998. From 1996 to 1998, Mr. Beck worked as an Equity Analyst at American Family Insurance and has 10 years of total professional experience.

      John C. Fenley, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore International Frontier Fund since October 1, 2003. Mr. Fenley has been a research analyst for Denver Investment Advisors since 2000. Prior to joining Denver Investment Advisors, Mr. Fenley worked for Hansberger Global Investments, Inc. where he was a portfolio manager and research analyst since 1997. Mr. Fenley has 13 years of total professional experience.

      Jerome R. Powers, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2000 and was Lead Portfolio Manager for Westcore Flexible Income Fund from October 1, 1997 to September 30, 2000. Mr. Powers has been a Vice President and portfolio manager with Denver Investment Advisors since 1997 and has 22 years of total professional experience.


--------------------------------------------------------------------------------
64                                                                        [LOGO]

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

      Alex W. Lock, a Vice President of Denver Investment Advisors and Director of the Fixed Income research team, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2000. Mr. Lock has been a fixed income research analyst with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1989 and has 21 years of total professional experience.

      Mark R. McKissick, CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2003. Mr. McKissick has been a fixed income research analyst with Denver Investment Advisors since 1999. Prior to joining Denver Investment Advisors, he was a Senior Research Analyst at Hotchkis & Wiley for two years. Mr. McKissick has 11 years of total professional experience.

      William E. Stafford, Jr., CFA, a Vice President of Denver Investment Advisors, has been Co-Portfolio Manager of Westcore Flexible Income Fund since October 1, 2003. Mr. Stafford has been a fixed income research analyst with Denver Investment Advisors since 1998. Mr. Stafford has 9 years of total professional experience.

      Thomas B. Stevens, CFA, a Vice President of Denver Investment Advisors, has been Lead Portfolio Manager of Westcore Colorado Tax-Exempt Fund since May 28, 1999. Mr. Stevens has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986 and has 33 years of total professional experience.


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

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

Research Teams
--------------------------------------------------------------------------------

      As of the date of this prospectus, the Equity Growth, Equity Value, International Small Cap Equity and Fixed Income research teams consist of the following persons.*

                                        Total Years of        Years at Adviser
                                         Professional          and Predecessor
                                          Experience            Organizations
--------------------------------------------------------------------------------
Equity Growth(1)
--------------------------------------------------------------------------------
 Todger Anderson, CFA                         35                     28
--------------------------------------------------------------------------------
 William S. Chester, CFA                      17                     17
--------------------------------------------------------------------------------
 Milford H. Schulhof, II                      24                     18
--------------------------------------------------------------------------------
 Samuel R. Aybar, CFA                         10                      7
--------------------------------------------------------------------------------
 Mitch S. Begun                                3                      1
--------------------------------------------------------------------------------
 Victoria K. Cunningham                       17                      3
--------------------------------------------------------------------------------
 Jeffrey J. Loehr                              2                      2
--------------------------------------------------------------------------------
 Jeffrey S. Payne, CFA                        19                      5
--------------------------------------------------------------------------------
 Lisa Z. Ramirez, CFA                         10                     10
--------------------------------------------------------------------------------
 F. Wiley Reed, CFA                            8                      7
--------------------------------------------------------------------------------
 Whitney L. Townsend                           3                      1
--------------------------------------------------------------------------------
Equity Value(2)
--------------------------------------------------------------------------------
 Mark M. Adelmann, CFA, CPA                   23                      8
--------------------------------------------------------------------------------
 Derek Anguilm                                 4                      3
--------------------------------------------------------------------------------
 Troy Dayton, CFA                              7                      2
--------------------------------------------------------------------------------
 Kris Herrick, CFA                             6                      3
--------------------------------------------------------------------------------
International Small Cap Equity(3)
--------------------------------------------------------------------------------
 Adam D. Schor, CFA                           14                      6
--------------------------------------------------------------------------------
 Kevin Beck, CFA                              10                      3
--------------------------------------------------------------------------------
 John Fenley, CFA                             13                      3
--------------------------------------------------------------------------------
Fixed Income(4)
--------------------------------------------------------------------------------
 Glen T. Cahill, Jr., CFA                     21                     19
--------------------------------------------------------------------------------
 Alex W. Lock                                 21                     14
--------------------------------------------------------------------------------
 Jerome R. Powers, CFA                        22                      6
--------------------------------------------------------------------------------
 Thomas B. Stevens, CFA                       33                     17
--------------------------------------------------------------------------------
 Mark R. McKissick, CFA                       11                      4
--------------------------------------------------------------------------------
 William E. Stafford, Jr., CFA                 9                      5
--------------------------------------------------------------------------------


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66                                                                        [LOGO]

--------------------------------------------------------------------------------
        Management of the Funds
--------------------------------------------------------------------------------

*     The composition of the various teams may change from time to time.

(1) The Equity Growth research team participates in the management of the MIDCO Growth Fund, Growth Fund, and Select Fund, as discussed above under "Investment Personnel."

(2) The Equity Value research team participates in the management of the Blue Chip Fund, Mid-Cap Opportunity Fund and Small-Cap Opportunity Fund, as discussed above under "Investment Personnel."

(3) The International Small Cap Equity research team participates in the management of the International Frontier Fund, as discussed above under "Investment Personnel."

(4) The Fixed Income research team participates in the management of the Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund as discussed above under "Investment Personnel."

Co-Administrators
--------------------------------------------------------------------------------

      ALPS Mutual Funds Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

      The Trust has agreed to  reimburse  Denver  Investment  Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

      Financial Highlights

      The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.


--------------------------------------------------------------------------------
68                                                                        [LOGO]

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore MIDCO Growth Fund

For the Year Ended May 31,                                  2003            2002            2001            2000            1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                    $5.81           $5.97          $18.09          $20.03          $20.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                               (0.02)          (0.05)          (0.06)          (0.17)          (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                               (0.10)          (0.11)          (2.10)           7.08            2.22
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                    (0.12)          (0.16)          (2.16)           6.91            1.99
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                       (0.00)          (0.00)          (0.00)          (0.00)          (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                           (0.00)          (0.00)          (9.96)          (8.85)          (2.50)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                        (0.00)          (0.00)          (9.96)          (8.85)          (2.50)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                             $5.69           $5.81           $5.97          $18.09          $20.03
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                               (2.07)%         (2.68)%        (14.81)%         35.63%          11.87%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                $124,309        $114,450        $146,441        $232,354        $277,924
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                     1.15%           1.15%           1.15%           1.15%           1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                1.41%           1.33%           1.27%           1.21%           1.19%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                    (0.57)%         (0.75)%         (0.72)%         (0.81)%         (0.63)%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                (0.83)%         (0.92)%         (0.84)%         (0.87)%         (0.68)%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                 49.48%          67.04%         190.77%         117.65%         116.46%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $50,644,933 and $45,652,966, respectively.

*     Year ended May 28 for 1999.


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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Growth Fund

For the Year Ended May 31,                                 2003           2002           2001           2000             1999(2)*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                  $10.48         $12.14         $15.24         $12.30            $13.74
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                              (0.01)         (0.03)         (0.04)         (0.06)             0.00(3)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                              (1.22)         (1.53)         (0.73)          5.27              0.66
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                   (1.23)         (1.56)         (0.77)          5.21              0.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      (0.00)         (0.00)         (0.00)         (0.01)            (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                          (0.00)         (0.10)         (2.33)         (2.26)            (2.09)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       (0.00)         (0.10)         (2.33)         (2.27)            (2.10)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                            $9.25         $10.48         $12.14         $15.24            $12.30
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                             (11.74)%       (12.86)%        (5.54)%        44.88%(4)          6.25%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                $32,864        $25,827        $16,864        $16,157           $12,789
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                    1.15%          1.15%          1.15%          1.15%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                               1.52%          1.61%          1.64%          1.73%             1.75%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                   (0.17)%        (0.38)%        (0.37)%        (0.46)%            0.02%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers               (0.54)%        (0.85)%        (0.86)%        (1.04)%           (0.58)%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                41.19%         49.09%         65.07%         81.19%            72.59%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $19,665,669 and $10,347,378, respectively.

(2) Per share amounts calculated based on the average shares outstanding during the period.

(3)   Less than $.005 per share.

(4) A significant portion of the Fund's total return was attributable to its investments in the initial public offering ("IPO") market.

*     Year ended May 28 for 1999.


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70                                                                        [LOGO]

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Select Fund

For the Year Ended May 31,                                                 2003           2002          2001             2000*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                                 $11.43         $12.73         $22.48           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                             (0.08)         (0.09)          0.06            (0.00)(3)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss)                                  (1.89)         (1.21)          0.68            13.29
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from investment operations                           (1.97)         (1.30)          0.74            13.29
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                     (0.00)         (0.00)         (0.08)           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                      (0.00)         (0.00)        (10.41)           (0.80)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (0.00)         (0.00)        (10.49)           (0.81)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                           $9.46         $11.43         $12.73           $22.48
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                            (17.24)%       (10.21)%         6.03%(4)       134.33%(4)
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                                $7,323        $14,871        $31,617          $36,037
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                   1.15%          1.15%          1.15%            1.15%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets without fee waivers               2.19%          1.59%          1.43%            1.39%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss) to average net assets              (0.59)%        (0.47)%         0.17%           (0.02)%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss) to average net
    assets without fee waivers                                             (1.63)%        (0.91)%        (0.11)%          (0.26)%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                              105.70%       1152.79%       1532.62%         1142.65%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $8,340,957 and $12,014,717, respectively.

(2)   Annualized.

(3)   Less than ($.005) per share.

(4) A significant portion of the Fund's total return was attributable to its investment in the IPO market.

*     For the period October 1, 1999 (inception of offering) to May 31, 2000.


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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore International Frontier Fund

For the Year Ended May 31,                                                   2003           2002           2001          2000*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                                    $7.49          $8.69         $11.60         $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                                0.01          (0.11)         (0.02)          0.03
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss)                                    (0.12)         (1.09)         (2.56)          1.58
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from investment operations                             (0.11)         (1.20)         (2.58)          1.61
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                       (0.00)         (0.00)         (0.02)         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                        (0.00)         (0.00)         (0.31)          0.00
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (0.00)         (0.00)         (0.33)         (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                             $7.38          $7.49          $8.69         $11.60
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                               (1.47)%       (13.91)%       (22.56)%        16.12%(3)
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                                  $9,982        $11,673        $30,902        $21,613
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                     1.50%          1.50%          1.50%          1.50%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets without fee waivers                 3.27%          2.35%          2.03%          2.08%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss) to average net assets                 0.28%         (0.75)%        (0.16)%         0.39%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss) to average net
    assets without fee waivers                                               (1.49)%        (1.60)%        (0.69)%        (0.19)%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                                 42.73%        114.55%         61.28%         93.31%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $3,797,989 and $5,524,542, respectively.

(2)   Annualized.

(3) A significant portion of the Fund's total return was attributable to its investments in the IPO market.

*     For the period December 15, 1999 (inception of offering) to May 31, 2000.


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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Blue Chip Fund

For the Year Ended May 31,                                       2003          2002            2001           2000           1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                       $11.28        $13.65         $14.73         $17.23         $18.81
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                    0.04           0.03           0.05           0.00           0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                                   (1.47)         (1.57)          0.90           0.02           1.07
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                        (1.43)         (1.54)          0.95           0.02           1.11
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                           (0.06)         (0.03)         (0.04)         (0.00)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                               (0.00)         (0.80)         (1.99)         (2.52)         (2.62)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.06)         (0.83)         (2.03)         (2.52)         (2.69)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                 $9.79         $11.28         $13.65         $14.73         $17.23
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                  (12.63)%       (11.33)%         7.88%          1.01%          7.42%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                     $30,782        $42,612        $51,569        $51,892        $69,354
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         1.15%          1.15%          1.15%          1.15%          1.15%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                    1.52%          1.33%          1.29%          1.28%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                         0.47%          0.23%          0.35%          0.02%          0.19%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                     0.10%          0.05%          0.20%         (0.11)%         0.09%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                     49.12%         50.17%        119.69%         73.95%         73.39%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $14,788,312 and $19,905,576, respectively.

*     Year ended May 28 for 1999.


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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Mid-Cap Opportunity Fund

For the Year Ended May 31,                                   2003              2002           2001           2000         1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                    $13.26           $15.25         $14.48         $11.05       $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                 0.00(3)          0.01           0.00          (0.02)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain/(loss)                     (1.31)           (0.94)          2.65           3.45         1.06
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from investment operations              (1.31)           (0.93)          2.65           3.43         1.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                        (0.00)(3)        (0.00)         (0.00)         (0.00)(3)    (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments         (0.00)           (1.06)         (1.88)         (0.00)       (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.00)           (1.06)         (1.88)         (0.00)       (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                             $11.95           $13.26         $15.25         $14.48       $11.05
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                (9.85)%          (5.92)%        21.37%         31.08%(4)    10.50%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                  $10,635           $9,279         $4,837         $3,011       $2,585
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                      1.25%            1.25%          1.25%          1.25%        1.25%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                 2.26%            2.75%          3.47%          3.51%       5.33%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                      0.03%           (0.14)%        (0.10)%        (0.18)%     (0.11)%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss) to
    average net assets without fee waivers                    (0.98)%          (1.65)%        (2.32)%        (2.44)%     (4.19)%(2)
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                  50.36%           67.11%        182.87%        159.34%      71.65%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $6,020,684 and $3,896,060, respectively.

(2)   Annualized.

(3)   Less than ($.005) per share.

(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*     For the period October 1, 1998 (inception of offering) to May 28, 1999.


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--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Small-Cap Opportunity Fund

For the Year Ended May 31,                                     2003           2002            2001           2000           1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                      $27.47         $26.11         $20.13         $20.18         $26.71
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                  (0.06)         (0.03)         (0.02)          0.03           0.08
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                                  (3.20)          1.39           6.00           0.01          (5.35)
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                       (3.26)          1.36           5.98           0.04          (5.27)
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                          (0.00)         (0.00)         (0.00)         (0.09)         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                              (0.00)         (0.00)         (0.00)         (0.00)         (1.21)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                           (0.00)         (0.00)         (0.00)         (0.09)         (1.26)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                               $24.21         $27.47         $26.11         $20.13         $20.18
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                 (11.87)%         5.21%         29.71%          0.20%        (19.72)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                    $26,899        $40,030        $38,643        $34,558        $88,635
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                        1.30%          1.30%          1.30%          1.30%          1.30%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                   1.96%          1.75%          1.81%          1.67%          1.63%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                       (0.25)%        (0.11)%        (0.07)%         0.25%          0.37%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                   (0.91)%        (0.59)%        (0.59)%        (0.12)%         0.04%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                    38.79%         76.61%        190.81%         99.84%         82.47%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $10,498,627 and $16,104,295, respectively.

*     Year ended May 28 for 1999.


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                  75

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Flexible Income Fund

For the Year Ended May 31,                                      2003          2002           2001             2000           1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                      $9.48          $9.64          $9.19            $9.87         $10.36
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                  0.75           0.75           0.67             0.58           0.57
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                                 (0.29)         (0.16)          0.45            (0.58)         (0.43)
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                       0.46           0.59           1.12             0.00           0.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                         (0.71)         (0.75)         (0.67)           (0.58)         (0.57)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                             (0.00)         (0.00)         (0.00)(2)        (0.10)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                                        (0.04)         (0.00)         (0.00)           (0.00)         (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                          (0.75)         (0.75)         (0.67)           (0.68)         (0.63)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                               $9.19          $9.48          $9.64            $9.19          $9.87
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                  5.71%          6.40%         12.55%            0.11%          1.21%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                    $9,726        $10,322         $7,090          $23,596        $21,798
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                       0.85%          0.85%          0.92%            0.95%          0.95%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                  2.06%          1.77%          1.62%            1.26%          1.22%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                       7.92%          7.96%          6.56%            6.11%          5.47%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                   6.71%          7.04%          5.87%            5.80%          5.21%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                   37.01%         48.07%         43.20%           36.02%         15.97%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $2,898,360 and $3,522,368, respectively.

(2)   Less than ($.005) per share.

*     Year ended May 28 for 1999.


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--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Plus Bond Fund

For the Year Ended May 31,                                       2003           2002           2001          2000            1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                       $10.34         $10.37          $9.81         $10.27         $10.51
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                    0.71           0.66           0.66           0.63           0.61
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                                    0.33          (0.03)          0.56          (0.46)         (0.24)
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                         1.04           0.63           1.22           0.17           0.37
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                           (0.68)         (0.66)         (0.66)         (0.63)         (0.61)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                               (0.00)         (0.00)         (0.00)         (0.00)         (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                                          (0.03)         (0.00)         (0.00)         (0.00)         (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.71)         (0.66)         (0.66)         (0.63)         (0.61)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                $10.67         $10.34         $10.37          $9.81         $10.27
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                   10.52%          6.24%         12.80%          1.67%          3.54%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                     $52,727        $54,060        $55,188        $34,208        $41,155
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         0.55%          0.55%          0.62%          0.85%          0.85%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                    1.14%          1.07%          1.09%          1.11%          1.01%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                         6.38%          6.34%          6.49%          6.18%          5.72%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                     5.79%          5.82%          6.02%          5.92%          5.57%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                     62.10%         60.19%         79.33%         37.26%         24.68%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $31,196,845 and $31,978,707, respectively.

*     Year ended May 28 for 1999.


--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
        Financial Highlights
--------------------------------------------------------------------------------

Westcore Colorado Tax-Exempt Fund

For the Year Ended May 31,                                       2003           2002           2001           2000           1999*
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value beginning of the period                       $11.18         $11.03         $10.40         $11.01         $11.06
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income/(loss)                                    0.42           0.44           0.45           0.46           0.47
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain/(loss) on investments                                    0.54           0.15           0.64          (0.61)         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  Total income/(loss) from
    investment operations                                         0.96           0.59           1.09          (0.15)          0.42
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                           (0.42)         (0.44)         (0.46)         (0.46)         (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain
    on investments                                               (0.00)         (0.00)         (0.00)         (0.00)         (0.00)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                            (0.42)         (0.44)         (0.46)         (0.46)         (0.47)
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                $11.72         $11.18         $11.03         $10.40         $11.01
------------------------------------------------------------------------------------------------------------------------------------
  Total return                                                    8.77%          5.43%         10.59%         (1.36)%         3.80%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                     $55,461        $45,508        $46,774        $37,055        $45,506
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                         0.65%          0.65%          0.65%          0.63%          0.53%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net
    assets without fee waivers                                    1.15%          1.12%          1.13%          1.14%          1.09%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets                                         3.65%          3.91%          4.14%          4.28%          4.21%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment income/(loss)
    to average net assets without fee waivers                     3.15%          3.44%          3.66%          3.77%          3.65%
------------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate(1)                                      8.69%         13.09%          7.30%         19.76%         12.12%
------------------------------------------------------------------------------------------------------------------------------------

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 2003 were $8,430,415 and $4,026,200, respectively.

*     Year ended May 28 for 1999.


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

--------------------------------------------------------------------------------
        Appendix
--------------------------------------------------------------------------------

Bond Rating Categories
--------------------------------------------------------------------------------

Moody's Investors Service, Inc.

Bond Rating                     Explanation
--------------------------------------------------------------------------------
Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
--------------------------------------------------------------------------------
Aa                  Bonds are  judged to be of high  quality  by all  standards.
                    Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.
--------------------------------------------------------------------------------
A Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
--------------------------------------------------------------------------------
Baa Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
--------------------------------------------------------------------------------
Ba Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                 A-1

--------------------------------------------------------------------------------
        Appendix
--------------------------------------------------------------------------------

Bond Rating                  Explanation
--------------------------------------------------------------------------------
B Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------
Caa Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
--------------------------------------------------------------------------------
Ca Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------------------------------------------------------------------------------
C Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
--------------------------------------------------------------------------------

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


--------------------------------------------------------------------------------
A-2                                                                       [LOGO]

--------------------------------------------------------------------------------
        Appendix
--------------------------------------------------------------------------------

Standard & Poor's Ratings Group, Division of McGraw Hill

Bond Rating                  Explanation
--------------------------------------------------------------------------------
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
--------------------------------------------------------------------------------
AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
--------------------------------------------------------------------------------
A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
--------------------------------------------------------------------------------
BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

--------------------------------------------------------------------------------
BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------
B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) o www.westcore.com                 A-3

--------------------------------------------------------------------------------
        Appendix
--------------------------------------------------------------------------------

Bond Rating                    Explanation
--------------------------------------------------------------------------------
CCC An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
--------------------------------------------------------------------------------
CC                  An obligation rated "CC" is currently  highly  vulnerable to nonpayment.
--------------------------------------------------------------------------------
C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.
--------------------------------------------------------------------------------
D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
--------------------------------------------------------------------------------

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


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[LOGO]WestCore Funds                       Better research makes the difference.
--------------------------------------------------------------------------------

Where to Find More Information

More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

      Write to: Westcore Funds
                1625 Broadway Suite 2200
                Denver, CO 80202

      By phone: 1-800-392-CORE (2673)

      Web:      www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-3373

WC110                               Funds distributed by ALPS Distributors, Inc.

[FRONT COVER]

                                 [mountain logo]

                                 WESTCORE FUNDS

                             Equity Funds Prospectus

                       [Photograph of mountain and trees]

                                 October 1, 2003

                    Westcore Micro-Cap Fund

Westcore International Small-Cap Value Fund

                   -------------------------------------------------------------
                   Westcore Funds are managed by Denver Investment Advisors LLC.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents
                                                                           PAGES

Risk/Return Summary.........................................................  2

Westcore Equity Funds.......................................................  2

Fees and Expenses of the Funds..............................................  4

Types of Investment Risk....................................................  5

How to Invest and Obtain Information........................................ 13

How to Contact Westcore Funds............................................... 13

Purchasing Shares .......................................................... 13

Exchanging Shares .......................................................... 15

Redeeming Shares  .......................................................... 16

Additional Information on Telephone and Online Service...................... 18

General Account Policies.................................................... 18

Distributions and Taxes..................................................... 23

Management of the Funds..................................................... 25

--------------------------------------------------------------------------------

Risk/Return Summary

Westcore Equity Funds

      The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Fund:

      o Westcore Micro-Cap Fund - long-term growth of capital primarily through investments in very small companies with growth potential.

Westcore International Value Fund:

      o Westcore International Small-Cap Value Fund - long-term capital appreciation by investing primarily in international companies with small capitalizations whose stocks appear to be undervalued.

Upon notice to shareholders, each Fund's investment objective may be changed by the Trust's Board of Trustees without the approval of shareholders.

What are the main investment strategies of the Westcore Equity Funds?

      Westcore Growth Funds: emphasize investments in companies that have the potential to grow their earnings faster than the general economy.

      When seeking investments for Growth Funds, the investment adviser (the "Adviser") performs intensive research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive stocks, the Adviser studies a company's business by analyzing its financial information, industry, markets and competitors, frequently visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Adviser believes the company's management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets and/or the access to money to finance their growth. Stocks may be sold when conditions have changed and the company's prospects are no longer attractive. If the Adviser is unable to find investments with above average revenue and earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

      Westcore Micro-Cap Fund invests primarily in common stock of a limited number of very small companies that appear to have above average revenue and earnings growth potential. This includes, but is not limited to, Initial Public Offerings ("IPO"), a corporation's first offering of stock to the public. Very small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Very small company stocks may have higher return/risk potential than larger company stocks, including small company stocks.

      Under normal circumstances, at least 80% of the value of this Fund's net assets, plus the amount of any borrowings for investment purposes, is invested in micro-cap companies.* For purposes of this policy, the Fund currently considers micro-cap companies to be companies with market capitalizations of $500 million or less at the time of purchase.

      Westcore International Value Funds: emphasize investments in companies that are undervalued and have improving business prospects due to strong company and industry dynamics.

      As the first step in identifying stocks for purchase, the Adviser uses a variety of sources to find stocks that appear to be undervalued based on traditional measures such as price/earnings, price/book value and price/cash flow. The second step in the process involves fundamental research of companies in order to evaluate their business model, products and management. A Value Fund may sell a stock when it reaches an established target, when the model indicates it is no longer undervalued or when its fundamental business prospects change. If the Adviser is unable to locate attractive investment opportunities, a significant portion of the Fund's assets may be in cash or similar investments. The following describes our International Small-Cap Value Fund, which executes this strategy for small international companies.

      Westcore International Small-Cap Value Fund invests primarily in equity securities of international companies with market capitalizations of $1.5 billion or less at the time of purchase with unrecognized potential whose stocks appear to be undervalued. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in small-cap companies.* For purposes of this policy, the Fund currently considers small-cap companies to be companies with market capitalizations of $1.5 billion or less at the time of purchase. At least 65% of the Fund's assets are invested in common stocks of foreign companies in at least three different developed countries. In addition, the Fund may invest in larger foreign companies or in U.S.-based companies, if in the Adviser's opinion, they represent better prospects for appreciation than smaller foreign companies or than foreign companies in general.

      The Fund considers foreign companies to include those domiciled outside the United States or with the principal trading market of their securities outside the United States. For purposes of determining the countries in which the Fund invests, the Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund considers emerging market countries to be those foreign countries not listed as developed countries above.

      The Fund may enter into foreign currency exchange transactions from time to time to hedge the risks of fluctuations in foreign currencies.

      What are the principal risks of investing in the Westcore Equity Funds?

      As with any equity fund, the value of your investment will fluctuate over short, or even extended periods of time in response to overall movements in the stock market (market risk). In addition, each of the Equity Funds is subject to the additional risk that the particular types of stocks held by the Fund will underperform other stocks and may decline in value (management risk). Therefore, you could lose money by investing in the Equity Funds.

--------
* Shareholders will receive notice 60 days prior to any change in this policy.

      Westcore International Small-Cap Value Fund's exposure to foreign markets can regularly affect the net asset value (NAV) and total return of the Fund due to fluctuations in currency exchange rates or changing political or economic conditions in a particular country (foreign risk). Emerging market securities are particularly subject to foreign risks. Therefore, the value of this Fund may be more volatile than equity funds investing only in domestic companies.

      The Fund may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk. If utilized, the Adviser believes the use of these techniques will benefit the Fund, however the Fund's performance could be worse if the Adviser's judgement proves incorrect.

      Westcore Micro-Cap Fund and International Small-Cap Value Fund are subject to the additional risk that the stocks of smaller and newer issuers can be more volatile due to lack of financial resources, product diversification and competitive strengths of larger companies (small company risk). Therefore, the value of these Funds may be more volatile.

      Westcore Micro-Cap Fund is subject to increased levels of small company risk because it invests in very small companies.

      Westcore Micro-Cap Fund and International Small-Cap Value Fund are non-diversified. This means they may from time to time invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also, the appreciation or depreciation of a single stock may have a greater impact on net asset value than if the Funds held a greater number of issues (non-diversification risk). Therefore, the value of these Funds may be more volatile than funds that hold a greater number of issuers.

      Westcore Micro-Cap and Westcore International Small-Cap Value Funds may participate in the initial public offering (IPO) market. A significant portion of the Funds' returns may be attributable to their investments in IPOs. If the Funds have a smaller asset base, IPOs may have a magnified impact. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on their total returns will decline, which may reduce the Funds' total returns. In addition, IPO shares, in particular, are subject to market risk and may be difficult or impossible to sell at the time and price that the Fund would like (liquidity risk). The price of IPO shares can be volatile, due to factors including the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited investor information (IPO risk). The purchase of IPO shares may involve higher transaction costs.

      An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

-------------------------------------------------------------------------------------------------------------------
                                                                                                        Westcore
                                                                                       Westcore      International
                                                                                    Micro-Cap Fund  Small-Cap Value
-------------------------------------------------------------------------------------------------------------------
Shareholders Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed or exchanged if shares are held
less than 3 months.)                                                                          2%              2%
-------------------------------------------------------------------------------------------------------------------
Annual Account Maintenance Fee (for
accounts under $1,000 as further described
on pg. 20)                                                                               $12.00          $12.00
-------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------------
Management Fees (1)                                                                        1.30%           1.05%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                                                  None            None
-------------------------------------------------------------------------------------------------------------------
Other Expenses (1)                                                                         1.25%           1.79%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                       2.55%           2.84%
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement (1)                                                  (0.95%)         (1.34%)
-------------------------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (1)                                                     1.60%           1.50%
-------------------------------------------------------------------------------------------------------------------

The expense information in the table has been restated to reflect current fees.

(1) The Adviser and administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for Micro-Cap and International Small-Cap Value Funds from October 1, 2003 until at least September 30, 2004, so that Net Annual Fund Operating Expenses will be no more than 1.60% and 1.50% for each Fund, respectively, for such period. You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the expense ratio.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods and that Gross Annual Operating Expenses for all years set forth under "Fees and Expenses of the Funds" are incurred. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                Westcore Micro-Cap Fund   Westcore International
                                                             Small-Cap Value
--------------------------------------------------------------------------------
One Year                                $258                      $287
--------------------------------------------------------------------------------
Three Years                              793                       880
--------------------------------------------------------------------------------

Types of Investment Risk

      The principal risks of investing in each Fund are described previously in this prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Statement of Additional Information referred to on the back page.

General Risks of Investing in Each of the Funds

Liquidity Risk - Both Funds

      Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes; variable amount demand securities and restricted securities that the Funds may purchase; short-term funding agreements that each Fund may purchase; and the futures contracts in which each Fund may engage. Illiquid securities also include repurchase agreements, securities loans and time deposits with notice/termination dates of greater than seven days and certain securities subject to trading restrictions because they are not registered under the Securities Act of 1933. The Funds may purchase equity securities that are restricted as to resale, issued by issuers who have outstanding, publicly traded equity securities of the same class ("private investment in public equity" or "PIPES"). PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

      There may be no active secondary market for illiquid securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - Both Funds

      A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. Certain policies of each Fund, which may not be changed without a shareholder vote, are described in the Statement of Additional Information.

Market Risk - Both Funds

      The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

      Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Other Types of Investments - Both Funds

      This prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Statement of Additional Information, which is referred to on the back cover of this prospectus.

Portfolio Turnover Risks - Both Funds, but predominantly Micro-Cap Fund

      The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by a Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's return. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

      The Adviser believes that the Westcore Micro-Cap Fund may have a high portfolio turnover during the current fiscal year.

Temporary Defensive Positions - Both Funds

      Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If any Fund takes a temporary position at the wrong time, the position would have an adverse impact on that Fund's performance. The Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions. The Westcore International Small-Cap Value Fund may invest in fewer than three countries as a temporary defensive position.

Additional Risks That Apply to Particular Investments

Cash Position -Both Funds

      When a Fund's Adviser believes that market conditions are unfavorable for profitable investing, including situations where it is unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, each Fund does not always stay fully invested in the stocks that constitute its principal investments. Cash or similar investments generally are a residual - they represent the assets that remain after the Adviser has committed available assets to desirable investment opportunities. However, the Adviser may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in its principal investments.

Convertible Securities - Both Funds

      These Funds may invest in convertible securities, including bonds and preferred stocks, which may be converted into common stock at a specified price or conversion ratio. The Funds use the same research-intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

      The value of a convertible security is influenced by both interest rates and the value of the underlying common stock.

Derivative Risk - Both Funds, but  predominantly  International  Small-Cap Value
Fund

      The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

      Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

      To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative. Gains or losses from a speculative position in a derivative may be substantially greater than the derivative's original cost.

Foreign  Currency   Exchange   Transactions  -  Both  Funds,  but  predominantly
International Small-Cap Value Fund

      These Funds may buy and sell securities and pay and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase or sell foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange transactions establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

      Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      A Fund may maintain "short" positions in forward foreign currency exchange transactions under which the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Foreign Securities Strategies and Risks - Both Funds, but predominantly International Small-Cap Value Fund

      Foreign securities are subject to special risks not typically associated with domestic securities. The following are common examples of these special risks. The extent of these risks, however, varies from time to time and from country to country.

      o     less government regulation
      o     less public information
      o     less economic, political and social stability
      o     less security registration requirements
      o     less security settlement procedures and regulations
      o an adverse change in diplomatic relations between the U.S. and another country
      o     the imposition of withholding taxes on dividend income
      o     the seizure or nationalization of foreign holdings
      o     the establishment of exchange controls
      o     freezes on the convertibility of currency
      o the adoption of other governmental restrictions adversely affecting investment in foreign securities

      Investments in debt securities of foreign governments involve the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

      Emerging markets are generally countries located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. The securities traded within these markets are typically of companies with less liquidity and potentially greater price volatility. These countries may have less developed securities settlement procedures, which may delay or prevent security settlement, especially during market disruptions. As a result of these and other risks, including greater social, economic and political uncertainties, investments in these countries may present a greater risk to a Fund.

      Investments  in  foreign   securities   also  involve  higher  costs  than
investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

      Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Frontier Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the funds are required to do so.

      Investments in foreign securities may be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the Westcore Micro-Cap Fund's assets may be invested in securities issued by foreign companies, either directly or indirectly through ADRs.

Initial Public Offerings - Both Funds

      Each of these Funds may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of the Funds' portfolio and may lead to increased expenses to the Funds, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Other Investment Companies - Both Funds

      Both Funds may invest their cash balances, within the limits permitted by the Investment Company Act of 1940 ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities which determine their net asset value per share on the amortized cost or penny-rounding method (i.e. money market funds).

      In addition, both Funds may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").

      ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

      A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

REITs - Both Funds

      The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

Securities Lending - Both Funds

      These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets (including the value of the collateral for the loan).

Small-Cap Stock Risk - Both Funds

      Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

      In addition, the Micro-Cap Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgement, such disposition is not desirable or to make many small sales over a lengthy period of time.

U.S. Government Obligations - Both Funds

The Funds invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

Westcore Funds Risk Spectrum

      The spectrum below shows the Adviser's assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds with other mutual funds or types of investments.

-----------------------------------------------------------------------------------------------------------------
Funds                                                     Conservative            Moderate             Aggressive
-----------------------------------------------------------------------------------------------------------------
Westcore Micro-Cap Fund                                                                                 ________
Westcore International Small-Cap Value Fund                                                             ________

How to Invest and Obtain Information

How to Contact Westcore Funds

-------------------------------------------------------------------------------------------------------
                 Online                         www.westcore.com:
           [Computer Graphic]
                                                Westcore Trans@ction Center
                                                24 hours a day, seven days a week
                                                o  Access account information
                                                o  Perform transactions
                                                o  Order duplicate statements and tax forms
                                                o  Change your address or distribution options
-------------------------------------------------------------------------------------------------------
              By Telephone                      1-800-392-CORE (2673):
           [Telephone Graphic]
                                                Westcore Investor Services
                                                Weekdays: 7 a.m. to 6 p.m. mountain time
                                                -----------------------------------
                                                Westcore Automated Service Line
                                                24 hours a day, seven days a week
                                                o  Access account information
                                                o  Perform transactions
                                                o  Order duplicate statements, tax forms or additional
                                                   checkbooks for the BlackRock Money Market Portfolio
-------------------------------------------------------------------------------------------------------
             By Regular Mail                    Westcore Funds
            [Letter Graphic]                    PMB 603
                                                303 16th Street, Suite 016
                                                Denver, CO 80202-5657
-------------------------------------------------------------------------------------------------------
By Express, Certified or Registered Mail        Westcore Funds
             [Plane Graphic]                    1625 Broadway, Suite 2200
                                                Denver, CO 80202-5657
-------------------------------------------------------------------------------------------------------
                In Person                       Westcore Funds
            [Person Graphic]                    1625 Broadway, Suite 2200
                                                Denver, CO 80202
-------------------------------------------------------------------------------------------------------

How to Purchase, Exchange and Redeem

This section explains how to purchase, exchange and redeem your Westcore shares. It also explains various services and features offered in connection with your account. Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

Purchasing Shares

      You may purchase additional shares through any of the options below or in person at the location listed on page 13. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another fund offered by Westcore by any of these methods.

-------------------------------------------------------------------------------------------------------------------------
                  By Mail                        Opening a New Account
             [Letter Graphic]                    Read this prospectus.  Send a completed application with your check and mail to appropriate address.

                                                 Adding to Your Existing Account
                                                 Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address.  Or, send your check and a written request following instructions on page 19 and mail to the appropriate address.
-------------------------------------------------------------------------------------------------------------------------
               By Telephone*                     If you are an existing shareholder, you may purchase additional shares
            [Telephone Graphic]                  by telephone.

                                                 Call 1-800-392-CORE (2673) to speak with an Investor Service
                                                 Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                                 hour Westcore Automated Service Line.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             By Online Access*                   If you are an existing shareholder, you may purchase additional
            [Computer Graphic]                   shares online.

                                                 Access the 24-hour Westcore Trans@ction Center located at
                                                 www.westcore.com.
-------------------------------------------------------------------------------------------------------------------------
               By Automatic                      Complete the Automatic Investment Plan Section on your
              Investment Plan                    application to have money automatically withdrawn from your
            [Calendar Graphic]                   bank account monthly, quarterly or annually.

                                                 The minimum automatic investment must be the equivalent of at least
                                                 $100 per month.

                                                 To add this option to your account, please call 1-800-392-CORE
                                                 (2673) or access www.westcore.com for the appropriate form.
-------------------------------------------------------------------------------------------------------------------------
                  By Wire                        You may purchase Westcore shares by wire transfer from your
              [Wire Graphic]                     bank account to your Westcore account. There is a $1,000
                                                 minimum for purchases by wire.

                                                 To place a purchase by wire, please call 1-800-392-CORE (2673)
                                                 to speak with an Investor Service Representative from 7 a.m. to 6
                                                 p.m. mountain time.

                                                 Wire to:
                                                 State Street Bank
                                                 ABA #011000028
                                                 DDA #00036848
                                                 ATTN: Custody and Shareholder Services
                                                 Fund Name
                                                 Your Account Number
-------------------------------------------------------------------------------------------------------------------------

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 18.

Important notes on purchasing shares:

o When you purchase shares, your request will be processed at the next net asset value (NAV) calculated after your order is received with clear instruction as to Fund, account number and amount.

o Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

o Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the bank account and fund account registration will not be accepted for purchases.

o     If you are purchasing  shares in a retirement  account,*  please  indicate
      whether  the   purchase   is  a  rollover  or  a  current  or   prior-year
      contribution.

o After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

o If a check does not clear your bank, Westcore reserves the right to cancel the purchase.

o If Westcore is unable to debit your predesignated bank account for purchases, they may make additional attempts or cancel the purchase.

o     Westcore reserves the right to reject any order.

o If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Funds.

Investment Minimums*

--------------------------------------------------------------------------------
                                                              Amount
--------------------------------------------------------------------------------
To open a new regular account                                 $2,500
--------------------------------------------------------------------------------
To open a new retirement, education** or UGMA/UTMA account    $1,000
--------------------------------------------------------------------------------
To open an Automatic Investment Plan account                  $1,000
--------------------------------------------------------------------------------
Automatic Investments                                         Equivalent to $100
                                                              per month
--------------------------------------------------------------------------------
To add to any type of account                                 $100
--------------------------------------------------------------------------------

* Westcore Funds reserves the right to waive or vary any investment minimums.
** A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the Statement of Additional Information for the Funds. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the Statement of Additional Information.

Exchanging Shares

      You may exchange your Westcore shares for shares of other funds offered by Westcore or the BlackRock Money Market Portfolio* through any of the options below. You may also place an exchange in person at the location listed on page
13. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

*     BlackRock Money Market Portfolio is a no-load money market fund advised by
      BlackRock   Advisors,   Inc.,   sub-advised  by  BlackRock   Institutional
      Management Corporation and distributed by BlackRock Distributors, Inc.

---------------------------------------------------------------------------------------------------------------
             By Mail                          Send a written request following instructions on page 19
         [Mail Graphic]                       and mail to the appropriate address.
---------------------------------------------------------------------------------------------------------------
          By Telephone*                       Call 1-800-392-CORE (2673) to speak with an Investor Service
       [Telephone Graphic]                    Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                              hour Westcore Automated Service Line.
---------------------------------------------------------------------------------------------------------------
        By Online Access*                     Access the 24-hour Westcore Trans@ction Center located at
       [Computer Graphic]                     www.westcore.com.
---------------------------------------------------------------------------------------------------------------
          Automatically                       Call 1-800-392-CORE (2673) to receive instructions for
       [Calendar Graphic]                     automatically exchanging shares between funds on a monthly, quarterly or annual basis ("Systematic Exchange Agreement").
---------------------------------------------------------------------------------------------------------------

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 18.

Important notes on exchanging shares:

o     Exchanges must meet the minimum investment  requirements described on page
      15.
o Exchanges between accounts will be accepted only if registrations are identical.
o Please be sure to read the prospectus for the Fund into which you are exchanging.
o An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
o If you exchange shares within 3 months or less from their date of purchase, you may be subject to the redemption fee described on page 17.

Redeeming Shares

You may redeem your Westcore shares by any of the options below or in person at the location listed on page 13.

-------------------------------------------------------------------------------------------------------------
            By Mail                       Send a written request following instructions on page 19 and mail
       [Letter Graphic]                   to the appropriate address.
-------------------------------------------------------------------------------------------------------------
         By Telephone*                    If you are an existing shareholder, you may redeem your shares by
      [Telephone Graphic]                 telephone.

                                          Call 1-800-392-CORE (2673) to speak with an Investor Service
                                          Representative from 7 a.m. to 6 p.m. mountain time or use the 24-
                                          hour Westcore Automated Service Line.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       By Online Access*                  If you are an existing shareholder, you may redeem your shares
      [Computer Graphic]                  online.

                                          Access the 24-hour Westcore Trans@ction Center located at
                                          www.westcore.com.
-------------------------------------------------------------------------------------------------------------
 By Systematic Withdrawal Plan            You may redeem shares automatically (in any multiple of $50)
      [Calendar Graphic]                  monthly, quarterly or annually.

                                          A systematic withdrawal plan may be established if the shares in your Fund are worth at least $10,000.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          To add this option to your account, please call 1-800-392-CORE
                                          (2673) or access www.westcore.com for the appropriate form.
-------------------------------------------------------------------------------------------------------------
            By Wire                       You may redeem Westcore shares by wire transfer from your
        [Wire Graphic]                    Westcore account to your bank account.  There is a $10.00 wire transfer fee.

                                          There is a $1,000 minimum and you must have established bank instructions to place wire redemptions.

                                          To arrange a wire redemption, please call 1-800-392-CORE (2673)
                                          to speak with an Investor Service Representative from 7 a.m. to 6
                                          p.m. mountain time.

                                          To add bank instructions to your account, please call 1-800-392-
                                          CORE (2673) or access www.westcore.com for the appropriate form.
-------------------------------------------------------------------------------------------------------------

* For more information on automatic telephone and online transactions, please see "Additional Information on Telephone and Online Service" on page 18.

Redemption Fee

      Westcore Funds imposes a 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) within 3 months or less from their date of purchase. The fee is paid directly to the Funds rather than the Adviser and is intended to encourage long-term investment in the Funds and to the extent that short-term trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to any shares purchased through certain qualified plans, certain broker wrap fee programs and reinvested dividends or distributions. In addition, redemptions resulting from the IRS required minimum distribution rules or the death of a shareholder are excluded from the redemption fee. Westcore Funds reserves the right to waive the redemption fee in other circumstances at its discretion.

Important notes on redeeming shares:

o You may redeem your Westcore shares on any business day that the New York Stock Exchange is open.

o Generally, redemption proceeds will be sent by check to the shareholders' address of record within seven days after receipt of a valid redemption request.

o Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.

o If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer.

Additional Information on Telephone and Online Service

o All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.

o     Shareholders  can  follow  the  instructions   provided  at  the  Westcore
      Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

o Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the "Bank Information" section of your account application. You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

o Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

o There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

o It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this prospectus.

Security Issues

      Westcore Funds has designed procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

      Westcore Funds has designed procedures to confirm that telephone and online transaction requests are genuine. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed, and Westcore has a reasonable belief that the transaction is genuine.

General Account Policies

      Westcore Funds may modify or terminate account policies, services and features, but, subject to the Funds' right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders 60 days' written notice. The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

Westcore Funds or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services, if it believes it is advisable to do so.

Customer Identification Program

      Federal regulations require Westcore Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

Written Instructions

      To process transactions in writing, your request should be sent to Westcore Funds, PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657 and must include the following information:

o     The name of the Fund(s).
o     The account number(s).
o     The amount of money or number of shares.
o     The name(s) on the account.
o The signature(s) of all registered account owners (signature guaranteed, if applicable).
o     Your daytime telephone number.

Signature Guarantee

      A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

      The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. Westcore Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

      Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

      To protect your accounts from fraud, the following transactions will require a signature guarantee:

o     Transferring ownership of an account.
o     Redeeming more than $25,000 from your account.
o     Redeeming by check payable to someone other than the account owner(s).
o     Redeeming by check mailed to an address other than the address of record.
o Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.


      The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee

      Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts using an automatic investment plan.

Redemption of Low Balance Accounts

      If your account balance falls below the required minimums presented on page 15 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment that is the equivalent of at least $100 per month. If action is not taken within 45 days of the notice, the shares held in the account may be redeemed and the proceeds will be sent by check to your address of record. We reserve the right to increase the investment minimums.

Limit on Account Activity

      Because excessive account transactions can disrupt management of the Funds and increase the Funds' cost for all shareholders, Westcore reserves the right to refuse a share purchase and/or revoke an investor's exchange privilege at any time.

Involuntary Redemptions

      We reserve the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery

      We reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as described in the Statement of Additional Information.

Address Changes

      To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

      To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

      Westcore Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service.

      Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

      To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds' financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 1-800-392-2673
(CORE) or write to us at Westcore Funds,PMB 603, 303 16th Street, Suite 016, Denver, CO 80202-5657.

Price of Fund Shares

      All purchases, redemptions and exchanges will be processed at the net asset value (NAV) next calculated after your request is received in good order by the transfer agent or certain authorized broker-dealers, other institutions or designated intermediaries in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange
(NYSE), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your order must be received by the transfer agent or certain authorized broker-dealers or designated intermediaries by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

      Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. New York time. In the event the NYSE does not open for business because of an emergency, Westcore may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

      In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

      Westcore has authorized certain broker-dealers and other institutions to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such authorized institutions may designate other intermediaries to accept purchase and redemption orders on behalf of Westcore.

      A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which generally equals market value. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

      The Trust reserves the right to:

      - reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

      - advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the Securities and Exchange Commission.

Accounts Opened Through a Service Organization

      You may purchase or sell Fund shares through an account you have with any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore requires. Service Organizations may impose charges, restrictions, transaction procedures or earlier cut-off times different from those applicable to shareholders that invest in Westcore directly.

      A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Distributions and Taxes

Distributions

      A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

--------------------------------------------------------------------------------------------------------------------------------
                                                              Income Dividends                          Capital Gains
--------------------------------------------------------------------------------------------------------------------------------
Westcore Micro-Cap Fund                                    Generally declared and            Declared and paid at least annually
Westcore International Small-Cap Value Fund                    paid annually                      and generally in December
--------------------------------------------------------------------------------------------------------------------------------

      When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under "How to Contact Westcore Funds", calling 1-800-392-CORE (2673) or online at www.westcore.com.

Taxes

Federal Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions
(other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any), provided that the individual receiving the dividend satisfies certain holding period requirements. The amount of distributions from a Fund that will be eligible for the lower rates, however, cannot exceed the amount of dividends received by a mutual fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rates. Nonetheless, if at least 95% of the Fund's "gross income" is from qualifying dividends, then 100% of its distributions will be eligible for the lower rates. For these purposes, a mutual fund's gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major  exception to these tax principles is that  distributions  on, and
sales,   exchanges  and  redemptions  of,  shares  held  in  an  IRA  (or  other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that the Westcore International Small-Cap Value Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Westcore International Small-Cap Value Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes

      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal Securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Funds

Board of Trustees

      The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

Investment Adviser

      Denver Investment Advisors LLC, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202, serves as the investment adviser to the Funds. The Adviser was originally founded in 1958 as a wholly-owned subsidiary of a regional bank and was later organized as a management-owned Colorado limited liability company in 1994. As of June 30, 2003, it had approximately $6.0 billion in assets under active management, including approximately $515 million for eleven investment company portfolios.

      Denver Investment Advisors provides a continuous investment program for the Funds, including investment research and management. The Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

Management Expenses

      These Funds have operated for less than a full fiscal year. The fees set forth below represent the maximum advisory fees and are expressed as an annual percentage of a Fund's average daily net assets.

Fee Schedule                                             Effective Advisory Fees
--------------------------------------------------------------------------------
Westcore Micro-Cap Fund                                  1.30%

--------------------------------------------------------------------------------
Westcore International Small-Cap Value Fund              1.05%

Investment Personnel

William S. Chester, CFA, a Vice President of Denver Investment Advisors and Director of the Equity Growth research team, has been Co-Portfolio Manager of Westcore Select Fund since December 1, 2001 and Westcore MIDCO Growth Fund effective October 1, 2002. Mr. Chester will have primary responsibility for the day-to-day management of Westcore Micro-Cap Fund upon its inception. Mr. Chester works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision. Mr. Chester has been a Vice President and research analyst for Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1986.

Adam D. Schor, CFA, a Vice President of Denver Investment Advisors and Director of the International Small-Cap research team, has been Lead Portfolio Manager of Westcore International Frontier Fund since April 16, 2002. Mr. Schor has been the portfolio manager for Denver Investment Advisors institutional International Small-Cap style of investing since 2000. Mr. Schor will have primary responsibility for the day-to-day management of Westcore International Small-Cap Value Fund upon its inception. Mr. Schor works with other securities analysts of the Adviser who from time to time purchase and sell specific securities under his supervision. Prior to joining Denver Investment Advisors, Mr. Schor worked for Bee & Associates (currently a division of Denver Investment Advisors), beginning in 1997. He became Chief Investment Officer of Bee & Associates in August 1999. Mr. Schor has 14 years of total professional experience.

Co-Administrators

      ALPS Mutual Funds Services, Inc. and Denver Investment Advisors serve as co-administrators to the Funds and receive fees in such capacity. Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. Pursuant to another agreement, ALPS responds to certain shareholder inquiries and transaction requests received via telephone.

      The Trust has agreed to  reimburse  Denver  Investment  Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

[BACK COVER]

Where to find more information

More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports will provide additional information about the Funds' investments, performance and portfolio holdings. The Annual Report also will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds' Annual Report, Semi-Annual Report or SAI. They may also request other information about the Funds and make shareholder inquiries.

            Write to: Westcore Funds
                      1625 Broadway
                      Suite 2200
                      Denver, CO  80202

By phone: 1-800-392-CORE (2673)

Web: www.westcore.com

Information about the Funds (including the Funds' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-3373
Funds distributed by ALPS Distributors, Inc.

WC110

                                 WESTCORE TRUST

                       Statement of Additional Information

                                       for

                           Westcore MIDCO Growth Fund
                             Westcore Blue Chip Fund
                              Westcore Growth Fund
                       Westcore Small-Cap Opportunity Fund
                        Westcore Mid-Cap Opportunity Fund
                              Westcore Select Fund
                      Westcore International Frontier Fund
                             Westcore Micro-Cap Fund
                   Westcore International Small-Cap Value Fund
                          Westcore Flexible Income Fund
                             Westcore Plus Bond Fund
                        Westcore Colorado Tax-Exempt Fund

                                 October 1, 2003

                                Table of Contents

                                                                            Page

THE TRUST ..............................................................       1

INVESTMENT OBJECTIVES AND POLICIES .....................................       2

NET ASSET VALUE ........................................................      33

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .........................      34

DESCRIPTION OF SHARES ..................................................      38

ADDITIONAL INFORMATION CONCERNING TAXES ................................      40

MANAGEMENT OF THE FUNDS ................................................      44

CUSTODIAN AND TRANSFER AGENT ...........................................      56

EXPENSES ...............................................................      57

AUDITORS AND FINANCIAL STATEMENTS ......................................      57

COUNSEL ................................................................      57

CODES OF ETHICS ........................................................      57

PROXY VOTING POLICIES AND PROCEDURES ...................................      58

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS .....................      58

MISCELLANEOUS ..........................................................      65

APPENDIX A .............................................................     A-1

APPENDIX B .............................................................     B-1

APPENDIX C .............................................................     C-1

      This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated October 1, 2003, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus for the particular Fund. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds' Prospectus dated October 1, 2003, may be obtained by calling
1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. ("ADI") at 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Financial Statements and Independent Accountants Report thereon in this SAI are incorporated by reference from the Funds' Annual Report, which contains additional performance information and may be obtained without charge by writing the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

      Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982.

      The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Small-Cap Opportunity Fund, Westcore Mid-Cap Opportunity Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The Westcore MIDCO Growth Fund, Westcore Blue Chip Fund, Westcore Growth Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore Micro-Cap Fund and Westcore International Small-Cap Value Fund are sometimes referred to as the "Westcore Equity Funds." The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the "Westcore Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ADI at 1625 Broadway, Suite 2200, Denver, Colorado 80202 or call 1-800-392-CORE (2673).

INVESTMENT OBJECTIVES AND POLICIES

      The Trust is an open-end, management investment company. The Funds (other than the Westcore Select, Micro-Cap, International Small-Cap Value and Colorado Tax-Exempt Funds, which are non-diversified) are diversified portfolios of the Trust.

      The Prospectuses for the Funds describe the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and principal strategies for each Fund in the Prospectuses.

Portfolio Transactions

      Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

      Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

      The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

      The significant decline in the portfolio turnover rate for the International Frontier Fund for the fiscal year ended May 31, 2003 when compared to the fiscal year ended May 31, 2002, was primarily attributable to the change in portfolio management responsibilities, which occurred in 2002. The significant decline in the portfolio turnover rate for the Select Fund for the fiscal year ended May 31, 2003 when compared to the fiscal years ended May 31, 2002, 2001 and 2000 was primarily attributable to the change in management styles from the previous portfolio manager to the current portfolio managers. Their was a significant decline in the portfolio turnover rate for the Small-Cap Opportunity Fund for the fiscal year ended May 31, 2003 when compared to the fiscal year ended May 31, 2002. As a result of the overall decline in the equity markets during this period, portfolio holdings reached the price target set by the Adviser less frequently. As a result, fewer sales, and purchases to replace these holdings, were required. It is believed that the Micro-Cap Fund and International Small-Cap Value Fund may experience high portfolio turnover rates as these are "non-diversified" Funds which may require additional portfolio transactions to meet their investment objectives, especially if the Funds continue to experience significant price volatility across many industries.

      Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May 31, 2003, May 31, 2002, and May 31, 2001, the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

                                                        Year Ended               Year Ended               Year Ended
                                                       May 31, 2003             May 31, 2002             May 31, 2001
                                                        ----------               ----------               ----------
Westcore MIDCO Growth Fund                                 220,904               $  223,551               $  356,545
Westcore Blue Chip Fund                                     60,864                   72,707                  146,537
Westcore Growth Fund                                        53,956                   37,342                   22,956
Westcore Small-Cap Opportunity Fund                         87,826                  101,725                  208,396
Westcore Mid-Cap Opportunity Fund                           24,153                   21,233                   18,956
Westcore Select Fund                                        53,833                  449,218                  773,335
Westcore International Frontier Fund                        28,248                  132,684                   89,209
Westcore Flexible Income Fund                                2,560                    1,725                      555
Westcore Plus Bond Fund                                        150                        0                        0
                                                        ----------               ----------               ----------
Aggregate Commissions                                   $  532,494               $1,040,185               $1,646,554
                                                        ==========               ==========               ==========

      For the same periods the Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 2003, May 31, 2002, and May 31, 2001, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

      Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

      The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an investment adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

      During the past fiscal year, the Adviser directed brokerage transactions through a broker because of research services provided. The principal amount of the transactions and the related commissions were as follows:

                                        Principal Amount          Commissions
Westcore MIDCO Growth Fund               $42,574,374.22          $   111,375.85
Westcore Blue Chip Fund                  $19,253,748.95          $    35,142.43
Westcore Growth Fund                     $27,803,581.10          $    49,057.20
Westcore Small-Cap Opportunity Fund      $18,550,592.75          $    60,180.85
Westcore Mid-Cap Opportunity Fund        $ 6,776,526.04          $    16,571.68
Westcore Select Fund                     $17,915,767.56          $    41,796,60
Westcore International Frontier Fund     $   491,566.89          $     2,268.00
Westcore Flexible Income Fund            $   931,372.95          $     2,185.00
Westcore Plus Bond Fund                  $   150,882.00          $       150.00

      Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Act of 1940, as amended (the

"1940 Act") or their parent companies. As of May 31, 2003, the following Funds held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:

-------------------------------------------------------------------------------------------------------------
                                         Citigroup Inc.     Goldman Sachs & Co. Lehman Brothers Holdings Inc.
-------------------------------------------------------------------------------------------------------------
Westcore Blue Chip Fund                    $819,006               $252,650               $393,965
-------------------------------------------------------------------------------------------------------------
Westcore Mid-Cap Opportunity Fund          $     --               $     --               $121,771
-------------------------------------------------------------------------------------------------------------

      Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Westcore Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

      Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Moody's Investors Service, Inc ("Moody's") and Standard & Poor's Ratings Group ("S&P") Ratings (collectively "Rating Agencies")

      The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

      The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Tax-Exempt Obligations (Westcore Bond Funds)

      Tax-Exempt Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Tax-Exempt Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Westcore Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Certain of the Tax-Exempt Obligations held by the Westcore Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

      Although the Westcore Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Tax-Exempt Obligations, the Fund may also invest 25% or more of its net assets in industrial development bonds, short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. To the extent that the Fund's assets are concentrated in these types of Tax-Exempt Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.

      Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Tax-Exempt Obligations and are generally valued at par or less than par in the open market.

      There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

      Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

      In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

      Certain investments of the Funds are subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

      The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

      The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt
Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

      The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

Special Considerations Regarding Investments in Colorado Obligations (Westcore Colorado Tax-Exempt Fund)

      The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

      The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

      Economic Factors. Based on data published by the State's Office of State Planning and Budgeting as presented in the June 2003 Revenue Forecast dated June 20, 2003 (the "2003 Economic Report"), and data published in the December 20, 2002 Colorado Economic Perspective, the record-long national economic expansion ended in March 2001, after an unprecedented 10 years of growth. The Colorado economy was negatively affected by the national recession and the events of September 11. The State government's economic position has deteriorated as a result of these and other events, as explained below. According to the 2003 Economic Report, the Colorado unemployment rate averaged 5.7% in 2002, with an average unemployment rate of 5.9% projected for 2003. Total retail sales in 2002 fell 0.7% over calendar year 2001, but are projected to grow by 2.9% in 2003. Colorado non-agricultural employment growth rate declined by 1.9% in 2002, as compared with a decline of 0.9% for the nation as a whole. Employment growth is expected to fall 0.1% for 2003 as the job losses that occurred in the first half of 2003 are not fully offset by job growth in the second half of the year, and employment growth is projected at 1.8% in 2004 and 2.4% in 2005. That pace will rise to 2.9% in 2007.

      Personal income grew a modest 1.2% in Colorado during 2002, even as wage and salary disbursements declined. However, by fourth quarter 2002, personal income growth accelerated to 2.6%, and is expected to grow by 3.1% in 2003.

      Restrictions of Appropriation and Revenues. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, in past fiscal years, together with other available resources, had been required to exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. During the 2002 legislative session, due to the State government's financial position, the State legislature eliminated this reserve requirement for the 2001-02 fiscal year only. In addition, when the reserve falls below 2% percent, the Governor must implement a plan to restore the reserve to 2%.

      A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or "TABOR") requires the State and each local government to reserve 3% of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final State or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

      According to the 2003 Economic Report, the fiscal year 2002-2003 ending General Fund reserve is expected to be $144.7 million, which is significantly less than the earlier forecasts. Meanwhile in fiscal year 2003-2004, expenditures are expected to have to be cut by an additional $97.1 million if the General Assembly desired to maintain the 4% Unappropriated Reserve. Without additional reductions, the anticipated year end reserve for fiscal year 2003-2004 is 2.2%.

      TABOR also restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all State and local governments combined, are excluded from the provisions of TABOR.

      The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for each subsequent fiscal year are the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. Legislation enacted in the 2002 legislative session enables the State to recoup revenues lost because the TABOR limits used during the 1990s relied on population estimates that were too low. This percentage change associated with lost revenues, known as the "growth dividend" is equal to 6% and will be applied, on a one-time basis, to the TABOR limit in future years to allow the State to keep revenues. In addition, legislation enacted in the 2003 legislative session changes the manner in which the State treats its TABOR surplus. In 1998, the General Assembly passed a bill that permitted the State to spend TABOR surplus revenues in the year in which they were received, instead of setting the money aside that needed to be refunded to taxpayers the following year. The 2003 bill requires the State to set aside surplus revenues in the year in which they are received and to recognize the payment obligation in that year, preventing the State from spending money that must be refunded in the next year. TABOR also prohibits new or increased real property transfer taxes, new State real property taxes and local District income taxes.

      Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. Colorado appellate courts have held that (1) Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; (2) Districts can increase mill levies to pay general obligation bonds issued prior to TABOR provided that such bonds or bonds issued to refund such bonds were voter approved; (3) multi-year lease-purchase agreements subject to annual appropriation do not require voter approval; (4) notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR; (5) entities with the power to levy taxes may not themselves be "enterprises" for purposes of TABOR (however, the Court did not address the issue of how valid enterprises may be created); (6) that a properly worded ballot question can permanently exempt a District from the TABOR revenue limits; and (7) urban renewal authorities are not Districts for purpose of TABOR. There is currently pending litigation seeking to effectively overturn the decision that local voters can permanently exempt Districts from TABOR's revenue limits. It is possible that additional litigation construing TABOR will be brought in the future which could impact the State or local governments.

      According to the 2003 Economic Report, for fiscal year 2001-2002, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $5,519.8 million and program revenues (cash funds) were $2,232.4 million, for revenues totaling $7,752.2 million. During fiscal year 2001-2002, the allowable TABOR growth rate (inflation plus population growth) grew at a combined rate of 4%. Accordingly, under TABOR, State expenditures during the 2001-2002 fiscal year could not exceed $8,126.2 million and the actual 2001-2002 fiscal year general fund and program revenues were $365.7 million below the limit. The 2003 Economic Report reports that Colorado will not have a TABOR surplus for the 2002-2003 fiscal year because of lower revenues collected by the State. In fact, revenues will be $749.9 million below the TABOR limit in fiscal year 2002-2003. Furthermore, the 2003 Economic Report forecasts that there will be no TABOR surplus until the 2004-2005 fiscal year.

      There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

      Colorado State Finances. According to State of Colorado Audited Finance Reports, under generally accepted accounting principles, the State had unrestricted General Fund ending balances of $137.5 million for fiscal year 2001-2002, and $144.7 million for fiscal year 2002-2003 (unaudited).

      For fiscal year 2002-2003 (estimated), the following tax categories generated the following percentages of the State's $5,587.7 million total revenues (accrual basis): individual income taxes represented 55% of gross fiscal year 2002-2003 receipts; sales, use, and other excise taxes represented 34% of gross fiscal year 2002-2003 receipts; and corporate income taxes represented 4% of gross fiscal year 2002-2003 receipts. For fiscal year
2003-2004, General Fund revenues of approximately $5,832.7 million and expenditures of approximately $5,539.7 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal year 2003-2004 are not expected to be significantly different from fiscal year 2002-2003 percentages.

      According to the 2003 Economic Report, the State's financial position has deteriorated as a result of the slowing national and State economies, the events of September 11, the passage of two constitutional measures in November 2000 and certain other factors. Amendment 23 requires the State to increase its expenditures on public education, and Referendum A requires the State to reimburse local governments for lost property tax revenues as a result of a senior citizen property tax reduction. Both measures exempt revenues from the TABOR restriction. At the time these measures were adopted, the State was experiencing surpluses in its TABOR spending limitation calculation. For fiscal year 2002-2003, however, the State was $749.9 million short of this TABOR limit, requiring that the constitutional measures be funded by the General Fund.

      To address these financial issues, the State took certain measures during fiscal year 2002-2003, including, but not limited to, the reduction of General Fund appropriations by 4.2%; various short-term provisions; various long-term provisions; and cash-flow enhancements. Short-term provisions included implementing a tax amnesty program, temporarily reducing sales tax vendor fees, shifting State funding for elementary and high school education from the General Fund to other State revenue sources, diverting Unemployment Insurance Trust Fund surcharges to the General Fund, and transferring certain cash balances. Long term provision included promoting economic development, making fee-based programs self-supporting, and funding more tax examiners and revenue and compliance agents. Cash flow enhancements included authorizations to sell tobacco settlement revenues, sell and lease back certain State facilities, and issue revenue anticipation notes for the purpose of making interest-free loans to school districts experiencing temporary cash deficits. The 2003 Economic Report states that additional measures will be required during fiscal year 2003-2004 to avoid a shortfall in the General Fund. According to the report, additional expenditure reductions of $97.1 million will be necessary in fiscal year 2003-2004.

      On May 28, 2003, the President signed into law the federal Jobs and Growth Tax Relief Reconciliation Act of 2003. The provisions of the Act fund temporary state fiscal relief, provide growth incentives for business, temporarily accelerate certain previously enacted federal tax reductions, and reduce taxes on capital gains and dividends. Colorado is expected to receive two types of financial assistance under the Act, approximately $90 million through the federal Medicaid program and approximately $146 million as flexible federal grants, for a total of

$238.5 million. Some of the other provisions of the Act, such as some of the tax relief provided to Colorado taxpayers, may lower Colorado income tax revenues.

      Debt. Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

      Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

U.S. Government Obligations (All Westcore Funds)

      Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association ("Fannie Mae"), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Westcore Funds)

      Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of each Fund's total assets at the time of purchase.

      Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Adviser at the time of purchase to be of comparable quality.

      Each Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements which have a put feature which may be exercised on seven days' notice.

      For the Westcore Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total net assets of the Fund, plus any borrowings for investment purposes, except when made for temporary defensive purposes. The Westcore Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment or during temporary defensive periods, such as when, in the opinion of its Adviser, suitable tax-exempt obligations are unavailable. In such circumstances, there is no percentage limitation on the amount of assets which may be held uninvested by the Westcore Colorado Tax-Exempt Fund.

Variable and Floating Rate Instruments (Westcore Bond Funds)

      These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

      Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

Repurchase Agreements (All Westcore Funds)

      In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

      A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

      Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

      The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

Reverse Repurchase Agreements (All Westcore Funds)

      Each Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

      When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

      Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities.

      As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated  Securities  (All Westcore Funds other than the Colorado  Tax-Exempt
Fund)

      Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund's shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer's creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse  publicity  and  investor  perceptions,  whether  or not  based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

      The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Adviser decides this is appropriate.

Collateralized Debt Obligations (Westcore Bond Funds other than the Colorado Tax-Exempt Fund)

      The Westcore Bond Funds (other than the Colorado Tax-Exempt Fund) may invest in collateralized debt obligations ("CDOs"), which includes Collateralized Bond Obligations ("CBOs"), Collateralized Loan Obligations ("CLOs") and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or high yield public or private fixed income securities, preferred stocks or loans made to public or private corporations. The pool of securities serves as collateral and the income source for the CDO, which is typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool.

Master Limited Partnerships (All Westcore Funds other than the Colorado Tax-Exempt Fund)

      A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Trust Preferred Securities. (All Westcore Funds, except Westcore Colorado Tax-Exempt Fund, but predominantly Westcore Flexible Income and Plus Bond Funds)

      Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.

      Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the fund receives any cash distributions), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.

      Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the Securities Act; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the fund, to sell their holdings.

Securities Lending (All Westcore Funds other than the Colorado Tax-Exempt Fund)

      Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

      When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, which invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption "Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments." Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

      Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Restricted Securities (All Westcore Funds)

      No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within seven days, certain municipal leases and certain securities that are not registered under the securities laws. Securities that are not registered under the Securities Act of 1933, as amended, but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Adviser under the supervision of the Board determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

      In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

      Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

      The Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades

(e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Rights Offerings and Warrants to Purchase (All Westcore Funds)

      These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security.

Asset-Backed Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

      These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

      The  calculation  of  the  average   weighted   maturity  of  asset-backed
securities is based on estimates of average life.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

      Asset-backed   securities   are   considered   an  industry  for  industry
concentration purposes.

      In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

      Mortgage Backed Securities Generally. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through

Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds' net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

      Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

      CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

      As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

      Each Fund, other than the Westcore Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index.

      A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index. Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

      A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

      In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

      By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

      In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

      A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

      These Funds may invest to limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

      In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments) (except as may be otherwise permitted under applicable regulations). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

      Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of futures contracts are: (1) options and futures may fail as hedging techniques when the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge;
(2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist; (3) losses from investing in futures transactions because of unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Adviser's ability to correctly predict the direction of securities prices, interest rates and other economic factors.

      For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

Foreign Securities (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

      Each Fund may invest in foreign securities. There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

      Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. Up to 25% of the MIDCO Growth, Growth, Blue Chip, Mid-Cap Opportunity, Select, Small-Cap Opportunity and Micro-Cap Funds' assets and up to 10% of the Plus Bond Fund's assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through ADRs.

      Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

      Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

      There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians, and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities.

      Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Exchange Transactions (All Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund)

      These Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

      Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

When-Issued Purchases and Forward Commitments (All Westcore Funds)

      Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

      When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the Adviser will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio
securities   themselves  in  a  segregated   account  while  the  commitment  is
outstanding.

      The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments (All Westcore Funds)

      All Funds may invest their cash balances, within the limits permitted by the Investment Company Act ("1940 Act"), in other investment companies that invest in high quality, short-term debt securities which determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds).

      In addition, all funds except Westcore Colorado Tax-Exempt Fund may invest in other investment companies that invest in a manner consistent with the Fund's investment objective, generally through the use of exchange-traded funds ("ETFs").

      ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

      A pro rata portion of other investment companies' expenses will be borne by the Fund's shareholders. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Derivative Instruments (All Westcore Funds)

      Each Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

      Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms, and it is uncertain how they will perform under different economic and interest rate scenarios.

Temporary Defensive Position

      The Westcore Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions as follows:

      The Westcore Funds may invest in short-term instruments such as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies and dollar denominated debt obligations of foreign issuers including foreign corporations and governments and Tax-Exempt Obligations. In addition, each Fund may borrow money from banks and may enter into reverse repurchase agreements for temporary purposes on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.

      For purposes of their respective policies to invest, under normal circumstances, at least 80% of their respective net assets, plus any borrowings for investment purposes, in a certain type of securities (i.e., securities issued by mid-cap companies, small-cap companies, large and well-established companies, micro-cap companies or fixed income securities of varying maturities, as the case may be), the total net assets of the MIDCO Growth Fund, Blue Chip Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Flexible Income Fund, Plus Bond Fund, Micro-Cap Fund and International Small-Cap Value Fund will be deemed to include the amount of any borrowings for investment purposes.

      The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies that invest in taxable or tax-exempt money market instruments and U.S. government obligations.

Equity and Equity-Related Securities in Plus Bond and Flexible Income Funds

      The Westcore Flexible Income and Plus Bond Funds may invest in obligations convertible into common or preferred stock and may acquire common or preferred stocks, warrants or other rights to buy shares.

Real Estate Investment Trusts (REITs) (All Westcore Funds other than Westcore Colorado Tax-Exempt Fund)

      The Funds other than the Westcore Colorado Tax-Exempt Fund may invest in REITs directly and/or in debt securities issued by REITs, as further described in the Prospectuses.

Investment Limitations

      A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

      No Fund may:

      1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

      2. Purchase securities of companies for the purpose of exercising control.

      3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

      4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Westcore Colorado Tax-Exempt Fund.)

      6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.

      None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund) may:

      1. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

      2. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and
(b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      3. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

      4. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      For purposes of limitation No. 1 above, "total assets" includes the value of the collateral for the securities loans. For the purposes of limitation No. 4 above as it relates to fixed income securities, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles, and for the purposes of such limitation as it relates to international equity securities, the Trust currently intends to use the Factset Global Industry Classification Standard. As it relates to domestic equity securities, the Trust currently intends to use the Standard Industrial Classification System (SIC).

      None of the Westcore Equity or Westcore Bond Funds (other than the Colorado Tax Exempt Fund, Select Fund, International Small-Cap Value Fund and Micro-Cap Fund) may:

      1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

      The Westcore Colorado Tax-Exempt Fund may not:

      1. Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

      2. Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income from which is exempt from Colorado state income tax.

      3 Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

      4. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

      5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      6. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

      7. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

      If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund's portfolio securities generally will not constitute a violation.

NET ASSET VALUE

      The net asset value per share of each Fund is calculated as set forth in the Prospectuses and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

      Securities are generally valued at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time). Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

      Foreign securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ National Market or the domestic over-the-counter market) are generally valued at the official closing price on the principal exchange on which they are traded. Instances where the official closing price is not available, the foreign securities are generally valued at the last sale price prior to the closing of its principal exchange. Notwithstanding the foregoing, when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees of the Funds.

      When a market price is not readily available, including circumstances under which the Investment Advisor determines that a security's market price is not reliable, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. The impact of events that occur after the publication of market quotations used by a Fund to price its securities (for example, in foreign markets) but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event and other relevant factors. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

      London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are generally valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

      Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the "evaluated" bid and ask prices formulated by an independent pricing service.

      Municipal securities having a remaining maturity of greater than 60 days, for which there are not readily available market quotation or sales information are valued at the "evaluated" bid price as determined on the valuation date by an independent portfolio pricing service approved by the Board of Trustees to value such types of securities.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options. Securities which have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares in the Funds are sold on a continuous basis by ADI.

      Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

      The Westcore Micro-Cap and International Small-Cap Value Funds are not currently being offered for sale by the Company.

      Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for the same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund's Prospectus from time to time.

      The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

      On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day.

      The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulation of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

      The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customers' orders will be priced at the Fund's net asset value computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund.

      Shares purchased by financial advisers on behalf of their customers will normally be held of record by the financial advisers and beneficial ownership of shares will be recorded by the financial advisers and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial adviser and the Trust's transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust's transfer agent directly to a customer with a copy to the financial adviser, or will be furnished directly to the customer by the financial adviser. Other procedures for the purchase of shares established by financial advisers in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial adviser should contact such entity directly for appropriate purchase instructions.

Retirement and Education Plans - All Westcore Funds

      Individual Retirement Accounts. An Individual Retirement Account ("Traditional IRA") is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70 1/2. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual's spouse, if any, is a participant in a qualified plan and, if the individual participates in a qualified plan, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution. Distribution of an individual's Traditional IRA assets before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual's gross income. Distributions are included in gross income, except to the extent of any nondeductible contributions.

      A Roth Individual Retirement Account ("Roth IRA") is also available under the Trust for individuals who have earned income and wish to use shares of the Funds as a medium to save for retirement. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000). Contributions may be made after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible.

"Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual's attainment of age 59 1/2, or due to the individual's disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings.

      An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA, unless either the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return. The balance in the individual's Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except to the extent of any nondeductible Traditional IRA contributions). The 10% early distribution penalty will not apply.

      Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual's Traditional and Roth IRAs may not exceed the lesser of $3,000 (through 2004) or 100% of the individual's compensation. Additional income-based factors may further reduce an individual's contribution limit. An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual "catch-up" contribution of up to $500 (through 2005).

      The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction Simplified Employee Pension ("SARSEP") plan (subject to certain requirements). A SARSEP must have been established prior to January 1, 1997. SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must be equal to a uniform percentage of each employee's compensation (subject to certain limits). SARSEPs also permit employee pre-tax deferral contributions (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70 1/2, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts

      A Coverdell Education Savings Account ("Coverdell ESA") is available under the Trust for use by individuals who wish to use shares of the Funds as a funding medium to save for a child's education. A single individual with adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for "qualified education expenses" are not subject to federal income tax. Qualified education expenses include "qualified higher education expenses" and "qualified elementary and secondary education expenses." Qualified higher education expenses include undergraduate or graduate education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. A distribution that is not used for qualified education expenses will be subject to federal income tax and will (with certain exceptions) result in an additional 10% tax, to the extent that it is attributable to earnings. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

      The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673). The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

      The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twelve outstanding classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

      Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

      Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

      There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

      The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

      The Trustees' decision to liquidate a portfolio may result from various factors which lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund's ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      For the Colorado Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

      An investment in the Colorado Tax-Exempt Fund is not intended to constitute a balanced investment program. Shares of the Colorado Tax-Exempt Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Colorado Tax-Exempt Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial use" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

      The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares. Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

      The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40").
Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

      Generally, hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

      A Fund may make one or more of the elections available under the Code which apply to straddles. Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions. Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

      Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

      Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund's taxable income is reduced by distributions to its shareholders. However, if more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against the shareholder's U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. A shareholder's ability to claim the foreign tax credit will be subject to various complex limitations under the Code. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

      Under the 2003 Jobs and Growth Tax Relief Reconciliation Act, long-term capital gains realized on the sale of mutual fund shares on or after May 6, 2003 are generally taxable at a maximum federal income tax rate of 15%. Qualifying dividend income recognized in 2003 and later years also is taxable at a maximum federal income tax rate of 15%. Capital gain distributions will be taxed at a maximum federal income tax rate of 20% and, to the extent the distribution represents long-term capital gains realized on the sale of underlying investments on or after May 6, 2003, at a maximum federal income tax rate of 15%. Under current law, the 15% maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.

      The Funds will be required in certain cases to withhold and remit to the United States treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The percentage required to be withheld is currently 28%.

      The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

MANAGEMENT OF THE FUNDS

   TRUSTEES AND OFFICERS

      The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees."

                                                                                                   Number of
                                                                                                 Portfolios in
                              Position(s)    Term of Office                                       Complex Fund         Other
                               Held with     and Length of        Principal Occupation(s)         Overseen by      Directorships
 Name, Address and Age(1)      The Trust     Time Served(2)          During Past 5 Years           Trustee(3)    Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES

   McNeil S. Fiske              Trustee          Since            Chairman of the Board,               10             None
   Age 69                                  December 12, 1985      MacCourt Products (plastics
                                                                  manufacturer).

   James B. O'Boyle             Trustee          Since            Business Consultant, 1986            10             None
   Age 75                                  December 12, 1985      to present.

   Robert L. Stamp              Trustee          Since            Retired.                             10             None
   Age 70                                  December 12, 1985

   Lyman E. Seely               Trustee          Since            Director of McCall Oil and           10             None
   Age 85                                    April 29, 1987       Chemical Co., 1983 to
                                                                  present; Director of Great
                                                                  Western Chemical Co., 1983
                                                                  through May 2001; Director
                                                                  of OECO, May 1983
                                                                  through 2000.

                                                                                                   Number of
                                                                                                 Portfolios in
                              Position(s)    Term of Office                                       Complex Fund         Other
                               Held with     and Length of        Principal Occupation(s)         Overseen by      Directorships
 Name, Address and Age(1)      The Trust     Time Served(2)          During Past 5 Years           Trustee(3)    Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES

   Jack D. Henderson5        Chairman,           Since            Attorney, Jack D.                    10             None
   Age 76                       Vice       December 12, 1985      Henderson, Self-Employed
                             President                            Attorney-at-Law, 1952 to
                            and Trustee                           present.

                                                                                                   Number of
                                                                                                 Portfolios in
                              Position(s)    Term of Office                                       Complex Fund         Other
                               Held with     and Length of        Principal Occupation(s)         Overseen by      Directorships
 Name, Address and Age(1)      The Trust     Time Served(2)          During Past 5 Years           Trustee(3)    Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES

   Kenneth V. Penland(5)        Trustee          Since            Retired; Chairman and                11             Chairman and
   Age 61                                  November 8, 2000       Executive Manager, Denver                           Director, Blue
                                                                  Investment Advisors LLC                             Chip Value
                                                                  (and its predecessor), March                        Fund, Inc.,
                                                                  1983 through December                               February 1987
                                                                  2001; Chairman and                                  to present.
                                                                  Director, Blue Chip Value
                                                                  Fund, Inc., February 1987
                                                                  to present; President, Westcore
                                                                  Funds, 1995 to November 2002.

                                                                                                   Number of
                                                                                                 Portfolios in
                              Position(s)    Term of Office                                       Complex Fund         Other
                               Held with     and Length of        Principal Occupation(s)         Overseen by      Directorships
 Name, Address and Age(1)      The Trust     Time Served(2)          During Past 5 Years           Trustee(3)    Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS

Jeffrey D. Adams, CFA           President        Since            Member and Executive                 N/A            N/A
Age 43                                     November 13, 2002      Manager, Denver Investment
Denver Investment Advisors LLC                                    Advisors LLC, August 1999
1225 17th Street-26th Fl.                                         to present;
Denver, Colorado 80202                                            Vice-President, Research
                                                                  Analyst, Denver Investment
                                                                  Advisors LLC, July 1990 to
                                                                  July 1999; Vice President,
                                                                  Westcore Funds, February
                                                                  2002 through November
                                                                  2002.

Jasper R. Frontz                Treasurer        Since            Treasurer, Blue Chip Value           N/A            N/A
Age 34                                     February 12, 1997      Fund, Inc., November 1997
Denver Investment                                                 to present; Vice
  Advisors LLC                                                    President, May 2000 to
1225 17th Street-26th Fl.                                         present, and Director of
Denver, Colorado 80202                                            Mutual Fund
                                                                  Administration, June 1997
                                                                  to present, Denver
                                                                  Investment Advisors LLC;
                                                                  Registered Representative,
                                                                  ALPS Distributors, Inc.,
                                                                  1995 to present.

                                                                                                   Number of
                                                                                                 Portfolios in
                              Position(s)    Term of Office                                       Complex Fund         Other
                               Held with     and Length of        Principal Occupation(s)         Overseen by      Directorships
 Name, Address and Age(1)      The Trust     Time Served(2)          During Past 5 Years           Trustee(3)    Held by Trustee(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Derek J. Mullins                Assistant        Since            Fund Controller, ALPS                N/A            N/A
Age 29                          Treasurer   August 14, 2002       Mutual Funds Services
ALPS Mutual Funds                                                 Inc., May 1999 to present;
  Services, Inc.                                                  Assistant Treasurer,
1625 Broadway                                                     Stonebridge Funds Trust,
Suite 2200                                                        December 1999 to present;
Denver, Colorado 80202                                            Assistant Secretary,
                                                                  Ameristock Mutual Fund,
                                                                  Inc., March 2003 to
                                                                  present; Assistant
                                                                  Secretary, Davis Park
                                                                  Series Trust, March 2003
                                                                  to present.

Traci A. Thelen                 Secretary        Since            Ms. Thelen is the General            N/A            N/A
Age 30                                      August 19, 2003       Counsel of ALPS Mutual
1625 Broadway, Suite 2200                                         Funds Services, Inc., and
Denver, CO  80202                                                 ALPS Distributors, Inc.
                                                                  Ms. Thelen joined ALPS
                                                                  Mutual Funds Services,
                                                                  Inc., and ALPS
                                                                  Distributors, Inc., in
                                                                  October 1999 as Associate
                                                                  Counsel. Prior to that,
                                                                  Ms. Thelen did contract
                                                                  work for various law firms
                                                                  in Boulder, Colorado.

----------

1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

2     Each trustee holds  offices for an indefinite  term until the earliest of:
      (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust's Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust's Code of Regulations; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently eleven Funds in the Fund Complex, including ten Westcore Funds and Blue Chip Value Fund, Inc., which is also advised by Denver Investment Advisors LLC (the "Adviser" or "DIA").

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

5 Mr. Henderson is considered to be an Interested Trustee because he serves as legal counsel for the Distributor and as an officer of the Trust. Mr. Penland is considered to be an Interested Trustee because he served as an officer of the Trust until November 12, 2002. In addition, Mr. Penland served as an officer of the Adviser until December 31, 2001.

Standing Board Committees

      The Board of Trustees has established three committees, i.e., Audit, Legal Compliance and Nominating.

      The Audit Committee annually considers such matters pertaining to the Trust's books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the independent auditors. The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1. The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and shall meet otherwise as requested by the Committee's Chairman or the auditors. The Audit Committee is comprised of all of the Trustees and met two times during the fiscal year ended May 31, 2003.

      The Legal Compliance Committee is established by and among the Board of Trustees for the purpose of receiving reports of evidence of Material
Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines. There were no formal meetings of the Legal Compliance Committee during the fiscal year ended May 31, 2003. The Legal Compliance Committee is comprised of Messrs. Fiske, O'Boyle and Stamp.

      The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee is comprised of the four Independent Trustees. There were no formal meetings of the Nominating Committee during the fiscal year ended May 31, 2003. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust's Secretary.

Trustee Ownership of Fund Shares

      The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Aggregate Dollar Range of
                                       Dollar Range of                                         Equity Securities in All Funds in
Name of Trustee               Equity Securities in the Trust(1)                                  the Trust Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
McNeil S. Fiske                 Westcore Growth Fund
                                    $10,001-$50,000                                                      over $100,000
                                Westcore Select Fund
                                       $10,001-$50,000
                                Westcore Blue Chip Fund
                                    $10,001-$50,000
                                Westcore Flexible Income Fund
                                    $10,001 - $50,000
                                Westcore Plus Bond Fund
                                    $10,001 - $50,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------
James B. O'Boyle                Westcore Growth Fund
                                    $1 - $10,000                                                       $50,001 - $100,000
                                Westcore Select Fund
                                    $1 - $10,000
                                Westcore Colorado Tax-Exempt Fund
                                    $50,001 - $100,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Stamp                 Westcore MIDCO Growth Fund
                                    $10,001 - $50,000                                                    over $100,000
                                Westcore Select Fund
                                    $10,001 - $50,000
                                Westcore International Frontier Fund
                                    $10,001 - $50,000
                                Westcore Small-Cap Opportunity Fund
                                    $10,001 - $50,000
                                Westcore Colorado Tax-Exempt Fund
                                    $1 - $10,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------
Lyman E. Seely                  Westcore MIDCO Growth Fund
                                    $1 - $10,000                                                         over $100,000
                                Westcore Growth Fund
                                    $1 - $10,000
                                Westcore Select Fund
                                        $1 - $10,000
                                Westcore Blue Chip Fund
                                    $10,001 - $50,000
                                Westcore Mid-Cap Opportunity Fund
                                    $10,001 - $50,000
                                Westcore Small-Cap Opportunity Fund
                                    $50,001 - $100,000
                                Westcore Plus Bond Fund
                                    $10,001 - $50,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Aggregate Dollar Range of
                                       Dollar Range of                                         Equity Securities in All Funds in
Name of Trustee               Equity Securities in the Trust(1)                                  the Trust Overseen by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jack D. Henderson               Westcore MIDCO Growth Fund
                                        $1 - $10,000                                                     over $100,000
                                Westcore Growth Fund
                                    $10,001 - $50,000
                                Westcore Select Fund
                                    $10,001 - $50,000
                                Westcore International Frontier Fund
                                    $10,001 - $50,000
                                Westcore Blue Chip Fund
                                    $1 - $10,000
                                Westcore Mid-Cap Opportunity Fund
                                    $10,001 - $50,000
                                Westcore Small-Cap Opportunity Fund
                                    $10,001 - $50,000
                                Westcore Colorado Tax-Exempt Fund
                                    $50,001 - $100,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------
Kenneth V. Penland              Westcore MIDCO Growth Fund
                                    over $100,000                                                        over $100,000
                                Westcore Growth Fund
                                    over $100,000
                                Westcore Select Fund
                                    over $100,000
                                Westcore International Frontier Fund
                                    over $100,000
                                Westcore Blue Chip Fund
                                    over $100,000
                                Westcore Mid-Cap Opportunity Fund
                                    over $100,000
                                Westcore Small-Cap Opportunity Fund
                                    over $100,000
                                Westcore Colorado Tax-Exempt Fund
                                    over $100,000
                                All other Funds:  None
------------------------------------------------------------------------------------------------------------------------------------

1 Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2002.

      The Trustees and officers of the Trust, as a group, owned 2.98% of the outstanding shares of the Westcore MIDCO Growth Fund, 1.46% of the outstanding shares of the Westcore Growth Fund, 5.99% of the outstanding shares of the Westcore Mid-Cap Opportunity Fund, 4.15% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, 4.83% of the outstanding shares of the Westcore Select Fund, 1.40% of the outstanding shares of the Westcore Blue Chip Fund, 3.71% of the outstanding shares of the Westcore International Frontier Fund, 2.02% of the outstanding shares of the Westcore Flexible Income Fund and 6.86% of the outstanding shares of the Westcore Colorado Tax-Exempt Fund as of August 29, 2003. The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Westcore Plus Bond Fund.

      Each Trustee receives an annual fee of $12,000 plus $500 for each Board and Board Committee meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended May 31, 2003:

--------------------------------------------------------------------------------------------------------------
                                                               Pension or Retirement
                                    Aggregate Compensation     Benefits Accrued as      Aggregate Compensation
Name of Person/ Position            from the Trust             Part of Fund Expenses    from the Fund Complex*
--------------------------------------------------------------------------------------------------------------
Jack D. Henderson,
Chairman and Vice President             $19,000                        $0                 $19,000
--------------------------------------------------------------------------------------------------------------
McNeil S. Fiske,
Trustee                                 $15,000**                      $0                 $15,000**
--------------------------------------------------------------------------------------------------------------
James B. O'Boyle,
Trustee                                 $15,000                        $0                 $15,000
--------------------------------------------------------------------------------------------------------------
Robert L. Stamp,
Trustee                                 $15,000                        $0                 $15,000
--------------------------------------------------------------------------------------------------------------
Lyman E. Seely,
Trustee                                 $15,000                        $0                 $15,000
--------------------------------------------------------------------------------------------------------------
Kenneth V. Penland,                     $15,000                        $0                 $15,000
President
--------------------------------------------------------------------------------------------------------------

* The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently eleven funds in the Fund Complex: the ten Westcore Funds currently offered to the public and the Blue Chip Value Fund which is advised by the Adviser.

** All of this amount has been deferred at the election of Mr. Fiske. The total amount of deferred compensation (including interest) accrued for Mr. Fiske during the fiscal year ended May 31, 2003 is $18,748.

      Each Trustee is entitled to participate in the Trust's Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

      Denver Investment Advisors, of which Mr. Adams, President of the Trust, is a member and Executive Manager and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as Adviser and co-administrator. ALPS Mutual Funds Services, Inc. ("ALPS"), of which Mr. Mullins and Ms. Thelen are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate serves as distributor to the Trust.

      No employee of ADI, ALPS, or Denver Investment Advisors receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

      The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

      Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

      As indicated in the Prospectuses, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with Denver Investment Advisors' policy regarding personal investing by members, officers and employees of Denver Investment Advisors. The Denver Investment Advisors' policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of Denver

Investment Advisors to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Denver Investment Advisors' policy. The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

      The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund:

----------------------------------------------------------------------------------------------------------------------------------
                                                 Year Ended                     Year Ended                     Year Ended
                                                May 31, 2003                   May 31, 2002                   May 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                          Advisory        Waiver of       Advisory        Waiver of      Advisory         Waiver of
Fund Name                                   Fees            Fees            Fees            Fees           Fees             Fees
----------------------------------------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                $367,286        $250,193        $599,356        $199,033      $1,059,614        $222,087
----------------------------------------------------------------------------------------------------------------------------------
Westcore Blue Chip Fund                     85,623         114,320         214,782          80,242         268,051          68,601
----------------------------------------------------------------------------------------------------------------------------------
Westcore Growth Fund                        71,185          99,789          35,371          84,795          35,910          82,363
----------------------------------------------------------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund         91,177         180,401         196,861         162,127         176,111         169,338
----------------------------------------------------------------------------------------------------------------------------------
Westcore Mid-Cap                                 0          59,855               0          37,999               0          26,737
Opportunity Fund
----------------------------------------------------------------------------------------------------------------------------------
Westcore Select Fund                             0          59,711          48,067          95,773         152,942          98,005
----------------------------------------------------------------------------------------------------------------------------------
Westcore International Frontier Fund             0         101,164          71,248         165,220         218,432         159,200
----------------------------------------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund                    0          35,585               0          38,818               0          55,426
----------------------------------------------------------------------------------------------------------------------------------
Westcore Plus Bond Fund                          0         231,736               0         246,161          12,029         200,829
----------------------------------------------------------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund                0         251,115          18,179         226,782          25,450         184,286
----------------------------------------------------------------------------------------------------------------------------------

      For the fiscal year ended May 31, 2003, the Investment Adviser reimbursed additional expenses for the Westcore Select Fund, Westcore International
Frontier Fund, and Westcore Flexible Income Fund in the amount of $8,200, $23,559, and $37,207, respectively.

      Denver Investment Advisors also performs investment advisory services for the Blue Chip Value Fund, Inc., a closed-end investment company portfolio. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by

Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

      Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

      The current Advisory Agreement for the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on October 1, 1995, and the current Advisory Agreement for the Westcore Mid-Cap Opportunity Fund became effective on October 1, 1998. The current Advisory Agreement for the Select Fund became effective on October 1, 1999. The current Advisory Agreement for the International Frontier Fund became effective on December 15, 1999. The Advisory Agreement for the Micro-Cap and International Small-Cap Value Funds will become effective upon commencement of the Funds' operations. Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

      The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

      Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Annual Board Approval of Investment Advisory Agreements

      At a meeting held on August 19, 2003, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Trust's investment advisory agreement with Denver Investment Advisors with respect to the Funds, for an additional one-year period. In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The Trustees considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the
Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its service to the Trust; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Trust; and a comparison of fees charged by the Adviser with fees charged to similar clients. The Trustees also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreement.

      Among other items, the Trustees also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets). The Board also considered a report on soft dollar commissions which included information on brokers, total commissions and average commission per share paid for the Funds for the fiscal year ended May 31, 2003, and information on the types of research and services obtained by Denver Investment Advisors in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions."

      After discussion, the Board of Trustees concluded that Denver Investment Advisors had the capabilities, resources and personnel necessary to manage the Trust. The Board of Trustees also concluded that based on the services that Denver Investment Advisors would provide to the Trust under the investment advisory agreements and the expenses incurred by Denver Investment Advisors in the performance of such services, the compensation to be paid to Denver Investment Advisors was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Funds to continue the investment advisory agreements with Denver Investment Advisors for an additional one-year period.

Distributor

      ADI (formerly known as ALPS Mutual Funds Services, Inc.) (the "Distributor"), with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 2003, May 31, 2002, and May 31, 2001, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators, Bookkeeping and Pricing Agent

      Pursuant to an Administrative Agreement, ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"), and have agreed to pay all expenses they incur in connection with their administrative activities. As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations. Under the Administrative Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, in connection with the performance of the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties and obligations under the agreement. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of .30% of each Fund's average daily net assets with respect to the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Select Fund, Westcore Micro-Cap Fund, Westcore International Small-Cap Value Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund. The Administrators have contractually agreed to waive fees as set forth in the prospectus and may voluntarily waive all or any portion of their administration fees from time to time. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS served as sole Administrator to the Funds.

      In addition to the services it provides as co-administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

      The Trust has agreed to  reimburse  Denver  Investment  Advisors for costs incurred by Denver Investment Advisors for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund through omnibus accounts ("Beneficial Shares"). The amount reimbursed with respect to a Fund will not exceed the lesser of the costs actually borne by Denver Investment Advisors or the effective rate for transfer agency services borne by a Fund without taking into account such Beneficial Shares and applying such rate to such Beneficial Shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

      The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years:

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended                 Year Ended                 Year Ended
                                                            May 31, 2003               May 31, 2002               May 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                   Administration   Waiver of  Administration   Waiver of   Administration    Waiver
Fund Name                                               Fees           Fees         Fees          Fees          Fees         of Fees
------------------------------------------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                            $284,991            $0      $351,857       $16,630      $574,924       $16,630
------------------------------------------------------------------------------------------------------------------------------------
Westcore Blue Chip Fund                                 92,282             0       134,755         1,410       150,229         5,149
------------------------------------------------------------------------------------------------------------------------------------
Westcore Growth Fund                                    78,911             0        53,814         1,647        48,411         6,176
------------------------------------------------------------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund                     81,473             0       105,541         2,155        94,539         9,096
------------------------------------------------------------------------------------------------------------------------------------
Westcore Mid-Cap Opportunity Fund                        2,533        21,409             0        15,200             0        10,695
------------------------------------------------------------------------------------------------------------------------------------
Westcore Select Fund                                         0        27,559        64,725         1,663       108,436         7,386
------------------------------------------------------------------------------------------------------------------------------------
Westcore International Frontier Fund                         0        25,291        57,054         2,063        87,035         7,373
------------------------------------------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund                                0        23,723             0        25,878         7,276        29,675
------------------------------------------------------------------------------------------------------------------------------------
Westcore Plus Bond Fund                                 80,939        73,552       122,447        41,660       122,495        19,410
------------------------------------------------------------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund                      148,408         2,261       142,332         4,645       109,196        16,646
------------------------------------------------------------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT

      The Bank of New York (the "Custodian"), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. BNY Western Trust Company served as custodian to the Trust from December 1, 1997 until September 30, 1999. Prior to December 1, 1997, Wells Fargo Bank, N.A. served as custodian to the Trust.

      State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts, will serve as Transfer Agent for each of the funds through October 10, 2003. As Transfer Agent, State Street has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, State Street receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

      ALPS will serve as Transfer Agent for each of the Funds beginning on October 13, 2003. As Transfer Agent, ALPS has, among other things, agreed to:
(a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

EXPENSES

      Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

AUDITORS AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as independent auditors for the Funds. The Fund's Annual Report to Shareholders for the fiscal year ended May 31, 2003 has been filed with the SEC. The financial statements and notes thereto in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements and Independent Accountants Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

      Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

      Westcore and Denver Investment Advisors have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

PROXY VOTING POLICIES AND PROCEDURES

      The Trustees, at their May 2003 Board meeting, adopted Denver Investment Advisors' proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Westcore Funds. To execute this responsibility, Denver Investment Advisors relies heavily on its subscription to the Institutional Shareholder Services ("ISS") Proxy Voting Systems. A copy of Denver Investment Advisors proxy voting policy and procedures is attached hereto as Appendix C and is incorporated herein by reference.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

      From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications which may include comparisons of a Fund's performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at 1-800-392-CORE
(2673).

      Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

      Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations - Westcore Bond Funds

      The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                        Yield = 2[((a-b/cd)+1)^6)-1]

      Where: a = dividends and interest earned during the period.

             B = expenses accrued for the period (net of reimbursements).

             C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             D = net asset value per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 2003 were as follows:

                                      30-Day Yield           30-Day Yield
                  Fund                (before fee waivers)   (after fee waivers)
                  ----                --------------------   -------------------
Westcore Flexible Income Fund               6.55%                   7.65%

Westcore Plus Bond Fund                     4.27%                   4.94%

Westcore Colorado Tax-Exempt Fund           1.37%                   1.90%

"Tax-Equivalent" Yield Calculations - Westcore Colorado Tax-Exempt Fund

      The Fund's "tax-equivalent" yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. The Fund's tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

      Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 2003 (after fee waivers) were 1.37% and 2.21%, respectively, and before fee waivers were 1.90% and 3.07%, respectively.

      Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations

      The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [((ERV/P)^(1/N))-1]

            Where: ERV = ending  redeemable  value  at the  end  of  the  period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P =   hypothetical initial payment of $1,000.

                   N = period covered by the computation, expressed in terms of years.

      The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = [(ERV/P)-1]

      The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

      Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended May 31, 2003, for the five and ten year periods ended May 31, 2003 and for the periods since commencement of the Funds' respective operations were as follows:

---------------------------------------------------------------------------------------------------------------
                                                                Five Years        Ten Years     Since Inception
                                                 Year Ended        Ended            Ended             To
Fund                                            May 31, 2003    May 31, 2003     May 31, 2003    May 31, 2003
---------------------------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund(1)                      (2.07)%          4.27%            9.45%          12.07%
---------------------------------------------------------------------------------------------------------------
Westcore Blue Chip Fund(2)                        (12.63)%         (1.93)%           8.86%           9.81%
---------------------------------------------------------------------------------------------------------------
Westcore Growth Fund(2)(6)                        (11.74)%          2.26%            8.05%           9.55%
---------------------------------------------------------------------------------------------------------------
Westcore Small-Cap Opportunity Fund(3)            (11.87)%         (0.65)%             --            8.63%
---------------------------------------------------------------------------------------------------------------
Westcore Mid-Cap                                   (9.85)%            --               --            8.95%
Opportunity Fund(5)
---------------------------------------------------------------------------------------------------------------
Westcore Select Fund(9)                           (17.24)%            --               --           18.13%
---------------------------------------------------------------------------------------------------------------
Westcore International Frontier Fund(9)            (1.47)%            --               --           (7.50)%
---------------------------------------------------------------------------------------------------------------
Westcore Flexible Income Fund(2)(7)                 5.71%           5.10%            6.80%           8.70%
---------------------------------------------------------------------------------------------------------------
Westcore Plus Bond Fund (2) (8)                    10.52%           6.87%            6.37%           7.51%
---------------------------------------------------------------------------------------------------------------
Westcore Colorado Tax-Exempt Fund(4)                8.77%           5.36%            5.48%           6.11%
---------------------------------------------------------------------------------------------------------------

----------
(1)   Commenced Operations on August 1, 1986.
(2)   Commenced Operations on June 1, 1988.
(3)   Commenced Operations on December 28, 1993.
(4)   Commenced Operations on June 1, 1991.
(5)   Commenced Operations on October 1, 1998.
(6) The Westcore Growth Fund was formerly known as the Growth and Income Fund. The Fund's name was changed from the "Growth and Income Fund" to the
      "Growth Fund" on October 1, 2002 to reflect a change in the Fund's investment strategy. The Fund's name was changed from the "Equity Income Fund" to the "Growth and Income Fund" on January 1, 1996 to reflect a different objective and policies. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.
(7) The Westcore Flexible Income Fund was formerly known as the Long-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek long-term total rate of return by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return, consistent with preservation of capital. Past performance is not intended to be indicative or representative of future performance.

(8) The Westcore Plus Bond Fund was formerly known as the Intermediate-Term Bond Fund. The Fund's name was changed on October 1, 2000 to reflect a different objective and policies. Prior to October 1, 2000, the Fund's objective was to seek current income with less volatility of principal than funds with longer maturities by investing primarily in investment grade bonds. On October 1, 2000, the Fund's objective was revised to seek long-term total rate of return consistent with preservation of capital, by investing primarily in investment grade bonds of varying maturities.
(9)   Commenced Operations on December 15, 1999.

      The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

      Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

      Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

      The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

      The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

      In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser's method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions which may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

      As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

      As of August 29, 2003 the following shareholders owned more than 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE MIDCO GROWTH FUND

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Charles Schwab & Co. Inc.                   26.85%               6,379,612.925         $39,744,988.52        Record Only
Special Account For the
Exclusive Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222

Wells Fargo Bank MN NA FBO                  13.00%               3,089,430.884         $19,247,154.41        Record Only
Westcore MIDCO Growth
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis, MN  55480-1533

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Colorado Business Bank                      9.93%                2,359,942.089         $14,702,439.21        Record Only
Private Asset Management Division
821 17th Street, Suite 100
Denver, CO  80202-3007

BNY Clearing Services LLC                   5.86%                1,391,778.275         $8,670,778.65         Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI  53202-6633

Rocky Mountain News Guild                   5.86%                1,391,778.275         $8,670,778.65         Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO  80014-2602

WESTCORE GROWTH FUND

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Charles Schwab & Co. Inc.                   47.89%               1,836,319.306         $18,399,919.45        Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222

Christian Labor Assoc. PEN FD               6.98%                267,763.416           $2,682,989.43         Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN  56201-0738

Cherry Trust & Co.                          6.53%                250,496.277           $2,509,972.70         Record Only
3033 E 1st Avenue
Denver, CO  80206

WESTCORE BLUE CHIP FUND

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Colorado Business Bank                      34.77%               1,070,321.525         $11,109,937.43        Record Only
Private Asset Management Division
821 17th Street, Suite 100
Denver, CO  80202-3007

Denver Typo Union                           15.07%               463,850.000           $4,814,763.00         Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
BNY Clearing Services LLC                   13.84%               426,095.373           $4,422.869.97         Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Rocky Mountain News Guild                   13.84%               426,095.373           $4,422.869.97         Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Wells Fargo Bank MN NA FBO                  13.38%               411,811.699           $4,274,605.44         Record Only
Westcore Blue Chip
ATTN: Mutual Fund OPS
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver Mailers Union                        10.94%               336,853.000           $3,496,534.14         Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Christian Labor Assoc. PEN FD               8.33%                256,434.966           $2,661,794.95         Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN 56201-0738

Charles Schwab & Co. Inc.                   7.71%                237,229.922           $2,462,446.59         Record Only
Special Account for the Exclusive
Benefit of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Denver News Press                           7.05%                217,039.000           $2,252,864.82         Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

WESTCORE SMALL-CAP OPPORTUNITY FUND

Name and Address of Shareholder              % of Fund Held      Share Balance         Asset Balance        Type of Ownership
-------------------------------              --------------      -------------         -------------        -----------------
Fidelity Investments Institutional           24.62%              295,038.787           $8,376,151.16        Record Only
Operations Co. Inc. (FIIOC) As Agency
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Aleyska Pipeline Service Co.                 24.62%              295,038.787           $8,376,151.16        Beneficial Only
Retirement Plan
1835 Bragaw St., MS536
Anchorage, AK  99512

Wachovia Bank NA Trustee For UCB Inc.
Defined Benefit Pension Plan Under           15.29%              183,300.524           $5,203.901.88        Record & Beneficial
Agreement DTD 5/21/96
1525 W. Harris Blvd.
#NC-1151
Charlotte, NC 28288-0001

Chase Manhattan Bank TTEE                    8.59%               102,930.117           $2,922,186.02        Record & Beneficial
Worldspan Ret Svg Plan & Trust
c/o JP Morgan/American Century
Attn:  RPS MGMT Reporting
P.O. Box 419784
Kansas City, MO  64141-6784

Charles Schwab & Co. Inc.                    8.45%               101,265.116           $2,874,916.64        Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Wells Fargo Bank NA                          7.33%               87,844.171            $2,493,896.01        Record Only
PO Box 1533
Minneapolis, MN 55480-1533

WESTCORE FLEXIBLE INCOME FUND

Name and Address of Shareholder              % of Fund Held      Share Balance         Asset Balance        Type of Ownership
-------------------------------              --------------      -------------         -------------        -----------------
Charles Schwab & Co. Inc.                    47.26%              867,113.777           $8,090,171.54        Record Only
Special Account for the Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Wells Fargo Bank NA                          10.12%              185,722.655           $1,732,792.37        Record Only
P.O. Box 1533
Minneapolis, MN 55480-1533

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Denver Investment Advisors LLC               10.12%              185,722.655           $1,732,792.87        Beneficial Only
Retirement Plan
1225 17th Street, 26th Floor
Denver, CO  80202

National Investor Services Corp.             6.24%               114,496.268           $1,068,250.18        Record Only
For Exclusive Benefit of Customers
55 Water Street, 32nd Floor
New York, NY 10041-0028

WESTCORE PLUS BOND FUND

Name and Address of Shareholder              % of Fund Held       Share Balance        Asset Balance        Type of Ownership
-------------------------------              --------------       -------------        -------------        -----------------
Colorado Business Bank                       39.76%               1,971,085.101        $20,637,261.00       Record Only
Private Asset Management Division
821 17th Street, Suite 100
Denver, CO  80202-3007

BNY Clearing Services LLC                    17.88%               886,551.867          $9,282,198.05        Record Only
Wendel & Co.
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

Rocky Mountain News Guild                    17.88%               886,551.867          $9,282,198.05        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Typo Union                            17.09%               847,103.000          $8,869,168.41        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Denver Mailers Union                         12.60%               624,467.000          $6.538,169.49        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

Christian Labor Assoc. PEN FD                11.22%               556,386.298          $5,825,364.54        Record & Beneficial
TR DTD 9/23/67
412 Lakeland Dr. NE
P.O. Box 738
Willmar, MN 56201-0738

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance         Type of Ownership
-------------------------------             --------------       -------------         -------------         -----------------
Charles Schwab & Co. Inc.                    8.77%                434,830.016          $4,552,670.27        Record Only
Special Account For The
Exclusive Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Denver News Press                            8.13%                402,822.000          $4,217,546.34        Beneficial Only
c/o Compusys
10620 East Bethany Drive
Building # 7
Aurora, CO 80014-2602

WESTCORE COLORADO TAX EXEMPT FUND

Name and Address of Shareholder              % of Fund Held      Share Balance         Asset Balance        Type of Ownership
-------------------------------              --------------      -------------         -------------        -----------------
Charles Schwab & Co. Inc.                    43.85%              1,984,684.928         $22,426,939.69       Record Only
Special Account For The Exclusive
Benefits Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Cherry Trust & Co                            7.03%               301,697.998           $3,433,323.22        Record Only
3033 E. 1st Avenue
Denver, CO 80206-5617

Kenneth V. Penland                           5.75%               260,104.233           $2,939,177.83        Beneficial Only
1510 E. 10th Ave. PH
Denver, CO  80218-3139                       0.80%               36,716.811            $414,899.96          Record & Beneficial

Janet E. Penland                             5.75%               260,104.233           $2,939,177.83        Record & Beneficial
1510 E. 10th Ave. PH
Denver, CO 80218-3139

WESTCORE MID-CAP OPPORTUNITY FUND

Name and Address of Shareholder              % of Fund Held      Share Balance         Asset Balance        Type of Ownership
-------------------------------              --------------      -------------         -------------        -----------------
Charles Schwab & Co. Inc.                    66.65%              670,993.628           $8,910,795.38        Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

Denver Investment Advisors LLC               11.33%              114,102.927           $1,515,286.87        Record & Beneficial
c/o Lou Kahanek
1225 17th St. FL 26
Denver, CO 80202-5534

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------             --------------       -------------         -------------        -----------------
Kenneth V. Penland                           4.67%               47,007.443            $624,258.84          Record & Beneficial
1510 E. 10th Ave PH                          0.34%                3,451.981            $ 45,842.31          Beneficial Only
Denver, CO 80218-3139

WESTCORE INTERNATIONAL FRONTIER FUND

Name and Address of Shareholder             % of Fund Held      Share Balance        Asset Balance           Type of Ownership
-------------------------------             --------------      -------------        -------------           -----------------
Charles Schwab & Co. Inc.                   22.49%              332,447.532          2,789,234.79            Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO 80222

National Investor Services Corp.            14.92%              220,634.246          1,851,121.32            Record Only
For Exclusive Benefit of Customers
55 Water Street, 32nd Floor
New York, NY  10091-3299

Cherry Trust & Co.                          10.60%              156,649.542          1,314,289.66            Record Only
3033 E. 1st Ave.
Denver, CO 80206-5617

Wells Fargo Bank NA                         7.23%               106,909.660          $896,972.05             Record Only
P.O. Box 1533
Minneapolis, MN  55480-1533

Denver Investment Advisors LLC              7.23%               106,909.660          $896,972.05             Beneficial Only
Retirement Plan
1225 17th Street, 26th Floor
Denver, CO  80202

State Street Bank & Trust Co.               5.95%               87,907.849           $737,546.85             Record & Beneficial
FBO
Donald W. Adams
150 E. Long Lake Road
Bloomfield Hills, MI  48304-2359

WESTCORE SELECT FUND

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------             --------------       -------------         -------------        -----------------
Cherry Trust & Co.                          29.11%               208,150.816           $2,183,502.06        Record Only
3033 E 1st Ave.
Denver, CO  80206-5617

Charles Schwab & Co. Inc.                   17.04%               121,860.125           $1,278,312.71        Record Only
Special Account For The Exclusive
Benefit Of Customers
ATTN: Mutual Funds
4500 Cherry Creek Dr. S.
Denver, CO  80222

Name and Address of Shareholder             % of Fund Held       Share Balance         Asset Balance        Type of Ownership
-------------------------------             --------------       -------------         -------------        -----------------
Wells Fargo Bank MN NA FBO                  13.32%               95,271.883            $999,402.01          Record Only
Westcore Select Fund
ATTN: Mutual Funds
P.O. Box 1533
Minneapolis, MN 55480-1533

Denver Investment Advisors LLC              13.32%               95,271.883            $999,402.01          Beneficial Only
Retirement Plan
1225 17th Street, 26th Fl.
Denver, CO  80202

Colorado State Bank & Trust                 8.08%                57,779.922            $606,111.38          Record Only
1600 Broadway
Denver, CO  80202-4927

Harley G. Higbie, Jr.                       5.84%                41.792.000            $438,398.08          Beneficial Only
c/o Denver Investment Advisors LLC
1225 17th St., 26th Fl.
Denver, CO  80202

Benson Children                             5.36%                38,312.000            $401,892.88          Beneficial Only
c/o Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO  80202

- All above-listed shares of the Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Blue Chip Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Colorado Tax-Exempt Bond Fund, Westcore Mid-Cap Opportunity Fund, Westcore International Frontier Fund, and Westcore Select Fund, were owned of record by the owners named above, except to the Trust's knowledge where also owned beneficially as indicated above.

      Insofar as the management of the Fund is aware, as of August 29, 2003, no person owned, beneficially or of record, more than 25% of the outstanding shares of a Fund, except for (1) Charles Schwab & Co., Inc., in Westcore MIDCO Growth Fund, Westcore Growth Fund, Westcore Flexible Income Fund, Westcore Colorado Tax-Exempt Fund and Westcore Mid-Cap Opportunity Fund; (2) Colorado Business Bank in Westcore Blue Chip Fund and Westcore Plus Bond Fund; and (3) Cherry Trust & Co. in Westcore Select Fund. Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

      CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     Positive means that a rating may be raised.
      o     Negative means that a rating may be lowered.
      o     Stable means that a rating is not likely to change.
      o     Developing means a rating may be raised or lowered.
      o     N.M. means not meaningful.


Moody's

      Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

      Withdrawn:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

      "MIG-1"/"VMIG-1"  - This  designation  denotes  superior  credit  quality.
Excellent  protection is afforded by  established  cash flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

      Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

      Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

      As stated in the Prospectuses, all Westcore Funds, other than the Westcore Colorado Tax-Exempt Fund may enter into futures contracts and options on futures contracts for hedging purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

      Futures contracts entered into by a Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's or SEC's regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I.    Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

      A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.   Security Futures Contracts and Stock Index Futures Contracts.

      Security Futures Contracts. A Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, a Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, a Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, a Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

      Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies.

      To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, a Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund's portfolio securities. On other occasions, a Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV.   Margin Payments.

      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.    Risks of Transactions in Futures Contracts.

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only if there is a secondary market for such futures. Although the Funds intend to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.   Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                                     DENVER
                                   INVESTMENT
                                  ADVISORS LLC

                                [GRAPHIC OMITTED]

                                  Proxy Policy

                               SEVENTEENTH STREET
                                      PLAZA
                                 1225 17th STREET
                                   26th FLOOR
                                DENVER, CO 80202

                                 (303) 312-5000

                                     Page 1
--------------------------------------------------------------------------------

Denver Investment Advisors LLC, unless otherwise directed by our clients, will research, vote and record all proxy ballots for the security positions we maintain on our clients' behalf. To execute this responsibility to the highest standard, Denver Investment Advisors LLC relies heavily on its subscription to the ISS Proxy Voting system ("VoteX"). ISS (or Institutional Shareholder Services) provides proxy research and recommendations, as well as automated voting and record keeping, and is the world's leader in these services.

We have fully  reviewed and approved the ISS Proxy Voting  Guidelines and follow
their   recommendations   on  most  issues   brought  to  a  shareholder   vote.
Subcategories within the guidelines include:

1)    Operational Items
2)    Board of Directors
3)    Proxy Contests
4)    Anti-takeover Defenses and Voting Related Issues
5)    Mergers and Corporate Restructurings
6)    State of Incorporation
7)    Capital Structure
8)    Executive and Director Compensation
9)    Social and Environmental Issues
10)   Mutual Fund Proxies
11)   Global Proxy Voting Matters

In the rare instance where our research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote. The final authorization to override an ISS recommendation must be approved by an Executive Manager of Denver Investment Advisors LLC or a member of its Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in "VoteX" for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager. Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

Adopted: April 2003
Last Amended: September 2003

                           ISS Proxy Voting Guidelines

                                     Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o     Majority of independent directors on board
o     All-independent key committees
o     Committee chairpersons nominated by the independent directors
o     CEO performance reviewed annually by a committee of outside directors
o     Established governance guidelines
o     Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record
o     Background to the proxy contest
o     Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting  to  reimburse  proxy  solicitation   expenses  should  be  analyzed  ona
CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price
o     Fairness opinion
o     Financial and strategic benefits
o     How the deal was negotiated
o     Conflicts of interest
o     Other alternatives for the business
o     Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital
o     Potential elimination of diseconomies
o     Anticipated financial and operating benefits
o     Anticipated use of funds
o     Value received for the asset
o     Fairness opinion
o     How the deal was negotiated
o     Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position
o     Terms of the offer
o     Financial issues
o     Management's efforts to pursue other alternatives
o     Control issues
o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change
o     Any financial or tax benefits
o     Regulatory benefits
o     Increases in capital structure
o     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o     Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits
o     Offer price
o     Fairness opinion
o     How the deal was negotiated
o     Changes in corporate governance
o     Change in the capital structure
o     Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages
o     Planned use of the sale proceeds
o     Valuation of spinoff
o     Fairness opinion

o     Benefits to the parent company
o     Conflicts of interest
o     Managerial incentives
o     Corporate governance changes
o     Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes  on   proposals   to   implement  a  reverse   stock  split  that  do  not
proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o     Cash compensation, and
o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes FOR plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange
o     Option vesting
o     Term of the option
o     Exercise price
o     Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and
o     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or
o     Offering period is greater than 27 months, or
o     VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Vote   CASE-BY-CASE   on   shareholder   proposals   advocating   the   use   of
performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

o     Whether the proposal mandates that all awards be performance-based
o     Whether  the  proposal   extends  beyond  executive  awards  to  those  of
      lower-ranking employees
o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm
o     The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o     Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o     The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o     The costs and feasibility of labeling and/or phasing out
o The nature of the company's business and the proportion of it affected by the proposal
o The proportion of company sales in markets requiring labeling or GMO-free products
o     The extent that peer companies label or have eliminated GMOs
o Competitive benefits, such as expected increases in consumer demand for the company's products
o The risks of misleading consumers without federally mandated, standardized labeling
o     Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o     The extent that peer companies have eliminated GMOs
o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o     Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o     The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o     Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o     Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o     The percentage of the company's business affected
o     The feasibility of a spinoff
o     Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o     Whether there are publicly available environmental impact reports;
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
o     The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o     Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o     The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected
o     The extent that peer companies are recycling
o     The timetable prescribed by the proposal
o     The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o     The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o     The timetable and specific action prescribed by the proposal
o     The costs of implementation
o     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o     Independence of the compensation committee
o     Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

o     There  are  serious   controversies   surrounding   the  company's   China
      operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country
o     The company's workplace code of conduct
o     Proprietary and confidential information involved
o     Company compliance with U.S. regulations on investing in the country
o     Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o     Agreements with foreign suppliers to meet certain workplace standards
o     Whether company and vendor facilities are monitored and how
o     Company participation in fair labor organizations
o     Type of business
o     Proportion of business conducted overseas
o     Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o     Peer company standards and practices
o     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o     The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989

o     Company   antidiscrimination   policies  that  already  exceed  the  legal
      requirements

o     The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o     The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o     The level of the company's investment in Northern Ireland
o     The number of company employees in Northern Ireland
o     The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components
o     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o     What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o     The percentage of revenue derived from cluster bomb manufacture
o     Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization

Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

o     The information is already publicly available or
o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity
o     Comparison with peer companies
o     Established process for improving board diversity
o     Existence of independent nominating committee
o     Use of outside search firm
o     History of EEO violations.

Equal Employment Opportunity (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws

o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o     The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

o     Board structure
o     Director independence and qualifications
o     Attendance at board and committee meetings.

Votes should be withheld from directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o Ignore a shareholder proposal that is approved by a majority of shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o     Are interested directors and sit on the audit or nominating committee, or
o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

o     Past performance as a closed-end fund
o     Market in which the fund invests
o     Measures taken by the board to address the discount
o     Past shareholder activism, board activity
o     Votes on related proposals.

Proxy Contests

Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:

o     Past performance relative to its peers
o     Market in which fund invests
o     Measures taken by the board to address the issues
o     Past shareholder activism, board activity, and votes on related proposals
o     Strategy of the incumbents versus the dissidents
o     Independence of directors
o     Experience and skills of director candidates
o     Governance profile of the company
o     Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules
o     Fund category/investment objective
o     Performance benchmarks
o     Share price performance compared to peers
o     Resulting fees relative to peers
o     Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Stated specific financing purpose
o     Possible dilution for common shares
o     Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Potential competitiveness
o     Regulatory developments
o     Current and potential returns
o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

o     The fund's target investments
o     The reasons given by the fund for the change
o     The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Political/economic changes in the target market
o     Consolidation in the target market

o     Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Potential competitiveness
o     Current and potential returns
o     Risk of concentration
o     Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

o     Strategies employed to salvage the company
o     The fund's past performance
o     Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal
o     The efficiencies that could result
o     The state of incorporation
o     Regulatory standards and implications.


Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

o     Regulations of both states
o     Required fundamental policies of both states
o     Increased flexibility available.

Authorize  the  Board  to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

o     Fees charged to comparably sized funds with similar objectives
o     The proposed distributor's reputation and past performance
o     The competitiveness of the fund in the industry
o     Terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

o     Resulting fee structure
o     Performance of both funds
o     Continuity of management personnel
o     Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

o     Performance of the fund's NAV
o     The fund's history of shareholder relations
o     The performance of other funds under the advisor's management.

Global Proxy Voting Manual
Policies
================================================================================

Financial Results/Director and Auditor Reports

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR approval of financial statements and director and auditor reports, unless:
      o there are concerns about the accounts presented or audit procedures used; or
      o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
--------------------------------------------------------------------------------


Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

================================================================================


ISS General Recommendation & Policy

--------------------------------------------------------------------------------
Vote FOR the appointment or reelection of statutory auditors, unless:
      o there are serious concerns about the statutory reports presented or the audit procedures used;
      o questions exist concerning any of the statutory auditors being appointed; or
      o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
--------------------------------------------------------------------------------

Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

Allocation of Income

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR approval of the allocation of income, unless:
      o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
      o     the payout is excessive given the company's financial position.
--------------------------------------------------------------------------------

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
--------------------------------------------------------------------------------

Discussion

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote amendments to the articles of association on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
--------------------------------------------------------------------------------

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
--------------------------------------------------------------------------------

Discussion

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote AGAINST other business when it appears as a voting item.
--------------------------------------------------------------------------------

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR management nominees in the election of directors, unless:

      o there are clear concerns about the past performance of the company or the board; or
      o     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
--------------------------------------------------------------------------------

Discussion

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
--------------------------------------------------------------------------------

Discussion

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a `dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits. Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR discharge of the board and management, unless:

      o there are serious questions about actions of the board or management for the year in question; or
      o     legal action is being taken against the board by other shareholders.
--------------------------------------------------------------------------------

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to
shareholders'   interests,  may  also  constitute  grounds  for  voting  against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.
--------------------------------------------------------------------------------

Discussion

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise. When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
--------------------------------------------------------------------------------

Discussion

Resolutions  relating  to board  structures  range  from  fixing  the  number of
directors  or   establishing  a  minimum  or  maximum  number  of  directors  to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Two-Tiered Boards

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

================================================================================

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
--------------------------------------------------------------------------------

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
      o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.
--------------------------------------------------------------------------------

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
--------------------------------------------------------------------------------

Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations. ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

Blank Check Preferred Stock

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
--------------------------------------------------------------------------------

Discussion

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote FOR share repurchase plans, unless:

      o     clear evidence of past abuse of the authority is available; or
      o     the plan contains no safeguards against selective buybacks.
--------------------------------------------------------------------------------

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
--------------------------------------------------------------------------------

Discussion

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus
Issues/Increase In Par Value

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
--------------------------------------------------------------------------------

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR mergers and acquisitions, unless:

      o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
      o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.
--------------------------------------------------------------------------------

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent `creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote reincorporation proposals on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
--------------------------------------------------------------------------------

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote related-party transactions on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------
Vote compensation plans on a CASE-BY-CASE basis.
--------------------------------------------------------------------------------

Discussion

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S.

markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value. Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include `flow-rate' restrictions that further limit the plan's dilution, such as a cap of `three percent in three years,' '2.5 percent in five years,' or `one percent in one year.'

Exercise Price

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

Plan Administration

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility and Participation

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

Plans for International Employees

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Incentive Plans

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance. Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

Eligibility

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

Offering Period and Offering Price

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one `matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

Limits on the Number or Value of Shares Purchaseable (Participation Limits)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
--------------------------------------------------------------------------------

Discussion

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies. Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

      o     redeem or trigger the pill;
      o amend the pill if shareholder approval is obtained prior to the separation date;
      o     amend the exercise price of the rights;
      o     alter the separation date;
      o     decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
      o     waive the  pill's  triggering  with  respect  to one  bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

Supermajority Vote Requirements

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

================================================================================

--------------------------------------------------------------------------------
ISS General Recommendation & Policy
--------------------------------------------------------------------------------

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
--------------------------------------------------------------------------------

Discussion

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

Social and Environmental Proposals

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                           PART C - OTHER INFORMATION

Item 23.          Exhibits

(a)         (1)  Amended and  Restated  Declaration  of Trust of the  Registrant
                 dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45.

            (2) Amendment to Amended and Restated Declaration of Trust of the Registrant dated July 16, 1990 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45.

(b)         Registrant's   Amended  and   Restated   Code  of   Regulations   is
            incorporated   by  reference  to  Exhibit  2(a)  to   Post-Effective
            Amendment No. 45.

(c) See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45; Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45; and
            Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45.

(d)         (1)  Amended and Restated Advisory  Agreement dated November 1, 2000 between Registrant and Denver Investment Advisers LLC relating to Registrant's Cash Reserve Fund, MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond
                 Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53.

            (2)  Form of Agreement  dated January 15, 2003,  between  Registrant
                 and   Denver   Investment   Advisors   LLC   relating   to  the
                 Sarbanes-Oxley Act of 2002 is filed electronically herewith.

(e)         (1)  (i)  Amended and Restated Distribution Agreement dated November
                      1, 2000 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond
                      Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 53.

                 (ii) Addendum  dated  March 30,  2001 to Amended  and  Restated
                      Distribution Agreement of November 1, 2000 between ALPS Mutual Funds Services, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (e)(a) to Post-Effective Amendment No. 53.

            (2) Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 45.

            (3) Form of Bank Agreement is incorporated herein by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 45.

            (4) Form of Anti-Money Laundering Delegation Amendment dated July 24, 2002, between Registrant and ALPS Distributors, Inc., to Amended and Restated Distribution Agreement dated November 1, 2000, between Registrant and ALPS Distributors, Inc. is filed electronically herewith.

(f) Westcore Trust Deferred Compensation Plan (as Amended and Restated Effective June 22, 1998) is incorporated herein by reference to Post-Effective Amendment No. 54.

(g)         (1)  Custody  Agreement  between Westcore Trust and Bank of New York
                 ("BONY") is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51

            (2)  Amendment   No.  1  to  Custody   Agreement   relating  to  the
                 International Frontier Fund is incorporated herein by reference to Exhibit No. (g)(2) to Post-Effective Amendment No. 51.

            (3) Form of Amendment No. 3 to the Custody Agreement relating to the International Small-Cap Value Fund is incorporated herein by reference to Exhibit No. (g)(4) to Post-Effective Amendment No. 51.

            (4) Form of Amendment No. 4 to the Custody Agreement relating to the Micro-Cap Fund is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 51.

            (5) Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Westcore Trust is incorporated herein by reference to Post-Effective Amendment No. 54 .

            (6) Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Westcore Trust is incorporated herein by reference to Post-Effective Amendment No. 54 .

            (7) Form of Westcore Domestic Custody Services fee schedule is filed electronically herewith.

            (8) Form of Westcore Global Custody Services fee schedule is filed electronically herewith.

(h)         (1) (i) Amended and Restated Administration Agreement dated November
                    1, 2000 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund, International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit
                    (h)(1)(i) to Post-Effective Amendment No. 53.

               (ii) Form of Amendment  dated January 15, 2003 to the Amended and
                    Restated Administration Agreement dated November 1, 2000 between Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is filed electronically herewith.

              (iii) Form of  Amendment  dated May 23,  2003 to the  Amended  and
                    Restated Administration Agreement dated November 1, 2000 between Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is filed electronically herewith.

            (2) (i) Form of Transfer Agency and Service Agreement dated December
                    17, 2002 between Registrant and State Street Bank and Trust Company is filed electronically herewith.

               (ii) Form  of Side  Letter  Agreement  dated  November  25,  2002 between Registrant and Denver Investment Advisors LLC with respect to certain fees under the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust is filed electronically herewith.

              (iii) Form of Delegation Amendment dated December 17, 2002 between
                    Registrant and State Street Bank and Trust Company to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated December 17, 2002 is filed electronically herewith.

            (3) (i) Bookkeeping  and Pricing  Agreement  dated  November 1, 2000 between Registrant and ALPS Mutual Funds Services, Inc. relating to Registrant's MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Mid-Cap Opportunity Fund, Small-Cap Growth Fund, Select Fund,
                    International Frontier Fund, International Select Fund, Flexible Income Fund (formerly the Intermediate-Term Bond
                    Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Post-Effective Amendment No. 54.

               (ii) Form of  Amendment  No.  1  dated  January  15,  2003 to the
                    Bookkeeping and Pricing Agreement dated November 1, 2000 between Registrant and ALPS Mutual Funds Services, Inc is filed electronically herewith.

              (iii) Form of Delegation  Agreement dated January 21, 2003 between
                    ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC to the Bookkeeping and Pricing Agreement dated November 1, 2000 between Registrant and ALPS Mutual Funds Services, Inc is filed electronically herewith.

            (4) Indemnification Agreement dated July 17, 1995 between Registrant and First Interstate Bancorp is incorporated herein by reference to Exhibit 9(d) to Post-Effective Amendment No. 45.

            (5) (i) Operating  Agreement dated November 27, 1995 between Charles
                    Schwab & Co., Inc. and Westcore Trust relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to
                    Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (a) Form of  Amendment  dated  April  1,  2003 to  Operating
                        Agreement dated November 27, 1995 between Charles Schwab & Co. and Registrant is filed electronically herewith.

                    (b) Form of Side  Letter to  Agreement  dated  April 1, 2003 between Registrant and Denver Investment Advisors LLC with respect to the Operating Agreement and Services Agreement dated as of April 1, 2003 between Charles
                        Schwab & Co., Inc., and Westcore Trust is filed electronically herewith.

                    (c) Form of Operating  Procedures Amendment to the Operating
                        Agreement dated June 16, 2003 between Registrant and Charles Schwab & Co. dated April 1, 2003 is filed electronically herewith.

               (ii) Retail  Services   Agreement  dated  March  26,  1996  among
                    Westcore Trust, Denver Investment Advisors LLC and Charles Schwab & Co., Inc. relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund
                    (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to
                    Exhibit 9(e) to Post-Effective Amendment No. 45.

                    (a) Amendment  dated November 1, 2000 to Services  Agreement of March 26, 1996 among Charles Schwab & Co. Inc., Denver Investment Advisers LLC and Westcore is incorporated herein by reference to Exhibit
                        (h)(5)(iii)(b) to Post-Effective Amendment No. 53.

                    (b) Retirement Plan Shares Amendment dated September 1, 2000 to Services Agreement of March 26, 1996 among Charles Schwab & Co., Inc., Denver Investment Advisors, LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(5)(iii)(c) to Post-Effective Amendment No. 53.

                    (c) Form of  Amendment  dated  April  1,  2003  to  Services
                        Agreement dated March 26, 1996, among Charles Schwab & Co., Inc., Denver Investment Advisors LLC and Registrant is filed electronically herewith.

              (iii) Confidentiality  Agreement  dated  March  26,  1996  between
                    Charles Schwab & Co., Inc. and Denver Investment Advisors LLC relating to the Cash Reserve Fund, Colorado Tax-Exempt Fund, Growth and Income Fund (formerly the Equity Income
                    Fund), Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund (formerly the Modern Value Equity Fund) and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 45.

               (iv) Transaction  Charges  Amendment to Services  Agreement dated
                    July 1, 1997 is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 46.

            (6) Agency Trading Agreement, dated as of July 15, 2002, among Bidwell & Company, Westcore Trust, and Denver Investment Advisors LLC is incorporated herein by reference to Post-Effective Amendment No. 54 .

            (7) (i) Shareholder  Service  Agreement  dated July 1, 1996  between
                    Wells Fargo Bank, N.A. and Westcore Trust is incorporated herein by reference to Exhibit 9(g) to Post-Effective Amendment No. 46.

               (ii) Addition  of  Parties  dated  August 2, 1999 to  Shareholder
                    Services Agreement among Wells Fargo Bank, N.A., Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisers LLC is incorporated herein by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 50.

              (iii) Letter  Agreement  dated  September  1, 2000 to  Shareholder
                    Service Agreement of July 1, 1996 among Wells Fargo Bank, N.A., ALPS Mutual Fund Services, Inc, Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 53.

            (8) Agency Trading Agreement dated May 19, 1997 among Bank of Oklahoma, N.A., its affiliate Alliance Trust Company, N.A. and Westcore Trust is incorporated herein by reference to Exhibit 9(h) to Post-Effective Amendment No. 46.

            (9) (i) Shareholder  Service Agreement dated November 22, 1996 among
                    First Trust Corporation, Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to
                    Exhibit 9(i) to Post-Effective Amendment No. 46.

               (ii) Side  Letter  to  Shareholder   Services   Agreement   dated
                    September 25, 1998 among Westcore Trust, DIA, and Firstrust is incorporated herein by reference to Exhibit h(10) to Post-Effective Amendment No. 49.

              (iii) Amendment dated as of August 15, 2001 to Shareholder Service
                    Agreement of November 19, 1996 among First Trust Corporation, Denver Investment Advisors LCC and Westcore Trust is incorporated herein by reference to Exhibit
                    (h)(9)(iii) to Post-Effective Amendment No. 53.

                    (a) Letter  Agreement  dated  September  1,  2000  regarding
                        Amendment to Shareholder Service Agreement of November 10, 1996 among First Trust Corporation, Denver Investment Advisors LLC and Registrant is incorporated herein by reference to Exhibit (h)(9)(iii)(a) to Post-Effective Amendment No. 53.

            (10) Agency  Trading  Agreement  dated July 15, 1997 among  Westcore
                 Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Financial Administrative Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond
                 Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 47.

            (11) Agency Trading  Agreement  dated January 2, 1998 among Westcore
                 Trust, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Wachovia Operational Services Corporation relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment No. 47.

            (12)(i) Securities  Lending Agency Client  Agreement dated March 27,
                    1998 between Westcore Trust and PaineWebber Incorporated relating to the Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 47.

               (ii) Amendment  dated April 1, 1999 to Securities  Lending Agency
                    Client Agreement dated March 27, 1998 between Westcore Trust and PaineWebber Incorporated is incorporated herein by reference to Exhibit (h)(12)(ii) to Post Effective Amendment No. 50.

              (iii) Amended  Exhibit  1 dated  January  11,  2002 to  Securities
                    Lending Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated is incorporated herein by reference to Post-Effective Amendment No. 54 .

               (iv) Amended  Exhibit 5 dated May 17, 2002 to Securities  Lending
                    Agency Client Agreement dated as of March 27, 1998 between Westcore Trust and PaineWebber Incorporated is incorporated herein by reference to Post-Effective Amendment No. 54.

                (v) Form of Amendment  dated January 15, 2003 to the  Securities
                    Lending Agency Client Agreement dated March 27, 1998 between Registrant, Paine Webber Incorporated and each of Registrants Funds listed in Exhibit 1 of the Amendment to Securities Lending Agency Client Agreement is filed electronically herewith.

               (vi) Form of Assignment  Consent  Letter dated May 9, 2003 to the
                    Securities Lending Agency Client Agreement dated as of March 27, 1998 among Paine Webber Incorporated and Registrant is filed electronically herewith.

            (13) Service Agreement dated November 10, 1997 among Westcore Trust,
                 ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and PaineWebber Incorporated relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(m) to Post-Effective Amendment No. 47.

            (14)(i) Omnibus Account  Services  Agreement dated February 26, 1998 among Westcore  Trust,  Denver  Investment  Advisors LLC and

                    National Investors Services Corp. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to Exhibit 9(n) to Post-Effective Amendment No. 47.

               (ii) Side  Letter to Omnibus  Account  Services  Agreement  dated
                    February 26, 1998 among Westcore Trust, National Investor Services Corp. and DIA is incorporated herein by reference to Exhibit h(16) to Post-Effective Amendment No. 49.

            (15) Side Letter appointing Smith Barney Inc. as Agent dated October
                 6, 1997 between Westcore Trust and Smith Barney Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is
                 incorporated herein by reference to Exhibit 9(o) to Post-Effective Amendment No. 47.

            (16) Telephone  and Service  Agreement  dated August 3, 1998 between
                 Westcore Trust and ALPS Mutual Funds Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is
                 incorporated herein by reference to Exhibit 9(p) to Post-Effective Amendment No. 48.

            (17) Agency Trading  Agreement dated August 3, 1998 between Westcore
                 Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and American Century Retirement Plan Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is
                 incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 48.

            (18)(i) Agency  Trading  Agreement  dated  August 21,  1998  between
                    Westcore Trust, Janney Montgomery Scott, Inc., ALPS Mutual Funds Services, Inc. and Boston Financial Data Services, Inc. relating to the Colorado Tax-Exempt Fund, Growth and Income Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund, MIDCO Growth Fund, Blue Chip Fund and Small-Cap Opportunity Fund is incorporated herein by reference to
                    Exhibit 9(r) to Post-Effective Amendment No. 48.

               (ii) Side Letter to Agency  Trading  Agreement  dated  August 21,
                    1998 between Westcore Trust and Janney Montgomery Scott, Inc. ("JMS") and dated September 25, 1998 among Westcore
                    Trust, JMS, BFDS and ALPS, is incorporated herein by reference to Exhibit h(21) to post-Effective Amendment No. 49.

            (19) Agency  Trading   Agreement   dated  September  1,  1998  among
                 Westcore, DIA, and Fidelity Investment Institutional Operations Company, Inc. is incorporated herein by reference to Exhibit h(22) to Post-Effective Amendment No. 49.

            (20) No  Transaction  Fee Mutual  Fund  Offering/Retail  Shareholder
                 Services Agreement dated October 1, 1998 among Westcore Trust, ALPS and E-Trade is incorporated herein by reference to Exhibit h(23) to Post-Effective Amendment No. 49.

            (21) Agency Trading Agreement dated September 3, 1999 among Westcore
                 Trust, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Mid-Atlantic Capital Corporation is incorporated herein by reference to Exhibit No. (h)(21) to Post-Effective Amendment No. 51.

                (i) Letter Agreement dated February 20, 2001 regarding Amendment to the Standard Agency Trading Agreement of September 3, 1999 among Mid-Atlantic Capital Corporation, Denver Investment Advisors LLC, ALPS Mutual Funds Services, Inc., Boston Financial Data Services, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (h)(21)(i) to Post-Effective Amendment No. 53.

            (22) Fee  Waiver  Letter  Agreement  dated  October  1,  2003  among
                 Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is filed electronically herewith.

            (23) Side Letter to Shareholder  Services  Agreement  dated November
                 19th, 1999 between Sun Gard Investment Products, Inc. and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is
                 incorporated herein by reference to Exhibit (h)(23) to Post-Effective Amendment No. 52.

            (24) Side  Letter  to  Omnibus  Account  Services   Agreement  dated
                 February 26, 1998 between National Investor Services Corporation, Denver Investment Advisors LLC and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit
                 (h)(24) to Post-Effective Amendment No. 52.

            (25) Side Letter to Standard  Agency Trading  Agreement dated August
                 21, 1998 between Janney Montgomery Scott, Inc., Westcore Trust and its Fund affiliates relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 52.

            (26) Side  Letter  to  Services  Agreement  dated  November  1, 1996 between Fidelity Brokerage Services, Inc., National Financial Services Corporation and Denver Investment Advisors LLC relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit
                 (h)(26) to Post-Effective Amendment No. 52.

            (27) Side Letter to Shareholder  Services  Agreement  dated November
                 19, 1996 between First Trust Corporation, Denver Investment Advisors LLC, and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is
                 incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 52.

            (28) Side  Letter to Retail  Shareholder  Services  Agreement  dated
                 October 1, 1998 between E*Trade Group, Inc., ALPS Mutual Fund Services, Inc., Denver Investment Advisors LLC and Westcore Trust relating to the Select, Small-Cap Growth and International Frontier Funds is incorporated herein by reference to Exhibit (h)(28) to Post-Effective Amendment No. 52.

            (29) Letter to Transfer  Agent dated August 23,  2000,  to authorize acceptance of shareholder instructions from broker/dealers and third-party administrators is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 53.

            (30) Assumption  Agreement  dated  April 2, 2001 among  ALPS  Mutual
                 Funds Services, Inc., ALPS Distributor, Inc., Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 53.

            (31) NTF Program Service  Agreement dated July 24, 2001 between U.S.
                 Clearing, and Westcore Trust is incorporated herein by reference to Exhibit (h)(31) to Post-Effective Amendment No. 53.

            (32)(i) Services  Agreement dated February 22, 2001 between Investor
                    Force Securities, Inc. and Westcore Trust is incorporated herein by reference to Exhibit (h)(32) to Post-Effective Amendment No. 53.

               (ii) Form of  Amendment  dated  April  4,  2003  to the  Services
                    Agreement dated February 21, 2003 between Investor Force Securities, Inc. and Registrant is filed electronically herewith.

            (33) Joint Insured Errors and Omissions  Liability  Agreement  dated
                 November 1, 2000 between Blue Chip Value Fund, Inc. and Westcore Trust is incorporated herein by reference to Exhibit
                 (h)(33) to Post-Effective Amendment No. 53.

            (34) Administrative  Services  Agreement dated September 20, 2001 by and between BenefitsCorp Equities, Inc., Westcore Trust and Denver Investment Advisors LLC is incorporated herein by reference to Post-Effective Amendment No. 54 .

            (35) Trading and NSCC Fund/SERV Networking Agreement dated September
                 20, 2001 by and between BenefitsCorp Equities, Inc. and Westcore Trust is incorporated herein by reference to Post-Effective Amendment No. 54 .

            (36) Portfolio Services Agreement between Westcore Trust and Capital
                 Access International is incorporated herein by reference to Post-Effective Amendment No. 54.

                (i) Side Letter, dated April 15, 2002, to Portfolio Services Agreement with Capital Access International, among ALPS Mutual Funds Services, Inc., Denver Investment Advisors LLC and Westcore Trust is incorporated herein by reference to Post-Effective Amendment No. 54.

               (ii) Form of Consent to Assignment dated May 25, 2003 between Registrant and Lipper Inc. assigning the Portfolio Services Agreement between Registrant and Capital Access International to Lipper Inc. is filed electronically herewith.

            (37) Form of  Agency  Trading  Agreement  among  Registrant,  Denver
                 Investment Advisors LLC and First American Bank is filed electronically herewith.

            (38) Form of FundVest - No Transaction Fee Agreement dated March 13,
                 2003 between Registrant, Denver Investment Advisors LLC and Pershing LLC is filed electronically herewith.

            (39) Form of Side Letter  Agreement  dated  March 13,  2003  between
                 Registrant, Denver Investment Advisors LLC, and ALPS Distributors, Inc. with respect to FundVest No Transaction Fee Agreement dated March 13, 2003 between Registrant, Denver Investment Advisors LLC and Pershing LLC is filed electronically herewith.

            (40) Sub-Administration  Servicing  Agreement  dated  May  21,  2001 between Matrix Settlement & Clearing Services, LLC and Fund Affiliate is incorporated herein by reference to Exhibit
                 (h)(1)(ii) to Post-Effective Amendment No. 53.

(i)         Opinion of Davis Graham & Stubbs LLP.

(j)         (1)  Consent of Davis  Graham & Stubbs LLP  (incorporated  herein by reference to Exhibit (i) herein).

            (2)  Consent  of  Independent   Auditors  is  filed   electronically
                 herewith.

(k)         None.

(l) Conversion Agreement between Westcore Trust and Denver Investment Advisors LLC relating to the Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48.

(m)         None.

(n)         None.

(o)         None.

(p)         (1)  Amended Code of Ethics of Westcore Trust is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 52.

            (2) Amended Code of Ethics of Denver Investment Advisors LLC dated as of September 1, 2001 is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 53.

(q) Powers of Attorney dated as of September 30, 2003 are filed electronically herewith.

Item 24. Persons Controlled By or Under Common Control with Registrant.

            Registrant is controlled by its Board of Trustees. Certain of Registrant's trustees serve on the board of directors/trustees of certain other registered investment companies. (See "Management of the Fund - Directors and Officers" in Part B hereof.)

Item 25. Indemnification.

            The trustees are indemnified by First Interstate Bancorp ("FIB"), generally against damages arising out of (i) claims by any person that implementation of the Agreement and Plan of Reorganization between Pacifica Funds Trust ("Pacifica") and Westcore Trust (the "Plan") constitutes breach or violation of certain agreements with ALPS Mutual Funds Services, Inc.; and (ii) certain untrue or alleged untrue statements of material facts or omissions or alleged omissions of material facts in information furnished by or on behalf of FIB, intended for use in certain proxy materials or amendments or supplements to the Registrant's registration statement relating to the Plan.

            Under the Plan, Pacifica has agreed to assume certain liabilities of the Registrant, including certain obligations of the Registrant to indemnify the Registrant's Trustees acting in their capacity as such with respect to any claim alleging any breach of fiduciary duty with respect to transactions contemplated by the Plan or otherwise to the fullest extent permitted by law and the Registrant's Declaration of Trust as in effect on the date of such Plan.

            Indemnification of Registrant's trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by ALPS is provided for in Section 1.10 of the

Amended and Restated Distribution Agreement incorporated herein by reference as Exhibit (e)(1)(i).

            Indemnification of Registrant and its trustees, officers, members, shareholders, employees, agents and each person, if any, who controls them within the meaning of the Securities Act of 1933, as amended, against losses, claims, damages, liabilities or expenses to which any one of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arise out of or are based upon Bidwell & Company's ("Bidwell") negligence, bad faith, or willful misconduct in performing its obligations under its agreement with the Registrant ("Agreement"), any breach by Bidwell of any material provision of the Agreement or any breach by Bidwell of a representation, warranty or covenant made in the Agreement is provided for in
Section 12(a) of the Agency Trading Agreement filed herewith as Exhibit (h)(6).

            Indemnification of Registrant's trustees, officers, employees, agents and controlling persons against any and all losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct by Wells Fargo Bank N.A. ("Wells"), violation by Wells of applicable law, breach by Wells of material provisions of the Agreement, and breach by Wells of a representation, warranty or covenant in the Agreement is provided for in Section 15(a) of the Shareholder Service Agreement incorporated herein by reference as Exhibit (h)(7)(i).

            Indemnification of Registrant's trustees, officers, employees, agents and certain affiliates against any loss, cost, damage, expense and liability arising from any actual negligent act, omission, intentional misconduct, material breach of agreement, failure to timely and properly transmit orders and instructions and cancellation or correction of orders by Bank of Oklahoma ("BOK"), or discrepancies in balances maintained by BOK is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(8).

            Indemnification of the Fund/Agent and each of their directors, trustees, officers, members, shareholders, employees, and agents and each person, if any, who controls them within the meaning of the Securities Act against losses, claims, damages, liabilities or expenses to which any one or more of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arising out of or are based upon (i) Investor Force Securities, Inc.'s ("IFS")'s negligence, bad faith, or willful misconduct in performing its obligations hereunder, (ii) any material breach by IFS of any material provision of this Agreement, or (iii) any material breach by IFS of a representation, warranty or covenant made in this Agreement; (iv) the failure to timely and properly transmit orders and instructions to the Fund/Agent (or its affiliates), or (v) cancellation or subsequent correction of any orders and instructions transmitted to the Fund/Agent (or its affiliates), and IFS will reimburse the persons indemnified hereunder for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such loss, claim or action is provided in Section V of the Services Agreement incorporated herein by reference as Exhibit (h)(32)(i).

            Indemnification  of  Registrant's  officers,  directors,   partners,
trustees,   members,   shareholders,   employees   and   agents   by   Financial
Administrative  Services Corporation

("FASCorp") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any loss, cost, damage, expense, liability or claim, relating to any actual negligent act or omission, act of intentional misconduct, material breach of any representations, warranties and covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent correction of any orders and instructions or discrepancies between Participant and Plan balances maintained by FASCorp and the balances maintained by Registrant is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(10).

            Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents against any loss, cost, damage, expense, liability or claim by Wachovia Operational Services Corporation arising out of any actual negligent act, omission, act of intentional misconduct, material breach of any of the representations, warranties, covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent corrections of any orders and instructions transmitted, or discrepancies in balances maintained by Wachovia and account balances maintained by the Trust is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(11).

            Indemnification of Registrant's directors, trustees, officers, members, shareholders, employees, agents and each person, if any, who controls them within the meaning of the Securities Act against losses, claims, damages, liabilities or expenses to which any one of them may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arising out of or are based upon American Century Retirement Plan Services, Inc.'s ("Services") negligence, bad faith, or willful misconduct in performing its obligations under its agreement with the Trust, any breach by Services of any material provision of the Agreement or any breach by Services of a representation, warranty or covenant made in the Agreement is provided for in section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(17).

            Indemnification  of  Registrant's  officers,  directors,   partners,
trustees, members, shareholders, employees and agents ("Indemnitees") against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss, cost, damage, expense, liability or claim, suffered by all or any of such Indemnitees to the extent arising out of, or relating to, any actual negligent act or omission by Janney Montgomery Scott, Inc. ("JMS") under its agreement with the Trust; a material breach of any of the representations, warranties and covenants; failure to timely and properly transmit orders and instructions; cancellation or subsequent correction of any orders and instructions transmitted or discrepancies between Participant and Plan maintained by JMS and account balances maintained by the Trust due to errors caused by JMS, is provided for in Section 12 of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(18)(i).

            Indemnification of Registrant's officers, directors, partners, trustees, members, shareholders, employees and agents against any loss, cost, damage, expense, liability or claim by First American Bank arising out of any actual negligent act, omission, act of intentional misconduct, material breach of any of the representations, warranties, covenants, failure to timely and properly transmit orders and instructions, cancellation or subsequent corrections of any orders and instructions transmitted, or discrepancies in balances maintained by First American Bank and account balances maintained by the Trust is provided for in Section 12(a) of the Agency Trading Agreement incorporated herein by reference as Exhibit (h)(37).

            Indemnification of Registrant's officers, directors, partners, trustees, member, employees, agents and affiliates ("Indemnitees") against any and all claims, demands, liabilities and expenses including, without limitations, reasonable legal fees arising out of, or relating to,

            (i) any untrue statement or omission, or alleged untrue statement or omission, of material fact that E-Trade or its employees make concerning the Fund that is inconsistent with the Fund's current prospectus, statement of additional information, periodic reports to shareholders or any other material the Fund Parties have provided in writing to E-Trade, (ii) any breach by E-Trade of any representation, warranty or provision contained herein, or (iii) any willful misconduct or negligence by E-Trade in the performance of, or failure to perform, its obligations under this Agreement, except to the extent that such claims, liabilities or expenses are caused by Fund Parties' breach of this Agreement or willful misconduct or negligence in the performance, or failure to perform, their respective obligations under this Agreement, is provided for in
Section 4 of the No Transaction Fee Mutual Fund Offering/Retail Shareholder Services Agreement, incorporated herein by reference as Exhibit (h)(20).

            Indemnification of each Program Fund and Program Fund Affiliate, any person directly or indirectly controlling, controlled by, or under common control with, such Program Fund Affiliate, any officer, trustee, partner, corporation, or employee of such Program Fund, shall indemnify and hold harmless U.S. Clearing ("U.S.C.") and each director, officer, employee and agent of USC from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of
(i) any misstatement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in any prospectus, registration statement, annual or other periodic report or proxy statement of the Program
Fund or in any advertising or promotional material published or provided to U.S.C. by or on behalf of Program Fund or Program Fund Affiliate or accurately derived from information published or provided by or on behalf of Program Fund or Program Fund Affiliate (ii) any violation of any law, rule or regulation relating to the registration or qualification of shares of Program Fund, (iii) any breach by it of any representation, warranty or Agreement contained in this Agreement, or (iv) any willful misconduct or gross negligence by it in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses are caused by U.S.C.'s breach of this Agreement or its willful misconduct or negligence in the performance, or failure to perform, its obligations under this Agreement.

            U.S.C. will indemnify and hold harmless each of Program Fund, Program Fund Affiliate and each of their trustees, officers, members, employees and agents of Program Fund and Program Fund Affiliate and each, officer, employee, member and agent and each person who is or may be deemed to be controlling, controlled by or under common control with Program Fund Affiliate, from and against any and all Losses resulting from (i) any breach by U.S.C. of any representation, warranty or agreement contained in this Agreement or (ii) any willful misconduct or gross negligence by U.S.. in the performance of, or failure to perform, its obligations made this Agreement, except to the extent such Losses are caused by Program Fund's or Program Fund Affiliates breach of this Agreement or their willful misconduct or negligence in the performance, or failure to perform, their obligations under this Agreement, is provided for in Section 6 of the NTF Program Service Agreement incorporated herein by reference as Exhibit
(h)(31).

            Indemnification of Denver Investment Advisors LLC (the "Adviser") and the Registrant and their affiliates and their trustees, members, officers, employees, agents and each person, if any, who controls the Adviser within the meaning of the Securities Act of 1933, as amended against any losses, claims, damages or liabilities to which any such indemnitee may become subject insofar as those losses, claims, damages or liabilities (or actions in respect thereof) arise out of any actions or failure or omission to act by BenefitsCorp Equities, Inc. ("BCE") under the Administrative Services Agreement (the "Agreement"), or occur in connection with or are based upon the provision of BCE's services described in such Agreement or failure to provide such services by BCE is provided for in Section 7.1 of the Agreement incorporated herein by reference as Exhibit (h)(34). BCE will reimburse the indemnitees for any legal or other expenses incurred by them as they are incurred in connection with investigating, appearing to defend, or defending such claim or action; provided, however, that BCE will not be liable for indemnification to the extent that any such loss, claim, damage or liability results from the negligence or willful misconduct of the Registrant, the Adviser, or their trustees, members, officers, employees, agents or successors or assigns.

            Indemnification of the Registrant and its officers, directors, partners, employees, trustees, shareholders and agents ("Indemnitees") against any claims or liabilities suffered by all or any of such Indemnitees to the extent arising out of any, or in connection with any representation, warranty, or obligation under the Trading and NSCC Fund/Serv Networking Agreement (the "Agreement"), act or commission or omission or the negligence or willful misconduct of BenefitsCorp Equities, Inc. ("BCE") relating to the Agreement or the services rendered thereunder, including reasonable legal fees and other out-of-pocket costs of investigating and/or defending against any such claim or liability is provided for in Section 11 of the Agreement incorporated herein by reference as Exhibit (h)(35).

            Indemnification of Denver Investment Advisors LLC ("DIA"), the Registrant and their directors, trustees, members, officers, employees, and agents from and against any and all losses, claims, liabilities and expenses (including, but not limited to, reasonable attorney's fees) incurred by any of them and arising as a result of negligence or willful misconduct by Pershing LLC or any Participating Correspondent, as defined in the Agreement ("Pershing"), breach by Pershing of applicable law, breach by Pershing of material provisions of the Agreement, and breach by Pershing of a representation, warranty or covenant in the Agreement is provided for in Section 5 of the FundVest - No Transaction Fee Agreement incorporated herein by reference as Exhibit (h)(38).

            Section 11 of the Agreement also provides for the indemnification of the Indemnitees for any claims or liabilities they suffer (including reasonable legal fees and other out-of-pocket costs of investigating and/or defending against any such claim or liability), arising from non-compliance by BCE, in providing services pursuant to the Agreement, with any applicable Federal and state securities laws and regulations.

            Indemnification of Denver Investment Advisors LLC ("DIA"), the Registrant and their directors, trustees, members, officers, employees, and agents from and against any and all losses, claims, liabilities and expenses (including, but not limited to, reasonable attorney's fees) incurred by any of them and arising as a result of negligence or willful misconduct by Pershing LLC or any Perticipating Correspondent, as deinfed in the Agreement ("Pershing"), breach by Pershing of applicable law, breach by Pershing of material provisions of the Agreement, and breach by Pershing of a representation, warranty or covenant in the Agreement is provided for in Section 5 of the FundVest - No Transaction Fee Agreement incorporated herein by reference as Exhibit (h)(38).

            Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 1.9 of the Distribution Agreement incorporated herein by reference as Exhibits (e)(1)(i). Indemnification of Registrant's Bookkeeping and Pricing Agent against certain losses is provided for in Section 6 of the Amended and Restated Bookkeeping and Pricing Agreement filed herewith as Exhibit (h)(3). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify. In addition, Section 9.3 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (a)(1), provides as follows:

9.3 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

            The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.2.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            Indemnification of the Fund Company and its trustees, officers and shareholders against any loss, cost, damage, expense, liability or claim including, without limitations, reasonable legal fees and other out-of-pocket costs of defending against any such loss arising out of any negligence or omission by Mid-Atlantic Capital Corporation ("MACC") is provided for in section 12 of the Agency Trading Agreement incorporated herein by reference as Exhibit
(h)(21).

            Section 9.6 of the Registrant's Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit
(a)(1), also provides for the indemnification of shareholders of the Registrant.
Section 9.6 states as follows:

9.6 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been an [sic] Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Adviser

            To Registrant's knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

                         DENVER INVESTMENT ADVISORS LLC

------------------------------------------------------------------------------------------------------------------------------------
Name               Position                       Other                                        Type of
                   With                           Business                                     Business
                   Denver Investment              Connections
                   Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------
Todger Anderson    Executive Manager/President    President of Blue Chip Value Fund, Inc.*     Investment Company
                                                  Director of Fischer Imaging Corp.**          Hospital Equipment and Supply Company
------------------------------------------------------------------------------------------------------------------------------------

* The address of the Blue Chip Value Fund, Inc. is 1225 17th Street, 26th Floor, Denver, Colorado 80202.

**          The  address of Fischer  Imaging  Corp.  is 12300  Grant,  Thornton,
            Colorado 80241.

Item 27. Principal Underwriter

            (a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Financial Investors Trust, Firsthand Funds Trust, Holland Balanced Fund Trust, Stonebridge Funds Trust, First Funds Trust, Ameristock Mutual Fund Inc., Midcap SPDR Trust, Select Sector SPDR Trust, Nasdaq-100 Trust, SPDR Trust, DIAMONDS Trust, State Street
Institutional Investment Trust, Accessor Funds Inc., Aristata Mutual Funds, BLDRS Index Funds Trust, Black Diamond Funds, Wasatch Funds, Williams Capital Management Trust, W.P. Stewart & Co. Growth Fund Inc., PowerShares Trust, Financial Investors Variable Insurance Trust, and Davis Park Series Trust.

            (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

                       Positions and                           Positions and
Name and Principal     Offices with                            Offices with
Business Address*      ALPS                                    Registrant
-----------------      -------------                           -------------

W. Robert Alexander    Chairman of the Board                   None
                       and Secretary

Thomas A. Carter       Chief Financial Officer and             None
                       Director

Edmund Burke           President and Director                  None

Jeremy May             Senior Vice President and               None
                       Director

Robert Szydlowski      Vice President                          None

Rick Pederson          Director                                None

* The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

            (c) None.

Item 28. Location of Accounts and Records

            (a) Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

            (b) ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its functions as administrator and bookkeeping and pricing agent for each of Registrant's investment portfolios).

            (c) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 (records relating to its function as distributor for each of the Registrant's Portfolios).

            (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its functions as transfer agent for each of the Registrant's investment portfolios).

            (e) The Bank of New York, One Wall Street, New York, NY 10286 (records relating to its functions as custodian for each of the Registrant's investment portfolios).

Item 29. Management Services

            None.

Item 30. Undertakings

            None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485 (b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 1st day of October, 2003.

                                       WESTCORE TRUST
                                       Registrant


                                       By: /s/ Jeffrey D. Adams
                                           ------------------------
                                           Jeffrey D. Adams
                                           President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                    Title                           Date

*/s/ Jack D. Henderson       Chairman of the                 October 1, 2003
----------------------       Board of Trustees and
Jack D. Henderson            Vice President

*/s/ McNeil S. Fiske         Trustee                         October 1, 2003
--------------------
McNeil S. Fiske

*/s/ James B. O'Boyle        Trustee                         October 1, 2003
---------------------
James B. O'Boyle

*/s/ Robert L. Stamp         Trustee                         October 1, 2003
--------------------
Robert L. Stamp

*/s/ Lyman Seely             Trustee                         October 1, 2003
----------------
Lyman Seely

/s/ Kenneth V. Penland       Trustee                         October 1, 2003
----------------------
Kenneth V. Penland

*/s/ Jasper Frontz           Treasurer (Principal            October 1, 2003
------------------           Financial Officer and
Jasper Frontz                Chief Accounting Officer)

*By: /s/ Jeffrey D. Adams    President (Principal Executive  October 1, 2003
     --------------------    Officer)
     Jeffrey D. Adams
     Attorney-in-fact

                                  Exhibit Index

      (d)(2)      Form of Agreement dated January 15, 2003,  between  Registrant
                  and  Denver   Investment   Advisors   LLC   relating   to  the
                  Sarbanes-Oxley Act of 2002.

        e(4) Form of Anti-Money Laundering Delegation Amendment dated July 24, 2002, between Registrant and ALPS Distributors, Inc., to Amended and Restated Distribution Agreement dated November 1, 2000, between Registrant and ALPS Distributors, Inc.

        g(7)      Form of Westcore Domestic Custody Services fee schedule

        g(8)      Form of Westcore Global Custody Services fee schedule.

    h(1)(ii) Form of Amendment dated January 15, 2003 to the Amended and Restated Administration Agreement dated November 1, 2000 between Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc.

   h(1)(iii)      Form of Amendment  dated as of May 23, 2003 to the Amended and
                  Restated  Administration  Agreement  dated  November  1,  2000 between  Registrant,  Denver Investment  Advisors LLC and ALPS
                  Mutual Funds Services, Inc.

     h(2)(i) Form of Side Letter dated November 25, 2002 between Registrant and State Street Bank and Trust Company to Transfer Agency and Service Agreement.

    h(2)(ii) Form of Transfer Agency and Service Agreement dated December 17, 2002 between Registrant and State Street Bank and Trust Company.

   h(2)(iii)      Form of Delegation  Amendment  dated December 17, 2002 between
                  Registrant  and State  Street  Bank and Trust  Company  to the
                  Transfer Agency and Service Agreement  between  Registrant and
                  State Street Bank and Trust Company dated December 17, 2002

    h(3)(ii) Form of Amendment No. 1 dated January 15, 2003 to the Bookkeeping and Pricing Agreement dated November 1, 2000 between Registrant and ALPS Mutual Funds Services, Inc.

   h(3)(iii)      Form of  Delegation  Amendment  dated January 21, 2003 between
                  ALPS  Mutual  Funds  Services,   Inc.  and  Denver  Investment
                  Advisors LLC to the  Bookkeeping  and Pricing  Agreement dated
                  November 1, 2000  between  Registrant  and ALPS  Mutual  Funds
                  Services, Inc.

  h(5)(i)(a)      Form of Amendment  dated April 1, 2003 to Operating  Agreement dated  November  27,  1995  between  Charles  Schwab & Co. and
                  Registrant.

  h(5)(i)(b)      Form of Side Letter to  Agreement  dated April 1, 2003 between
                  Registrant and Denver Investment Advisors LLC with respect to the Operating Agreement and Services Agreement dated as of April 1, 2003 between Charles Schwab & Co., Inc., and Westcore
                  Trust.

  h(5)(i)(c)      Form  of  Operating  Procedures  Amendment  to  the  Operating
                  Agreement  dated June 16, 2003 between  Registrant and Charles
                  Schwab & Co. dated April 1, 2003

h(5)(iii)(c)      Form of  Amendment  dated April 1, 2003 to Services  Agreement dated March 26, 1996, among Charles Schwab & Co., Inc., Denver
                  Investment Advisors, LLC and Registrant.

    h(12)(v) Form of Amendment dated January 15, 2003 to the Securities Lending Agency Client Agreement dated March 27, 1998 between Registrant, Paine Webber Incorporated and each of Registrants Funds listed in Exhibit 1 of the Amendment to Securities Lending Agency Client Agreement.

   h(12)(vi)      Form of  Assignment  Consent  Letter  dated May 9, 2003 to the
                  Securities  Lending Agency Client  Agreement dated as of March
                  27, 1998 among Paine Webber Incorporated and Registrant.

       h(22) Fee Waiver Letter Agreement dated October 1, 2003 among Westcore Trust, ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is filed electronically herewith.

   h(32)(ii)      Form  of  Amendment  dated  April  4,  2003  to  the  Services
                  Agreement  dated  February  21, 2003  between  Investor  Force
                  Securities, Inc. and Registrant.

   h(36)(ii)      Form of  Consent  to  Assignment  dated May 25,  2003  between
                  Registrant  and Lipper Inc.  assigning the Portfolio  Services
                  Agreement between Registrant and Capital Access International to Lipper Inc.

       h(37) Form of Agency Trading Agreement dated May 19, 2003 among Denver Investment Advisors LLC and First American Bank.

       h(38) Form of FundVest - No Transaction Fee Agreement dated March 13, 2003 between Registrant, Denver Investment Advisors LLC and Pershing LLC.

       h(39) Form of Side Letter Agreement dated March 13, 2003 between Registrant, Denver Investment Advisors LLC, and ALPS Distributors, Inc. with respect to FundVest No Transaction Fee Agreement dated March 13, 2003 between Registrant, Denver Investment Advisors LLC and Pershing LLC.

         (i)      Opinion of Davis Graham & Stubbs LLP

      (j)(2)      Consent of Deloitte & Touche LLP

         (q)      Powers of Attorney